Exhibit 10.98

PURCHASE AND SALE CONTRACT

          This Purchase and Sale Contract (“Contract”) is made and entered into by and between Apple Nine Ventures Ownership Inc., a Virginia Corporation(“Seller”) and 111 REALTY INVESTORS, LP, a Texas limited partnership (“Purchaser”) as of the date on which this Contract is executed by the last to sign of Seller and Purchaser (“Effective Date”).

          In consideration of the mutual covenants in this Contract, Seller and Purchaser agree as follows:

Section 1. Sale and Purchase.

          (a) Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase and accept from Seller, for the Purchase Price (as defined below), subject to the terms and conditions set forth in this Contract, the following:

(i) the surface of approximately 110 separate tracts of real property (being approximately three to five acres each) in Tarrant, Johnson, Dallas and Ellis Counties, Texas described on Exhibit A attached hereto (each such site being referred to herein as a “Site” and all Sites being collectively referred to herein as the “Land”);

(ii) all of Seller’s rights and interests in and to all roads, streets, alleys, easements, licenses, and other rights appurtenant to the Land;

(iii) all of Seller’s rights and interests, if any, in and to any buildings and other improvements and any fixtures and equipment attached to or located on the Land (“Improvements”); and

(iv) all leases, subleases, rental contracts, occupancy agreements, licenses, permits, franchises, concessions and other agreements relating to the use or occupancy of the Property (the “Leases”), including that certain Ground Lease Agreement between Seller and Chesapeake Operating, Inc. (“Tenant”) dated February 3, 2010, as amended by First Amendment to Ground Lease dated February 18, 2010 and by Second Amendment to Ground Lease dated July 8, 2011 (the “CHK Lease”).

          (b) All of the above described property interests are collectively referred to in this Contract as the “Property.”

          (c) Seller shall convey the Property to Purchaser free and clear of all liens, claims, easements, rights-of-way, reservations, restrictions, encroachments, tenancies, and any other encumbrances (collectively, the “Encumbrances”) except the CHK Lease and the other Encumbrances appearing in the Title Commitment (as defined below in Section 4) that are not cured and that are subsequently waived pursuant to Section 4 below (collectively, the “Permitted Encumbrances”).

Section 2. Purchase Price and Earnest Money.

          (a) The purchase price for the Property (“Purchase Price”) to be paid by Purchaser to Seller is $1,803,636.36 per Site, resulting in the total sum of $198,400,000.00, payable in cash at Closing. Purchaser understands that under the CHK Lease, the Tenant may exercise a repurchase option on Site(s) from time-to-time not to exceed thirty (30) sites. It is understood that if the Tenant exercises such right prior to closing, then the Purchase Price shall be adjusted downward in Purchaser’s favor by $1,400,000.00 for each individual site purchased by Tenant prior to Closing.

          (b) Contemporaneously with the execution of this Contract, Purchaser delivers to Seller a check in the amount of $100.00 (“Independent Contract Consideration”), as independent consideration for Seller’s execution, delivery, and performance of this Contract. This Independent Contract Consideration is nonrefundable and shall be retained by Seller notwithstanding any other provision of this Contract.

          (c) Within three (3) days after the execution and delivery of this Contract by Seller to Purchaser, Purchaser shall deliver to Title Company (as defined below in Section 4) a check payable to the order of Title Company or other means of funding reasonably satisfactory to Seller in the amount of $100,000.00 (“Earnest Money”). Title Company shall hold the Earnest Money in escrow and deliver it in accordance with the provisions of this Contract. The Title Company shall invest the Earnest Money in an interest bearing account through a bank or other financial institution selected by Purchaser (hereafter, all references in this Contract to Earnest Money include the amount deposited by Purchaser with the Title Company pursuant to this Section 2(c) together with all interest accrued thereon).

Section 3. Survey and Review Reports. Seller has delivered to Purchaser for Purchaser’s review the existing survey of the Land (the “Survey”) and any previously prepared environmental reports and studies in Seller’s possession concerning the Property (“Review Reports”).

Section 4. Commitment and Survey.

          (a) Within fourteen (14) days after the Effective Date, Seller shall obtain, at Seller’s sole cost and expense (i) an Owner’s Commitment for Title Insurance (“Title Commitment”) from Chicago Title Company, 5501 LBJ Freeway, Suite 200, Dallas, Texas 75240, Attention: David Long (214-570-0200) (“Title Company”), setting forth the status of the title of the Property and showing all Encumbrances and other matters, if any, relating to the Property; and (ii) a legible copy of all documents referred to in the Title Commitment, including but not limited to, plats, reservations, restrictions, and easements. The Owner Policy to be delivered by Seller to Purchaser pursuant to Section 6(b) (iv) shall be underwritten and issued through Title Company on behalf of Chicago Title Insurance Company (or equivalent national title company satisfactory to Purchaser).

          (b) If the Title Commitment or Survey discloses any Encumbrances or other matters that are not acceptable to Purchaser in Purchaser’s sole discretion other than the CHK Lease, then Purchaser shall give Seller written notice thereof within ten (10) days after receipt of the Title Commitment, Survey and all documents referred to in the Title Commitment, specifying Purchaser’s objections (“Objections”), if any. If Purchaser gives such notice to Seller, Seller shall have no obligation to cure the Objections.

          (c) If Purchaser gives notice of Objections and Seller does not elect to cure the Objections within the seven (7) day period following receipt of the notice from Purchaser (“Cure Period”), Purchaser shall have the right either (i) to terminate this Contract by giving written notice thereof to Seller within two (2) business days after the expiration of such Cure Period, and, upon such termination, Purchaser shall be entitled to the return of the Earnest Money, and neither party hereto shall have any further rights or obligations, or (ii) to waive the Objections and consummate the purchase of the Property subject to the Objections which shall be deemed to be Permitted Encumbrances. Notwithstanding the foregoing sentence, if Seller has commenced curing the Objections and is diligently prosecuting the same, as determined by Purchaser in Purchaser’s sole discretion, then Purchaser in Purchaser’s sole discretion may extend the Cure Period (and the Review Period as to the Objections only) for an amount of time Purchaser deems necessary for Seller to cure the same. The cure of any Objection accomplished by Seller must be satisfactory to Purchaser in its sole reasonable discretion and shall not involve any indemnity by Seller in favor of Title Company. If Purchaser does not elect in writing to terminate or waive as provided in the foregoing, then Purchaser shall be deemed to have elected to waive the Objections and consummate the purchase of the Property subject to the Objections.

Section 5. Review Period.

          (a) Notwithstanding anything to the contrary contained in this Contract, Purchaser shall have a period of time commencing on the Effective Date and ending sixty (60) days thereafter (“Review Period”) in which to determine whether or not the Property is, in Purchaser’s sole discretion, suitable for Purchaser’s intended use.

          (b) Notwithstanding anything to the contrary in the CHK Lease, during the Review Period, Purchaser shall have the right to go onto the Property, including the Improvements, to make environmental inspections, surveys, test borings, soil analyses, and other tests, and studies; provided, however, at Seller’s request, Purchaser shall promptly after receipt thereof deliver to Seller a copy of every third party report (“Third Party Reports”) of findings that are issued as a result of such activities (excluding only market studies or appraisals).

          (c) Notwithstanding anything to the contrary in the CHK Lease, Purchaser will conduct any such physical inspections, tests, examinations, studies in a manner that will not interfere with Seller’s or Tenant’s operations on the Property.

          (d) If at any time prior to the expiration of the Review Period, Purchaser is not satisfied in Purchaser’s sole discretion as to the condition precedent described in Section 5(a) above, then Purchaser may terminate this Contract by giving Seller written notice of termination, and upon such termination, Title Company shall return the Earnest Money to Purchaser, and neither party shall have any further rights or obligations under this Contract.

Section 6. Closing.

          (a) The Closing (“Closing”) of the sale of the Property by Seller to Purchaser shall occur through the office of the Title Company, on or before the thirtieth (30th) day after the expiration of the Review Period (“Closing Date”).

          (b) At the Closing, all of the following shall occur, all of which are deemed concurrent conditions:

(1) Seller shall deliver or cause to be delivered to Purchaser the following:

(i) a Special Warranty Deed (“Deed”), fully executed and acknowledged by Seller, conveying to Purchaser good and indefeasible fee simple title to the Property subject only to the CHK Lease and the Permitted Encumbrances, in the form attached hereto as Exhibit “B”;

(ii) an Estoppel Certificate executed by Tenant substantially in the form attached hereto as Exhibit “C”;

(iii) an SNDA executed by Tenant substantially in the form attached hereto as Exhibit “D”;

(iv) an Assignment and Assumption Agreement in form and substance satisfactory to Purchaser, fully executed and acknowledged by Seller, assigning, conveying and transferring the CHK Lease;

(v) a letter addressed to Tenant under the CHK Lease informing Tenant of the change in ownership of the Property (collectively, the “Tenant Notice Letter”), which Tenant Notice Letter shall be delivered immediately after Closing by Seller to Tenant;

(vi) any and all agreements, documents or instruments in connection with or part of the CHK Lease shall be assigned and transferred to the Purchaser;

(vii) an affidavit executed by Seller in compliance with Section 1445 of the United States Internal Revenue Code, as amended, and applicable regulations stating that Seller is not a “foreign person” as that term is defined in Section 1445;

(viii) an Owner Policy of Title Insurance (“Owner Policy”) issued by Title Company to Purchaser in the amount of the Purchase Price insuring that, after the completion of the Closing, Purchaser is the owner of indefeasible fee simple title to the Property, subject only to the CHK Lease and the Permitted Encumbrances, and the standard printed exceptions included in a Texas Extended Form Owner Policy of Title Insurance; provided, however, the printed form exception for restrictive covenants shall be deleted except for those restrictive covenants that are Permitted Encumbrances, there shall be no exception for rights of parties in possession, and the standard exception for taxes shall read: “Standby Fees and Taxes for [the year of Closing] and subsequent years, and subsequent assessments for prior years due to change in land usage or ownership”;

(ix) any instrument necessary to release any liens against the Property;

(x) any other instrument or document necessary for Title Company to issue the Owner Policy in accordance with Section 6(b)(1)(iv) above.

(2) Purchaser, at Purchaser’s sole cost and expense, shall deliver or cause to be delivered to Seller through the Title Company federally wired funds or a certified or cashier’s check or such other means of funding acceptable to Seller, in an amount equal to the Purchase Price, adjusted for closing costs and prorations;

(3) Title Company shall return the Earnest Money to Purchaser at Closing by means of a credit against the Purchase Price.

(4) Seller shall pay 51% and Purchaser 49% of the premium for the Owner Policy. Seller and Purchaser shall each pay their respective attorneys’ fees and one-half of the escrow fee, and Purchaser shall pay the recording fees.

Notwithstanding the foregoing, a failure by Seller to deliver the Estoppel Certificate or SNDA as described in (ii) and (iii) above, respectively, shall not be a default by Seller hereunder. Rather, such failure will be deemed a failure of a condition precedent to Purchaser’s obligation to close for which Purchaser may in writing either (x) waive and proceed to closing or (y) terminate this Agreement and receive a return of the Earnest Money Deposit.

          (c) CHK IS RESPONSIBLE FOR TAXES.

          (c) Upon completion of the Closing, Seller shall deliver to Purchaser actual possession of the Property, subject to the CHK Lease, with all parts of the Property in substantially the same condition as on the Effective Date except for changes made by Tenant in accordance with the CHK Lease.

Section 7. Agents. Seller and Purchaser each represent and warrant to the other that it has not engaged the services of any agent, broker, or other similar party in connection with this transaction. Seller and Purchaser each agrees to indemnify and hold the other harmless from the claims of any agent, broker, or other similar party claiming by, through, or under the indemnifying party.

Section 8. “AS IS” SALE.

          (a) PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT THE SALE OF THE PROPERTY HEREUNDER IS AND WILL BE MADE ON AN “AS IS, WHERE IS AND WITH ALL FAULTS” BASIS. THE OCCURRENCE OF CLOSING SHALL CONSTITUTE AN ACKNOWLEDGMENT BY PURCHASER THAT THE PROPERTY WAS ACCEPTED WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED (EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH HEREIN AND EXCEPT FOR THE SPECIAL WARRANTIES OF TITLE SET FORTH IN THE SPECIAL WARRANTY DEED).

          (b) EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH HEREIN AND EXCEPT FOR THE SPECIAL WARRANTIES OF TITLE SET FORTH IN THE SPECIAL WARRANTY DEED, SELLER HEREBY SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES OR GUARANTIES OF ANY KIND OR CHARACTER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, FUTURE OR OTHERWISE, OF, AS TO, CONCERNING OR WITH RESPECT TO THE PROPERTY.

          (c) AS A MATERIAL INDUCEMENT TO SELLER TO ENTER INTO THIS AGREEMENT, AND WITH THE EXCEPTION OF THOSE REMEDIES EXPRESSLY PROVIDED IN THIS AGREEMENT WITH RESPECT TO A BREACH BY SELLER OF ITS EXPRESS REPRESENTATIONS, WARRANTIES, COVENANTS, AND OBLIGATIONS SET FORTH HEREIN AND/OR IN THE DOCUMENTS EXECUTED IN CONNECTION WITH CLOSING, EFFECTIVE AS OF THE CLOSING, PURCHASER, FOR ITSELF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, RELEASES, ACQUITS, COMPROMISES WITH AND FOREVER DISCHARGES THE SELLER AND EACH OF THE SELLER’S PREDECESSORS, SUCCESSORS, ASSIGNS, AGENTS, PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, INSURANCE COMPANIES, REPRESENTATIVES, ATTORNEYS, DIVISIONS, SUBSIDIARIES, AFFILIATES (AND PARTNERS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES AND ATTORNEYS OF SUCH PARENT COMPANIES, DIVISIONS, SUBSIDIARIES AND AFFILIATES), AND ALL PERSONS ACTING BY, THROUGH, UNDER OR IN CONCERT WITH ANY OF THEM (COLLECTIVELY “RELEASED PARTIES”), FROM AND FOR ALL CHARGES, COMPLAINTS, CLAIMS, LIABILITIES, OBLIGATIONS, PROMISES, AGREEMENTS, CONTROVERSIES, DAMAGES, ACTIONS, CAUSES OF ACTION, SUITS, RIGHTS, DEMANDS, COSTS, LOSSES, DEBTS AND EXPENSES (INCLUDING ATTORNEY’S FEES AND COSTS ACTUALLY INCURRED) OF ANY NATURE WHATSOEVER, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, ARISING IN CONNECTION

WITH THE PROJECT, WHETHER PRIOR TO OR AFTER THE CLOSING, INCLUDING, BUT NOT LIMITED TO CLAIMS UNDER ANY FEDERAL, STATE OR LOCAL LAWS, INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL LAWS, WHICH PURCHASER NOW HAS, OWNS OR HOLDS, OR CLAIMS TO HAVE, OWN OR HOLD, OR CLAIMED TO HAVE, OWN OR HOLD AGAINST ANY OF THE RELEASED PARTIES.

          (d) THE PROVISIONS OF THIS SECTION 8 SHALL SURVIVE THE TERMINATION OF THIS CONTRACT AND THE CLOSING.

Section 9. Representations of Seller. Seller makes the following representations and warranties, each of which individual representation and warranty (i) is material and being relied upon by Purchaser, (ii) is true in all respects as of the date hereof and (iii) shall be a condition to Purchaser’s obligations at the Closing.

          (a) This Contract and all documents to be executed and delivered by Seller at Closing are and at the Closing will be duly executed and delivered, and are and at the Closing will be legal, valid, and binding obligations of Seller, and do not and at the Closing will not violate any provisions of any agreement to which Seller is a party or to which Seller is subject.

          (b) Seller has and at the Closing Date will have and will convey to Purchaser good and indefeasible fee simple title to the Property free and clear of all Encumbrances except the CHK Lease and the Permitted Encumbrances.

          (c) To the best of Seller’s knowledge, there are no existing or pending litigation or claims with respect to the Property, and there are no such actions, suits, proceedings, or claims threatened or asserted.

          (d) Other than the CHK Lease and the Permitted Encumbrances, there exist no material leases, subleases, rental contracts, occupancy agreements, licenses, permits, franchises, concessions and other agreements relating to the use or occupancy of the Property.

          (e) Other than the Tenant’s Option to Purchase contained in the CHK Lease, Seller has not entered into any other currently effective contract to sell or encumber the Property or any portions thereof, nor will Seller, between the Effective Date and the Closing Date (or the earlier termination of this Contract), sign any other contract or letter of intent related to the sale of the Property (or any portion thereof) or commence or continue any negotiations regarding the sale of the Property (or any portion thereof) to any party other than Purchaser.

          (f) Seller has not received any notice of any material violation of any ordinance, regulation, law, or statute of any governmental agency pertaining to the Property or any portion thereof. [CHIP: from time to time we get a weed or mowing notice, but CHK handles]

          (g) Seller has no current actual knowledge that the Property is in violation of any environmental law or regulation.

          (h) All leasing commissions applicable to the CHK Lease have been paid and no such costs are hereafter payable by the Seller under the CHK Lease; and there are no leasing, brokerage or commission agreements which would be binding upon Purchaser or the Property after Closing.

          (i) Prior to Closing, Seller shall maintain the Property in as good condition and repair as exists on the Effective Date, except for normal wear and tear and any casualty or condemnation.

          References to the “knowledge” of Seller, as used in this Contract, shall refer only to the current actual knowledge of David Buckley, whom Seller represents to be the principal and officer of Seller who is most knowledgeable with respect to the Property, and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller or any affiliate of Seller, or to any officer, agent, manager, member, representative or employee of Seller or any affiliate thereof (collectively, “Seller’s Representatives”) other than David Buckley, or to impose any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains.

Section 10. Survival; Remedies. The representations and warranties of Seller set forth in Section 9 hereof shall survive Closing for a period of six (6) months. No claim for a breach of any representation or warranty of Seller shall be actionable or payable if the breach in question results from or is based on a condition, state of facts or other matter which was known to Purchaser prior to Closing. Seller shall have no liability to Purchaser for a breach of any representation or warranty unless (a) the valid claims for all such breaches collectively aggregate more than $100,000.00, in which event the full amount of such valid claims shall be actionable, and (b) written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Seller and an action shall have been commenced by Purchaser against Seller in a court of competent jurisdiction prior to the expiration of said six (6) month period. In the event that any of the representations and warranties set forth in Section 9 hereof made by Seller in this Contract are not true and correct in all material respects on the Closing Date as if made on and as of such date, then Seller shall notify Purchaser of same, and Purchaser, as Purchaser’s sole remedy therefore, may elect to terminate this Contract on or before the Closing Date and receive a return of the Earnest Money free of any claims by Seller with respect thereto. This Section 10 shall survive Closing. In no event shall Seller’s Representatives have any personal liability to Purchaser for the breach or inaccuracy of any representation or warranty or for the non-performance of any covenant contained in this Contract.

Section 11. Representations of Purchaser. Purchaser makes the following representations and warranties which survive the Closing:

(a)

This Contract and all documents to be executed and delivered by Purchaser at Closing are and at the Closing will be duly executed and delivered, and are and at the Closing will be legal, valid, and binding obligations of Purchaser, and do not and at the Closing will not violate any provisions of any agreement to which Purchaser is a party or to which Purchaser is subject.

(b)

That its signatory has the legal power, right and authority to execute the Contract and bind the Purchaser to purchase the Property, and that Purchaser has the ability to perform its duties and obligations hereunder.

Section 12. Notices.

          (a) Any notice under this Contract shall be in writing and shall be deemed to have been served if (i) delivered in person to the address set forth below for the party to whom the notice is given, (ii) delivered in person at the Closing (if that party is present at the Closing), (iii) placed in the United States mail, return receipt requested, addressed to such party at the address specified below, (iv) deposited into the custody of FedEx Corporation to be sent by FedEx Overnight Delivery or other reputable overnight carrier for next day delivery, addressed to the party at the address specified below, or (v) telecopied to the party at the telecopy number listed below, provided that the transmission is confirmed by telephone on the date of the transmission, including by means of a printed confirmation generated by the transmitting facsimile machine.

The address of Seller under this Contract is:

Apple Nine Ventures Ownership, Inc.
Attn: David McKenney
814 East Main Street
Richmond, Virginia 23219
Telephone: (804) 727-6318
Telecopy: (804) 727-6349

with a copy to:

Apple Nine Ventures Ownership, Inc.
Attn: David Buckley
814 East Main Street
Richmond, Virginia 23219
Telephone: (804) 727-6338
Telecopy: (804) 727-6349

The address of Purchaser under this Contract is:

111 Realty Investors, LP
3715 Camp Bowie Boulevard
Fort Worth, TX 76107
Telephone: (817) 763-0700
Telecopy: (817) 763-9155
Attention: Michael J. Mallick

with a copy to:

Susan A. Halsey
Jackson Walker L.L.P.
777 Main Street, Suite 2100
Fort Worth, TX 76102
Telephone: (817) 334-7200
Telecopy: (817) 870-5103

From time to time either party may designate another address or telecopy number under this Contract by giving the other party advance written notice of the change.

Section 13. Termination, Default, and Remedies.

          (a) If Purchaser fails to close the purchase of the Property pursuant to this Contract for any reason other than Purchaser terminating the Contract pursuant to an express termination right under this Contract or Seller’s failure to perform Seller’s obligations under this Contract, then Seller, as Seller’s sole and exclusive remedy, shall have the right to terminate this Contract by written notice to Purchaser prior to or at the Closing, and Title Company shall deliver the Earnest Money to Seller as liquidated damages.

          (b) If Seller fails to close the sale of the Property pursuant to this Contract or fails to perform any of Seller’s other obligations under this Contract for any reason other than Seller terminating the Contract pursuant to an express termination right under this Contract or Purchaser’s failure to perform Purchaser’s obligations under this Contract, then Purchaser shall have the right (i) to terminate this Contract by written notice to Seller prior to or at the Closing, in which event the Title Company shall deliver the Earnest Money to Purchaser, or (ii) enforce specific performance of Seller’s duties and obligations under this Contract, provided that the right to enforce specific performance shall not require Seller to remove any title encumbrances not affirmatively placed on the Property by Seller other than monetary liens created by Seller. In the event Purchaser fails to file an action for specific performance of this Contract on or before sixty (60) days after the date of such non-performance, Purchaser shall be deemed to have elected to proceed under clause (i) above and shall be deemed to have waived its right to enforce specific performance of this Contract. Purchaser’s remedies for Seller’s default of any obligation in this Contract that survives Closing shall be those allowed by law; provided, however, Purchaser’s remedies for the breach of any of Seller’s representations or warranties shall be governed by the provisions of Section 10 above.

          (c) If either Seller or Purchaser becomes entitled to the Earnest Money upon cancellation of this Contract in accordance with its terms, Purchaser and Seller covenant and agree to deliver a letter of instruction to the Title Company directing disbursement of the Earnest Money to the party entitled thereto. If either party fails or refuses to sign or deliver such an instruction letter when the other party is entitled to disbursement of the Earnest Money, that party shall pay, upon the final order of a court with appropriate jurisdiction, all reasonable attorney’s fees incurred by the party so entitled to the Earnest Money in connection with its recovery.

Section 14. Entire Contract. This Contract (including the attached exhibits) contains the entire contract between Seller and Purchaser, and no oral statements or prior written matter not specifically incorporated herein is of any force and effect. No modifications are binding on either party unless set forth in a document executed by that party.

Section 15. Assigns. This Contract inures to the benefit of and is binding on the parties and their respective legal representatives, successors, and assigns. Purchaser may not assign its rights and obligations under this Contract without the prior written consent of Seller, which shall not be unreasonably withheld; provided, however, Purchaser may, without Seller’s consent, assign this Agreement to an entity controlled by Purchaser, as long as Purchaser (a) notifies Seller of such assignment at least five (5) business days prior to the Closing Date; and (b) delivers to Seller an assumption agreement which provides that Purchaser will remain liable hereunder notwithstanding such assignment.

Section 16. Intentionally Deleted

Section 17. Time of the Essence. Time is of the essence under this Contract.

Section 18. Taking Prior to Closing. If, prior to Closing, the Property or any portion thereof becomes subject to a taking by virtue of eminent domain, to any extent whatsoever, Purchaser may, in Purchaser’s sole discretion, either (i) terminate this Contract whereupon the Earnest Money shall be returned to Purchaser, and neither party hereto shall have any further rights or obligations hereunder, or (ii) proceed with the Closing of the transaction, in which event Seller shall assign to Purchaser all condemnation proceeds available as a result of such taking.

Section 19. Terrorist Organizations Lists. Seller and Purchaser each represent to the other that (i) it is not acting, directly or indirectly, for or on behalf of any person named by the United States Treasury Department as a Specifically Designated National and Blocked Person, or for or on behalf of any person designated in Executive Order 13224 as a person who commits, threatens to commit, or supports terrorism, and (ii) it is not engaged in the transaction contemplated by this Contract directly or indirectly on behalf of, or facilitating such transaction directly or indirectly on behalf of, any such person.

Section 20. Governing Law. This Contract shall be governed by and construed in accordance with the laws of the State of Texas.

Section 21. Performance of Contract. The obligations under the terms of the Contract are performable in Tarrant County, Texas, and any and all payments under the terms of the Contract are to be made in Tarrant County, Texas.

Section 22. Venue. Venue of any action brought under this Contract shall be in Tarrant County, Texas if venue is legally proper in that county.

Section 23. Severability. If any provision of this Contract is held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability will not affect any other provision, and this Contract will be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

Section 24. Construction. The parties acknowledge that each party and its counsel have reviewed and revised this Contract and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Contract or any amendments or exhibits hereto.

Section 25. Attorney’s Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Contract, the prevailing party or parties shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party or parties may be entitled. The term “prevailing party” is defined to mean the party who obtains a determination of wrongful conduct by the other party regardless of whether actual damages are awarded.

Section 26. Business Days. If the Closing Date or the day for performance of any act required under this Contract falls on a Saturday, Sunday or legal holiday, then the Closing Date or the day for such performance, as the case may be, shall be the next following regular business day.

Section 27. Counterparts. This Contract may be executed in multiple counterparts, each of which will be deemed an original, but which together will constitute one instrument.

SIGNATURES ON NEXT PAGE

          This Contract is executed as of the Effective Date.

SELLER:

Apple Nine Ventures Ownership, Inc.,
a Virginia corporation

By:	/s/ David Buckley

Name:	David Buckley

Title:	Vice President

Date:	August 3, 2011

PURCHASER:

111 REALTY INVESTORS, LP,
a Texas limited partnership

By:	/s/ Michael J. Mallick

Name:	111 GP, Inc. General Partner

Title:	Michael J. Mallick, President

Date:	August 3, 2011

By its execution below, Title Company acknowledges receipt of the Earnest Money described in this Contract, and agrees to hold and deliver the same and perform its other duties pursuant to the provisions of this Contract.

TITLE COMPANY:

CHICAGO TITLE COMPANY

By:

Name:

Title:

Date:

EXHIBIT “A”

Property Description

SITE 1: (INTENTIONALLY DELETED)

SITE 2: (INTENTIONALLY DELETED)

SITE 3:
BEING a tract of land situated in the E. Rowland Survey, Abstract Number 1313, in the City of Grand Prairie, Tarrant County, Texas, and being all of Lot 1, Block A of Traders Village Addition, an Addition to the City of Grand Prairie, Texas, according to the Map or Plat thereof recorded in Clerk’s Instrument No. D210016996, and being part of a called 8.998 acre tract of land described in deed to Chesapeake Exploration, LLC, dated December 1, 2008, recorded under Instrument Number D208441237 of the Official Public Records of Tarrant County, Texas, said 8.998 acre tract of land being a part of a called 47.477 acre tract of land described in deed to Traders Village, Ltd., recorded in Volume 11553, Page 1322 of the Deed Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with “KHA” cap set for the northeast corner of said Lot 1 and a northwest corner of Lot 2, Block A of said Traders Village Addition, same also being in the southerly right-of-way line of Mayfield Road (a variable width public right-of-way);

THENCE South 00°10’36” East, leaving the southerly right-of-way line of said Mayfield Road and along the common line of said Lots 1 and 2, a distance of 449.63 feet to a 5/8-inch iron rod with “KHA” cap set for the southeast corner of said Lot 1;

THENCE South 89°49’24” West, continuing along the common line of said Lots 1 and 2, a distance of 290.00 feet to a 5/8-inch iron rod with “KHA” cap set for the southwest corner of said Lot 1;

THENCE North 00°10’36” West, continuing along the common line of said Lots 1 and 2, a distance of 449.63 feet to a 5/8-inch iron rod with “KHA” cap set for the northwest corner of said Lot 1, same being on the southerly right-of-way line of said Mayfield Road;

THENCE North 89°49’24” East, along the northerly line of said Lot 1 and the southerly right-of-way line of said Mayfield Road, a distance of 290.00 feet to the POINT OF BEGINNING and containing 2.993 acres (130,394 square feet) of land, more or less.

SITE 4:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the J. R. Wallace Survey, Abstract No. 1699, in the City of Fort Worth, Tarrant County, Texas, and being a portion of Lot 1, Block 1, Menasco Manufacturing Company Addition, an addition to City of Fort Worth, Tarrant County, Texas according to the plat thereof recorded In Volume 388-133, Page 93, Plat Records, Tarrant County, Texas, and also being a portion of a called 6.813 acre tract deeded to Chesapeake Exploration, LLC, recorded in Instrument Number D208430030, Deed Records, Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod with plastic cap stamped “HALFF & ASSOC.” found for the northwest corner of said 6.813 acre tract, same being on the west line of said Lot 1, Block 1 and the east right of way line of State Highway No. 157 (a called variable width public right of way);

THENCE, North 88° 51’ 34” East, leaving the east right-of-way line of said State Highway No. 157, along the north line of said 6.813 acre tract and across said Lot 1, Block 1, a distance of 312.80 feet to a 5/8-inch iron rod with cap to be set for the POINT OF BEGINNING;

THENCE, North 88° 51’ 34” East, continuing along the north line of said 6.813 acre tract, a distance of 369.00 feet to a cut “+” in concrete found for the northeast corner of said 6.813 acre tract;

THENCE, South 01° 08’ 26” East, along the east line of said 6.813 acre tract, a distance of 223.62 feet to a 1/2-inch iron rod with plastic cap stamped “HALFF & ASSOC.” found for corner;

(Exhibit A - Page 1 of 119)

EXHIBIT “A”

THENCE, South 37° 53’ 31” West, along the southeastly line of said 6.813 acre tract, a distance of 317.52 feet to a 1/2-inch iron rod with plastic cap stamped “HALFF & ASSOC.” found for corner;

THENCE, South 88° 53’ 26” West, along the south line of said 6.813 acre tract, a distance of 169.04 feet to a 5/8-inch iron rod with cap to be set for corner;

THENCE, North 01° 08’ 26” West, departing the south line of said 6.813 acre tract, a distance 470.18 feet to the POINT OF BEGINNING, containing 3.417 acres (148,861 square feet) of land, more or less.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210025958, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the J. R. Wallace Survey, Abstract No. 1699, in the City of Fort Worth, Tarrant County, Texas, and being a portion of Lot 1, Block 1, Menasco Manufacturing Company Addition, an addition to City of Fort Worth, Tarrant County, Texas according to the plat thereof recorded In Volume 388-133, Page 93, Plat Records, Tarrant County, Texas, and also being a portion of a called 6.813 acre tract deeded to Chesapeake Exploration, LLC, recorded in Instrument Number D208430030, Deed Records, Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod with plastic cap stamped “HALFF & ASSOC.” found for the northwest corner of said 6.813 acre tract, same being on the west line of said Lot 1, Block 1 and the east right of way line of State Highway No. 157 (a called variable width public right of way);

THENCE South 00°40’53” East, along the west line of said 6.813 acre tract, the west line of said Lot 1, and the east right of way line of said State Highway No. 157, a distance of 307.19 feet to the POINT OF BEGINNING;

THENCE, North 88° 51’ 34” East, leaving the west line of said 6.813 acre tract, the west line of said Lot 1 and the east right-of-way line of said State Highway No. 157, a distance of 315.26 feet to a corner;

THENCE South 01°08’26” East, a distance of 30.00 feet to a corner;

THENCE South 88°51’34” West, a distance of 315.50 feet to a corner on the west line of said 6.813 acre tract, the west line of said Lot 1, and the east right of way line of said State Highway No. 157;

THENCE North 00°40’53” West, along the west line of said 6.813 acre tract, the west line of said Lot 1, and the east right of way line of said State Highway No. 157, a distance of 30.00 feet to the POINT OF BEGINNING and containing 0.217 of an acre (9,461 square feet) of land, more or less.

SITE 5:
TRACT 1 (Fee Simple)
BEING a tract of land out of the David Strickland Abstract No. 1376, City of Kennedale, Tarrant County, Texas, and being all of Lot 2, Block A of George Case Addition, an Addition to the City of Kennedale, Texas, according to the Map or Plat thereof recorded in Instrument No.D210023898, and being part of a called 6.186 acre tract of land described in Special Warranty Deed to CHK Louisiana, L.L.C., recorded in Instrument No. D208398608, all of the Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set for the southwest corner of said Lot 2, same being on the east line of a tract of land described in deed to Charles H. McClure and Jerry McClure recorded in Volume 6725, Page 531, Deed Records of Tarrant County, Texas;

(Exhibit A - Page 2 of 119)

EXHIBIT “A”

THENCE along the west line of said Lot 2 and the east line of said McClure tract, North 00°17’48” East, a distance of 263.00 feet to a 5/8” iron rod with “KHA” cap set for most westerly, northwest corner of said Lot 2, same being the southwest corner of Lot 1, Block A of said George Case Addition;

THENCE along the common line of said Lots 1 and 2, South 89°42’10” East, a distance of 117.66 feet to a 5/8” iron rod with “KHA” cap set for the southeast corner of said Lot 1;

THENCE continuing along the common line of said Lots 1 and 2, North 00°17’50” East, a distance of 185.37 feet to a 5/8” iron rod with “KHA” cap set for north common corner of said Lots 1 and 2, same being on the south right-of-way line of Bolen Road (a 50’ wide right-of-way);

THENCE along the north line of said Lot 2 and the south right-of-way line of said Bolen Road, South 89°56’43” East, a distance of 190.34 feet to a 5/8-inch iron rod found for a corner;

THENCE continuing along the north line of said Lot 2 and the south right-of-way line of said Bolen Road, South 89°54’28” East, a distance of 29.92 feet to a 5/8” iron rod with “KHA” cap set for the northeast corner of said Lot 2, same being the most northerly, northwest corner of Lot 3, Block A of said George Case Addition;

THENCE departing the south right-of-way line of said Bolen Road and along the common line of said Lots 2 and 3, South 00°17’50” West, a distance of 449.30 feet to a 5/8” iron rod with “KHA” cap set for south common corner of said Lots 2 and 3;

THENCE continuing along the common line of said Lots 2 and 3, North 89°42’10” West, a distance of 337.92 feet to the POINT OF BEGINNING and containing 2.980 acres or 129,803 square feet of land.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038218, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land out of the David Strickland Abstract No. 1376, City of Kennedale, Tarrant County, Texas, and being situated in Lot 3, Block A of George Case Addition, an Addition to the City of Kennedale, Texas, according to the Map or Plat thereof recorded in Instrument No. D210023898, and situated in a called 6.186 acre tract of land described in Special Warranty Deed to CHK Louisiana, L.L.C., recorded in Instrument No. D208398608, all of the Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a point in the south right-of-way line of Bolen Road (a 50-foot wide public right-of-way); from said point, a 1/2” iron rod found at the northeast corner of said CHK Louisiana L.L.C. tract bears South 89°54’28” East, a distance of 81.27 feet;

THENCE departing said south right-of-way line, South 00°17’48” West, a distance of 350.54 feet to a point at the beginning of a tangent curve to the right with a radius of 80.00 feet, a central angle of 90°00’00”, and a chord bearing and distance of South 45°17’48” West, 113.14 feet;

THENCE in a southwesterly direction, with said curve, an arc distance of 125.66 feet to a point at the end of said curve;

THENCE North 89°42’12” West, a distance of 3.78 feet to a point for corner;

THENCE North 00°17’48” East, a distance of 30.00 feet to a point for corner;

THENCE South 89°42’12” East, a distance of 3.78 feet to a point at the beginning of a tangent curve to the left with a radius of 50.00 feet, a central angle of 90°00’00”, and a chord bearing and distance of

(Exhibit A - Page 3 of 119)

EXHIBIT “A”

North 45°17’48” East, 70.71 feet;

THENCE in a northeasterly direction, with said curve, an arc distance of 78.54 feet to a point at the end of said curve;

THENCE North 00°17’48” East, a distance of 350.54 feet to a point for corner in said south right-of-way line; from said point, a 5/8” iron rod found bears North 89°54’28” West, a distance of 83.71 feet;

THENCE with said south right-of-way line, South 89°42’12” East, a distance of 30.00 feet to the POINT OF BEGINNING and containing 0.314 acre or 13,692 square feet of land.

SITE 6:
BEING a tract of land situated in the Edmund McDavid King Survey, Abstract Number 892, in the City of North Richland Hills, Tarrant County, Texas, being a portion of a called 7.559 acre tract of land described in Special Warranty Deed to CHK Louisiana, L.L.C., as recorded in County Clerk’s Instrument No. D208398609 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.) and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found at the intersection of the southeast right-of-way line of Iron Horse Boulevard (a called 80-foot wide public right-of-way) and the southwest right-of-way line of Browning Drive (a called 60-foot wide public right-of way) for the most northerly corner of said property;

THENCE South 84°11’20” East, with the southwest right-of-way line of Browning Drive, a distance of 21.40 feet to a 5/8-inch iron rod found with plastic cap stamped “Dunaway Assoc, LP”;

THENCE South 39°41’09” East, continuing with the southwest right-of-way line of said Browning Drive, a distance of 15.56 feet to a 1/2-inch iron rod found for the beginning of a curve to the left;

THENCE with said curve to the left, through a central angle of 36°53’37”, having a radius of 429.63 feet, and a chord bearing and distance of South 58°07’19” East, 271.89 feet, an arc length of 276.65 feet to a 1/2-inch iron rod found with a plastic cap stamped “PRECISE LAND SURV.” for the northwest corner of a tract of land described in Warranty Deed to Drum Property Company, LTD., recorded in Volume 15726, Page 462, D.R.T.C.T.;

THENCE South 00°15’11” West, departing the southwest right-of-way line of said Browning Drive, with the west line of said Drum Property Company, LTD., tract, a distance of 312.89 feet to a 1/2-inch iron rod found with plastic cap stamped “PRECISE LAND SURV.” in the north line of Lot 3, Block 3 of TAPP ADDITION, an addition to the City of North Richland Hills, Tarrant County, Texas, according to the Plat thereof recorded in Volume 388-179, Page 30 of the Plat Records of Tarrant County, Texas for the southwest corner of said Drum Property Company, LTD., tract;

THENCE North 89°45’10” West, with the north line of said Lot 3, Block 3, at a distance of 339.21 feet passing the northwest corner of said Lot 3, Block 3, and across said 7.559 acre tract, in all a distance of 419.00 feet to a 5/8-inch iron rod to be set with plastic cap stamped “KHA” for corner;

THENCE North 00°15’11” East, continuing across said 7.559 acre tract, a distance of 343.22 feet to a 5/8-inch iron rod set with plastic cap stamped “KHA” in the southeast right-of-way line of said Iron Horse Boulevard;

THENCE North 51°17’54” East, with the southeast right-of-way line of said Iron Horse Boulevard, a distance of 200.86 feet to the POINT OF BEGINNING, and containing 3.742 acres (162,981 square feet) of land, more or less.

SITE 7:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the WM. D. Lacy Survey, Abstract Number 929, City of Arlington, Tarrant

(Exhibit A - Page 4 of 119)

EXHIBIT “A”

County, Texas, and being portion of called 54.815 acre tract of land, conveyed to Chesapeake Land Company, LLC, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D206272197, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.) and being more particularly described as follows:

COMMENCING at a 3” pipe found at the southeast corner of said 54.815 tract, and having a common northeastern corner of a called 38.378 acre tract of land, conveyed to JSCP Partners, L.P., as evidenced in a deed recorded in Volume 14665, Page 120, D.R.T.C.T.;

THENCE, North 88°38’27” West, along the common line of said 54.815 acre tract and 38.378 acre tract, a distance of 446.17 feet to a point;

THENCE, North 00°51’40” West, departing the common line of said 54.815 acre tract and 38.378 acre tract, across said 54.815 acre tract, a distance of 53.83 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set corner and for the POINT OF BEGINNING;

THENCE, continuing across said 54.815 acre tract, the following courses and distances, to wit:

—	North 00°51’40” West, a distance of 551.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set corner;
—	North 89°08’20” East, a distance of 401.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set corner;
—	South 00°51’40” East, a distance of 551.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set corner;
—	South 89°08’20” West, a distance of 401.00 feet to the POINT OF BEGINNING and containing 5.072 acres (220,951 square feet) of land, more or less.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210025959, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the WM. D. Lacy Survey, Abstract Number 929, City of Arlington, Tarrant County, Texas, and being part of a called 54.815 acre tract of land, conveyed to Chesapeake Land Company, LLC, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D206272197, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described as follows:

COMMENCING at a 3” pipe found at the southeast corner of said 54.815 tract, and having a common northeastern corner of a called 38.378 acre tract of land, conveyed to JSCP Partners, L.P., as evidenced in a deed recorded in Volume 14665, Page 120, D.R.T.C.T.;

THENCE, North 88°38’27” West, along the common line of said 54.815 acre tract and 38.378 acre tract, a distance of 446.17 feet to a point;

THENCE, North 00°51’40” West, departing the common line of said 54.815 acre tract and 38.378 acre tract, across said 54.815 acre tract, a distance of 474.83 feet to point for the POINT OF BEGINNING;

THENCE, continuing across said 54.815 acre tract, the following courses and distances, to wit:

—	South 89°08’20” West, a distance of 115.89 feet to a point for corner;
—	North 00°36’32” West, a distance of 30.00 feet to a point for corner;
—	North 89°08’20” East, a distance of 115.76 feet to a point for corner;
—	South 00°51’40” East, a distance of 30.00 feet to the POINT OF BEGINNING and containing 0.080 acre (3,475 square feet) of land, more or less.

(Exhibit A - Page 5 of 119)

EXHIBIT “A”

SITE 8:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the John Balch Survey Abstract Number 83, in the City of Arlington, Tarrant County, Texas and being part of a called 9.02 acre tract of land described in deed to Chesapeake Exploration, LLC, as recorded in Instrument Number D208421435, of the Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found for the southwest corner of said 9.02 acre tract, same being the northwest corner of a 2.3093 acre tract of land described in a deed to Harwood 360 Corporation, as recorded in Volume 11532, Page 2179, of the Deed Records of Tarrant County, Texas and being in the east line of a 7.15 acre tract of land described in a deed to Harwood 360 Holdings, Ltd, as recorded in Instrument Number D206193888, of the Deed Records of Tarrant County, Texas;

THENCE North 00° 05’ 35” West, along the west line of said 9.02 acre tract and the east line of said 7.15 acre tract, a distance of 410.00 feet to a 5/8 inch iron rod set with cap stamped “KHA” for corner;

THENCE South 89° 31’ 46” East, departing the west line of said 9.02 acre tract and the east line of said 7.15 acre tract, a distance of 366.00 feet to a 5/8 inch iron rod set with cap stamped “KHA” for corner;

THENCE South 00° 05’ 35” East, a distance of 341.75 feet to a 5/8 inch iron rod set with cap stamped “KHA” for corner in the westerly right-of-way line of State Highway 360, a called variable width public right of way, said corner being the beginning of a non-tangent curve to the left, having a central angle of 04°50’ 42”, a radius of 984.93 feet, and a chord bearing and distance of South 35°25’33” West, 83.26 feet;

THENCE Southwesterly, with said curve to the left, along the westerly right-of-way line of said State Highway 360, a arc length of 83.29 feet to a 1/2 inch iron rod found for the southeast corner of said 9.02 acre tract, same being the northeast corner of a called 2.3093 acre tract;

THENCE North 89° 31’ 46” West, along the south line of said 9.02 acre tract and the north line of said 2.3093 acre tract, a distance of 317.62 feet to the POINT OF BEGINNING containing 3.406 acres or 148,353 square feet of land, more or less.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210025960, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated within the John Balch Survey Abstract Number 83, in the City of Arlington, Tarrant County, Texas and being part of a called 9.02 acre tract described in deed to Chesapeake Exploration, LLC, as recorded in Instrument Number D208421435, of the Official Public Records of Tarrant County, Texas, and also being a part of Lot 2, of J. Balch Addition, an Addition to the City of Arlington, Tarrant, County, Texas, as recorded in Volume 388-86, Page 40, of the Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found for corner in the westerly right-of-way line of State Highway 360, a called variable width public right of way, same being the northeast corner of said Lot 2, of J. Balch Addition, said corner being the beginning of a non-tangent curve to the right, having a central angle of 01°51’55”, a radius of 924.93 feet, and a chord bearing and distance of South 05°18’49” West, 30.11 feet;

THENCE Southwesterly, with said curve to the right, along the westerly right-of-way line of said State Highway 360, an arc length of 30.11 feet to a point;

THENCE North 89° 33’ 47” West, departing the westerly right-of-way line of said State Highway 360, a

(Exhibit A - Page 6 of 119)

EXHIBIT “A”

distance of 233.36 feet to point;

THENCE South 45° 10’ 19” West, a distance of 42.62 feet to point;

THENCE South 00° 05’ 35” East, a distance of 189.13 feet to point;

THENCE North 89° 31’ 46” West, a distance of 30.00 feet to point;

THENCE North 00° 05’ 35” West, a distance of 201.34 feet to point;

THENCE North 45° 10’ 19” East, a distance of 67.64 feet to point in the northerly line of said Lot 2, of J. Balch Addition;

THENCE South 89° 33’ 47” East, along the north line of said Lot 2, of J. Balch Addition, a distance of 248.43 feet to the POINT OF BEGINNING and containing 0.338 acre or 14,740 square feet of land, more or less;

SITE 9:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the G. B. Stanley Survey, Abstract Number 1378, City of Fort Worth, Tarrant County, Texas, and being a portion of a called 18.91 acre tract of land, conveyed to Chesapeake Exploration, LP, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D207180455, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 1-inch pin found in the easterly line of the Texas and Pacific Railroad and in the northerly line of the St. Louis and Southwestern Railroad;

THENCE North 35°00’04” East, along the common line of said 18.91 acre tract and said Texas and Pacific Railroad, at a distance of 1308.15 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE North 89°20’13” East, departing the said common line, a distance of 347.09 feet to a 5/8 inch set iron rod with cap stamped “KHA” in the west line of Converge, LLC tract, recorded in County Clerk’s Instrument No. D207432927, D.R.T.C.T. for corner;

THENCE South 00°39’47” East, along the common line of said 18.91 acre tract and said Converge tract, a distance of 531.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” in the northerly line of the St. Louis and Pacific Railroad for corner;

THENCE South 63°44’01” West, along the common line of said 18.91 acre tract and said St. Louis and Pacific Railroad, a distance of 1230.63 feet to the POINT OF BEGINNING and containing 11.00 acres or 479,150 square feet of land, more or less.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210025961, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the G. B. Stanley Survey, Abstract Number 1378, City of Fort Worth, Tarrant County, Texas, and being a portion of a called 18.91 acre tract of land, conveyed to Chesapeake Exploration, LP, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D207180455, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

(Exhibit A - Page 7 of 119)

EXHIBIT “A”

COMMENCING at a 5/8-inch iron rod found in the east line of said 18.91 acre tract;

THENCE South 00°39’47” East, along the east line of said 18.91 acre tract, a distance of 106.14 feet to a 5/8 inch set iron rod with cap stamped “KHA”;

THENCE South 89°20’13” West, leaving the east line of said 18.91 acre tract, a distance of 42.50 feet to the POINT OF BEGINNING;

THENCE South 89°20’13” West, a distance of 30.00 feet to a point for corner;

THENCE North 00°39’47” West, a distance of 126.03 feet to a point for corner;

THENCE North 35°00’00” East, a distance of 208.87 feet to a point for the beginning of a curve to the right, with a radius of 272.50 feet and a chord bearing and distance of North 62°15’51” East, 249.66 feet;

THENCE Northwesterly, along said curve, through a central angle of 54°31’42”, an arc length of 259.34 feet to a point for a corner;

THENCE North 89°31’42” East, a distance of 443.73 feet to a point for corner;

THENCE South 00°28’01” East, a distance of 30.00 feet to a point for corner;

THENCE South 89°31’42” West, a distance of 443.73 feet to a point for the beginning of a curve to the left, with a radius of 242.50 feet and a chord bearing and distance of South 62°15’51” West, 222.18 feet;

THENCE Southwesterly, along said curve, through a central angle of 54°31’42”, an arc length of 230.79 feet to a point for a corner;

THENCE South 35°00’00” West, a distance of 199.22 feet to a point for corner;

THENCE South 00°39’47” East, a distance of 116.38 feet to the POINT OF BEGINNING and containing 0.6984 acre or 30,421 square feet of land more or less.;

SITE 10:
BEING a tract of land situated in the S.H. Evans Survey, Abstract Number 991, Johnson County, Texas, and being all of a called 5.10 acre tract of land described in General Warranty Deed to Tarrant FW Properties, LLC, recorded in Volume 4122, Page 790 and a portion of a called 17.87 acre tract of land described in a Special Warranty Deed to Chesapeake Exploration, L.L.C., recorded in Volume 4510, Page 159, both of the Deed Records of Johnson County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8-inch found iron rod with a plastic cap stamped “Johnson Land Surveyors” for the most easterly northeast corner of said 5.10 acre tract, same being on the west right-of-way line of said F.M. 1902 (a called 80’ wide right of way);

THENCE South 00° 20’ 16” West, along the east line of said 5.10 acre tract and said west right-of-way line, a distance of 106.00 feet (called 106.22 feet) to a 5/8-inch found iron rod with a yellow plastic cap stamped “Dunaway Assoc. L.P.” for an angle point;

THENCE South 00° 14’ 47” West, continuing along the east line of said 5.10 acre tract and said west right-of-way line, passing at a distance of 305.40 feet, a 1/2-inch found iron rod with a red cap for the southeast corner of said 5.10 acre tract and the northeast corner of aforesaid 17.87 acre tract, continuing along the east line of said 17.87 acre tract, a total distance of 371.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE North 89° 30’ 42” West, departing the east line of said 17.87 acre tract and the west right-of-

(Exhibit A - Page 8 of 119)

EXHIBIT “A”

way line of said F. M. 1902, a distance of 534.16 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE North 00° 09’ 13” West, along the extension of the west line of said 5.10 acre tract and an east line of said 17.87 acre tract, passing a 5/8-inch found iron rod with a plastic cap stamped “Dunaway Assoc. L.P.” for the southwest corner of said 5.10 acre tract and an inner ell corner of said 17.87 acre tract, continuing along the west line of said 5.10 acre tract and an east line of said 17.87 acre tract, a total distance of 471.00 feet, to a 5/8-inch found iron rod with a plastic cap stamped “Johnson Land Surveyors” for the northwest corner of said 5.10 acre tract;

THENCE North 89° 50’ 47” East, along the line of said 5.10 acre tract, a distance of 537.63 feet to the POINT OF BEGINNING and containing 5.831 acres (253,978 square feet) of land, more or less.

SITE 11:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the E. Johnson Survey, Abstract Number 852, City of Fort Worth, Tarrant County, Texas, and being a portion of a called 58.274 acre tract of land, conveyed to Chesapeake Exploration, LLC, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D207226027, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), same being a portion of that tract of land conveyed to Sagamore Hill Baptist Church, Inc. as evidenced in a Warranty Deed recorded in Volume 8320, Page 1356, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 7/8 inch iron rod found in the north line of said 58.274 acre tract for the most south southwest corner of a tract of land conveyed to Windsor Interest, LTD, as evidenced in a Warranty Deed recorded in Volume 12301, Page 1155, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.);

THENCE South 89°59’45” East, along the common line of said 58.274 acre tract and said Windsor Interest tract, a distance of 179.49 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE South 00°00’15” West, leaving the common line of said 58.274 acre tract and said Windsor Interest tract, a distance of 450.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE North 89°59’45” West, a distance of 554.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE North 00°00’15” East, a distance of 450.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE South 89°59’45” East, a distance of 374.51 feet to the POINT OF BEGINNING and containing 5.7231 acres (249,300 square feet) of land, more or less;

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210025962, Real Property Records of Johnson County, Texas, over and across the following described property to-wit:

BEING a tract of land situated in the E. Johnson Survey, Abstract Number 852, City of Fort Worth, Tarrant County, Texas, and being a portion of a called 58.274 tract of land, conveyed to Chesapeake Exploration, LLC, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D207226027, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), same being a portion of that tract of land conveyed to Sagamore Hill Baptist Church, Inc. as evidenced in a Warranty Deed recorded in Volume 8320, Page 1356, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

(Exhibit A - Page 9 of 119)

EXHIBIT “A”

BEGINNING at a 1/2 inch iron rod found for the southwest corner of Lot 14, Block 5 of Scenery Hill Park, as recorded in Volume 388-T, Page 52, of the Plat Records of Tarrant County, Texas;

THENCE North 88°37’15” East, along the south line of said Lot 14, a distance of 143.27 feet to a point in the westerly right-of-way line of Scenery Hill Road for the beginning of a curve to the left, having a radius of 206.34 feet, and a chord bearing and distance of South 09°28’11” East, 50.67 feet;

THENCE Southeasterly, continuing along the westerly right-of-way line of said Scenery Hill Road and continuing along said curve to the left, through a central angle of 14°06’21”, an arc length of 50.80 feet to a point in the westerly right-of-way line of said Scenery Hill Road, same being the most easterly southeast corner of said Chesapeake tract and the northeast corner of a tract of land conveyed to Station Venture Operations, LP, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D198041770, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.);

THENCE South 88°41’00” West, along the common line of said Station Venture Operations tract and said Chesapeake tract, a distance of 300.80 feet to a point for corner;

THENCE South 35°30’00” West, continuing along the common line of said Station Venture Operations tract and said Chesapeake tract, a distance of 110.00 feet to a point for corner;

THENCE North 54°30’00” West, leaving the common line of said Station Venture Operations tract and said Chesapeake tract, a distance of 320.09 feet to a point for corner;

THENCE North 89°59’45” West, a distance of 620.60 feet to a point for corner;

THENCE North 00°00’15” East, a distance of 30.00 feet to a point for corner;

THENCE South 89°59’45” East, a distance of 630.20 feet to a point for corner;

THENCE South 54°30’00” East, a distance of 284.59 feet to a point for corner;

THENCE North 36°00’00” East, a distance of 109.05 feet to a point for corner;

THENCE North 88°37’15” East, a distance of 168.29 feet to the POINT OF BEGINNING and containing 1.1009 acres (47,955 square feet) of land, more or less;

SITE 12: (INTENTIONALLY DELETED)

SITE 13:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the J. Asbury Survey, Abstract Number 47, and the A. Rhoades Survey, Abstract Number 1319, City of Fort Worth, Tarrant County, Texas, and being a portion of a called 39.099 acre tract of land (Tract 1), conveyed to Chesapeake Exploration, LP, as evidenced in a deed recorded in County Clerk’s Instrument No. D207214123, Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 1/2 inch iron rod found for the southeast corner of said 39.099 acre tract, and the southwest corner of Block C, Highland Terrace, an addition to the City of Fort Worth, Tarrant County, Texas, according to the plat recorded in Volume 388-8, Page 87, Plat Records of Tarrant County, Texas, said iron rod also being in the northerly right-of-way line of Alta Mesa Boulevard, a variable width public right-of-way, described in deed to the City of Fort Worth, Texas, recorded in Volume 8672, Page 1254, Deed Records, Tarrant County, Texas;

THENCE Southwesterly, with a curve turning to the left, along common line of said Alta Mesa Boulevard right-of-way line and southerly line of said 39.099 acre tract, with a radius of 3213.18 feet, a chord bearing and distance of South 68°34’52” West, 452.71 feet, through a central angle of 08°04’45”, an arc

(Exhibit A - Page 10 of 119)

EXHIBIT “A”

length of 453.09 feet to a 5/8 inch set iron rod with cap stamped “KHA” for the POINT OF BEGINNING;

THENCE Southwesterly, continuing with said curve turning to the left, continuing along common line of said Alta Mesa Boulevard right-of-way line and southerly line of said 39.099 acre tract, with a radius of 3213.18 feet, a chord bearing and distance of South 64°21’54” West, 19.77 feet, through a central angle of 00°21’09”, an arc length of 19.77 feet to a 5/8 inch set iron rod with cap stamped “KHA” for the end of said curve;

THENCE South 63°49’16” West, continuing along common line of said Alta Mesa Boulevard right-of-way line and southerly line of said 39.099 acre tract, a distance of 155.34 feet to a 5/8 inch set iron rod with cap stamped “KHA” for a corner;

THENCE South 72°19’49” West, continuing along common line of said Alta Mesa Boulevard right-of-way line and southerly line of said 39.099 acre tract, a distance of 191.17 feet to a 5/8 inch set iron rod with cap stamped “KHA” for a corner;

THENCE North 15°32’00” West, departing the common line of said Alta Mesa Boulevard right-of-way line and southerly line of said 39.099 acre tract, a distance of 336.17 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE North 68°49’51” East, a distance of 330.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE South 21°33’37” East, a distance of 331.12 feet to the POINT OF BEGINNING and containing 2.712 acres (118,121 square feet) of land, more or less;

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038219, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the J. Asbury Survey, Abstract Number 47, and the A. Rhoades Survey, Abstract Number 1319, City of Fort Worth, Tarrant County, Texas, and being a portion of a called 39.099 acre tract of land (Tract 1), conveyed to Chesapeake Exploration, LP, as evidenced in a deed recorded in County Clerk’s Instrument No. D207214123, Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 1/2 inch iron rod found for the southeast corner of said 39.099 acre tract, and the southwest corner of Block C, Highland Terrace, an addition to the City of Fort Worth, Tarrant County, Texas, according to the plat recorded in Volume 388-8, Page 87, Plat Records of Tarrant County, Texas, said iron rod also being in the northerly right-of-way line of Alta Mesa Boulevard, a variable width public right-of-way, described in deed to the City of Fort Worth, Texas, recorded in Volume 8672, Page 1254, Deed Records, Tarrant County, Texas;

THENCE Southwesterly, with a curve turning to the left, along common line of said Alta Mesa Boulevard right-of-way line and southerly line of said 39.099 acre tract, with a radius of 3213.18 feet, a chord bearing and distance of South 72°02’28” West, 65.00 feet, through a central angle of 01°09’33”, an arc length of 65.00 feet to the POINT OF BEGINNING;

THENCE Southwesterly, with a curve turning to the left, continuing along common line of said Alta Mesa Boulevard right-of-way line and southerly line of said 39.099 acre tract, with a radius of 3213.18 feet, a chord bearing and distance of South 71°11’04” West, 31.07 feet, through a central angle of 00°33’14”, an arc length of 31.07 feet to a point for corner;

THENCE North 33°52’36” West, leaving the common line of said Alta Mesa Boulevard right-of-way line

(Exhibit A - Page 11 of 119)

EXHIBIT “A”

and southerly line of said 39.099 acre tract, a distance of 20.00 feet to a point for corner;

THENCE South 71°07’24” West, a distance of 207.00 feet to a point for corner;

THENCE South 81°07’24” West, a distance of 149.41 feet to a point for corner;

THENCE North 21°33’37” West, a distance of 30.75 feet to a point for corner;

THENCE North 81°07’24” East, a distance of 153.54 feet to a point for corner;

THENCE North 71°07’24” East, a distance of 227.40 feet to a point for corner;

THENCE South 33°52’36” East, a distance of 51.09 feet to the POINT OF BEGINNING and containing 0.278 acre (12,126 square feet) of land, more or less;

SITE 14:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the T. Holland Survey, Abstract Number 750, Tarrant County, Texas, in the City of Grand Prairie, Texas, being a portion of Lot 13, Block 1, of Devtex Business Park, an addition to the Cities of Arlington, Texas, and Grand Prairie, Texas, according to the plat thereof recorded in Volume 388-201, Page 9 and 10, of the Plat Records of Tarrant County, Texas, and being a portion of the tract of land conveyed to Chesapeake Exploration, L.P., as described by deed recorded in Instrument No. D207233063, Deed Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “KHA” set for the northwest corner of Lot 13A, Block 1 of Devtex Business Park, an addition to the Cities of Arlington, Texas, and Grand Prairie, Texas, according to the plat thereof recorded in Cabinet A, Slide 12956, of the Plat Records of Tarrant County, Texas, and the east line of Lot 14, Block 1 of Devtex Business Park as recorded in said Volume 388-201, Page 9 and 10, said corner also being on the east line of a 10’ wide T. E. S. Co Easement as recorded in Volume 3496, Page 92, Deed Records of Tarrant County, Texas, said corner also being on the apparent city limit line of the cities of Grand Prairie and Arlington, Texas;

THENCE North 00°11’54” East, along the east line of said Lot 14, the east line of said 10’ wide easement and along the apparent city limit line, a distance of 214.46 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE North 80°19’16” East, departing the east line of said Lot 14, the east line of said 10’ wide easement and said city limit line, a distance of 440.27 feet to a 5/8-inch iron rod with cap stamped “KHA” set a corner;

THENCE South 00°11’54” West, a distance of 261.57 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner on the north line of aforesaid Lot 13A, Block 1;

THENCE South 86°27’03” West, along the north line of said Lot 13A, a distance of 434.68 feet to the POINT OF BEGINNING and containing 2.370 acres (103,239 square feet) of land, more or less.

TRACT 2 (Easement Estate)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038220, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land situated in the T. Holland Survey, Abstract Number 750, Tarrant County, Texas, in the City of Grand Prairie, Texas, being a portion of Lot 13, Block 1, of Devtex Business Park, an addition to the Cities of Arlington, Texas, and Grand Prairie, Texas, according to the plat thereof recorded in Volume 388-201, Page 9 and 10, of the Plat Records of Tarrant County, Texas, and being a portion of the

(Exhibit A - Page 12 of 119)

EXHIBIT “A”

tract of land conveyed to Chesapeake Exploration, L.P., as described by deed recorded in Instrument No. D207233063, Deed Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a corner on the east line of said Lot 13, Block 1 and the west right-of-way line of Great Southwest Parkway (120 foot wide public right-of-way), from said corner, a found 1/2-inch capped iron rod for the northeast corner of Lot 13A, Block 1 of Devtex Business Park, an addition to the Cities of Arlington, Texas, and Grand Prairie, Texas, according to the plat thereof recorded in Cabinet A, Slide 12956, of the Plat Records of Tarrant County, Texas, bears South 00°02’13” West, 1.42 feet;

THENCE in a westerly direction, departing the east line of said Lot 13, the west right-of-way line of said Great Southwest Parkway, and along the arc of a non-tangent curve to the left, through a central angle of 25°09’40”, having a radius of 50.00 feet, a chord bearing of North 58°06’17” West, a chord distance of 21.78 feet and an arc length of 21.96 feet to the end of said curve;

THENCE North 73°04’22” West, a distance of 28.59 feet to a corner;

THENCE South 86°27’03” West, a distance of 163.49 feet to a corner;

THENCE North 00°11’54” East, a distance of 30.06 feet to a corner;

THENCE North 86°27’03” East, a distance of 163.41 feet to a corner;

THENCE North 66°49’07” East, a distance of 29.76 feet to the point of curvature of a non-tangent curve to the left;

THENCE in an easterly direction, along the arc of said curve to the left, through a central angle of 25°56’04”, having a radius of 50.00 feet, a chord bearing of North 55°34’07” East, a chord distance of 22.44 feet and an arc length of 22.63 feet to the end of said curve, same being on the east line of aforesaid Lot 13 and the west right-of-way line of aforesaid Great Southwest Parkway;

THENCE South 00°02’13” West, along the east line of said Lot 13 and the west right-of-way line of said Great Southwest Parkway, a distance of 74.29 feet to the POINT OF BEGINNING and containing 0.163 of an acre (7,144 square feet) of land, more or less.

SITE 15:
BEING a tract of land situated in the B.F. Crowley Survey, Abstract Number 307, Tarrant County, Texas, in the City of Fort Worth, and being a portion of a called “Tract 5” (29.538 acres) conveyed to Chesapeake Land Company, LLC, as evidenced in a Special Warranty Deed, recorded in Instrument Number D207237217, of the Deed Records of Tarrant County, Texas, same being all of Lots 3, 4, 5 and a portion of Lots 6 and 7, Block 5 of Starvers Addition, an Addition to the City of Fort Worth, Texas, according to the Plat thereof recorded in Volume 106, Page 136 and all of Lots A and B, Block 5 of Dorsey Adams Subdivision, an Addition to the City of Fort Worth, Texas, according to the Plat thereof recorded in Volume 1648, Page 393, both of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found at the intersection of the northerly right-of-way line of East 1st Street (a variable width right-of-way) with the easterly right-of-way line of Booker Washington Avenue (a 60-foot wide right-of-way) same being the southwest corner of said Lot A, Block 5;

THENCE North 30°35’53” West, with the easterly right-of-way line of said Booker Washington Avenue, a distance of 270.08 feet to a 1/2-inch iron rod found at the intersection of the easterly right-of-way line of said Booker Washington Avenue with the southeasterly right-of-way line of State Highway 121 (a variable width right-of-way), same being the most northerly, northwest corner of aforesaid “Tract 5”;

THENCE with the southeasterly right-of-way line of said State Highway 121 and the northwesterly line of said “Tract 5”, the following courses an distances to wit:

(Exhibit A - Page 13 of 119)

EXHIBIT “A”

—	North 34°12’46” East, a distance of 54.35 feet to a 1-inch iron rod found for corner;
—	North 36°07’05” East, a distance of 54.93 feet to a 1-inch iron found for the beginning of a non-tangent curve to the right;
—

Northeasterly, along said curve to the right, through a central angle of 10°10’10”, having a radius of 1351.20 feet, and a chord bearing an distance of North 42°47’28” East, 239.51 feet, an arc length of 239.82 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE South 29°42’30” East, departing the southeasterly right-of-way line of said State Highway 121, across said “Tract 5”, a distance of 411.71 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner on the northerly right-of-way line of aforesaid East 1st Street;

THENCE with the northerly right-of-way line of said East 1st Street, the following courses and distances to wit:

—	South 64°11’52” West, a distance of 223.90 feet to a 1/2-inch iron rod found for a corner;
—	North 30°35’19” West a distance of 1.08 feet to a 1/2-inch iron rod found for a corner;
—	South 64°15’40” West a distance of 100.00 feet to the POINT OF BEGINNING and containing 2.610 acres (113,685 square feet) of land, more or less.

SITE 16: (INTENTIONALLY DELETED)

SITE 17:
TRACT 1 (Fee Simple)
BEING a tract of land out of the B.E. Waller Survey Abstract No. 1659 and the E.M. Daggett Survey, Abstract No. 431, City of Fort Worth, Tarrant County, Texas, being part of a called 18.21 acre tract of land described in Special Warranty Deed to Chesapeake Land Company, L.L.C. recorded in Instrument No. D207275983, Official Public Records of Tarrant County Texas, and also being a part of Block 2 and Block 3, Sycamore Heights, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume 309, Page 11, Deed Records of Tarrant County, Texas, being part of Dowman Street abandoned by Ordinance Nos. 5675 and 4432 and being more particularly described as follows:

COMMENCING at a 5/8” iron rod with “Dunnaway” cap found at an ell corner of said Chesapeake Land Company L.L.C. tract; said point being the northernmost northwest corner of a tract of land described in deed to Tarrant Regional Water District recorded in Instrument No. D209004538, Official Public Records of Tarrant County, Texas.

THENCE North 51°41’47” West, a distance of 77.36 feet to a 5/8” iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE North 70°47’00” West, a distance of 516.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 18°21’54” East, a distance of 210.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 71°34’03” East, a distance of 503.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 14°57’10” West, a distance of 217.46 feet to the POINT OF BEGINNING and containing 2.497 acres or 108,765 square feet of land.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038228, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

(Exhibit A - Page 14 of 119)

EXHIBIT “A”

BEING a tract of land out of the B.E. Waller Survey Abstract No. 1659 and the E.M. Daggett Survey, Abstract No. 431, City of Fort Worth, Tarrant County, Texas, being part of a called 18.21 acre tract of land described in Special Warranty Deed to Chesapeake Land Company, L.L.C. recorded in Instrument No. D207275983, Official Public Records of Tarrant County Texas, and also being a part of Block 3 and Block 5, Sycamore Heights, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume 309, Page 11, Deed Records of Tarrant County, Texas, being part of Jones Avenue abandoned by Ordinance Nos. 5675 and 4432 and being more particularly described as follows:

COMMENCING at a 5/8” iron rod with “Dunnaway” cap found at an ell corner of said Chesapeake Land Company L.L.C. tract; said point being the northernmost northwest corner of a tract of land described in deed to Tarrant Regional Water District recorded in Instrument No. D209004538, Official Public Records of Tarrant County, Texas.

THENCE North 51°41’47” West, a distance of 77.36 feet to a 5/8” iron rod with “KHA” cap set;

THENCE North 14°57’10” East, a distance of 156.95 feet to the POINT OF BEGINNING;

THENCE North 14°57’10” East, a distance of 30.00 feet to a point for corner;

THENCE South 74°33’52” East, a distance of 537.25 feet to a point for corner in the northwest line of said Tarrant Regional Water District tract; from said point a “X” cut in concrete found bears North 53°11’03” West, a distance of 5.76 feet and North 64°51’45” West, a distance of 18.66 feet;

THENCE with said northwest line, South 53°11’03” West, a distance of 37.94 feet to a point for corner; from said point, a 5/8” iron rod with cap found bears South 53°11’03” West, a distance of 92.47 feet;

THENCE departing said northwest line, North 74°33’52” West, a distance of 513.77 feet to the POINT OF BEGINNING and containing 0.362 acres or 15,765 square feet of land.

SITE 18:
TRACT 1 (Fee Simple)
BEING a tract of land out of the R.R. Ramey Survey, Abstract No. 1341, City of Arlington, Tarrant County, Texas, being part of a called 18.397 acre tract of land described in Special Warranty Deed to Chesapeake Land Company, L.L.C., recorded in Instrument No. D207265437 Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with cap found at the northwest corner of a tract of land described in Special Warranty Deed to Brett B. Thomas recorded in Instrument No. D205326423, Official Public Records of Tarrant County;

THENCE North 00°31’55” West, a distance of 560.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 89°28’05” East, a distance of 368.75 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 00°31’55” East, a distance of 493.12 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 79°11’15” West, at a distance of 289.63 feet passing a 1/2” iron rod found at the northeast corner of said Thomas tract, continuing, in all a total distance of 374.77 feet to the POINT OF BEGINNING and containing 4.458 acres or 194,170 square feet of land.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210025963, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

(Exhibit A - Page 15 of 119)

EXHIBIT “A”

BEING a tract of land out of the R.R. Ramey Survey, Abstract No. 1341, City of Arlington, Tarrant County, Texas, being part of a called 18.397 acre tract of land described in Special Warranty Deed to Chesapeake Land Company, L.L.C., recorded in Instrument No. D207265437 Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found at the northeast corner of a tract of land described in Special Warranty Deed to Brett B. Thomas recorded in Instrument No. D205326423, Official Public Records of Tarrant County, Texas;

THENCE North 79°11’23” East, a distance of 30.05 feet to a point for corner;

THENCE South 14°02’31” East, a distance of 197.95 feet to a point for corner in the north right-of-way line of U.S. Highway 180 (Division Street) (120-foot wide right-of-way); said point being the beginning of a non-tangent curve to the right having a radius of 1372.43 feet, a central angle of 01°15’09”, a chord bearing and distance of South 76°43’33” West, 30.00 feet;

THENCE in a southwesterly direction with said north right-of-way line and with said curve, an arc distance of 30.00 feet to a point for corner;

THENCE North 14°02’31” West, a distance of 199.24 feet to the POINT OF BEGINNING and containing 0.137 acres or 5,959 square feet of land.

SITE 19:
BEING a tract of land situated in the Jacob Back Survey Abstract No. 126 in the City of Mansfield, Tarrant County, Texas, and being all of that same called 5.000 acre tract of land conveyed to Chesapeake Land Company, LLC, as evidenced by the Deed recorded under Document No. D207300678 of the Deed Records of Tarrant County, Texas, (D.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a a TXDOT monument found for the southeasterly corner of said Chesapeake tract and the northern corner of a called 0.854 acre tract of land conveyed to Larry J. Fabian and Charles D. Sweeney as evidenced by the Deed recorded in Volume 15309, Page 470, D.R.T.C.T., and lying on the westerly right-of-way line of State Highway No. 360 (a variable width right-of-way);

THENCE South 59°38’01” West, departing the westerly right-of-way line of said State Highway No. 360, along the common line of said 0.854 acre tract and said Chesapeake tract, passing at a distance of 260.51 feet a 1/2-inch iron rod, continuing for a total distance of 266.53 feet to a 5/8-inch iron rod found for corner, said point being the southern corner of said Chesapeake tract, and being the west corner of said 0.854 acre tract, and being on the northeasterly line of a tract of land conveyed to Larry J. Fabian and Charles D. Sweeney as evidenced by the Deed recorded in Volume 11076, Page 1128, D.R.T.C.T.;

THENCE North 30°24’55” West, along the common line of said Chesapeake tract and said Fabian/Sweeney tract, a distance of 399.53 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner, said point being the northerly corner of said Fabian/Sweeney tract, and being the easterly corner of a tract of land conveyed to Cann-Mansfield, LTD., as evidenced by the Deed recorded under Document No. D206373693, D.R.T.C.T.;

THENCE North 31°04’37” West, along the common line of said Chesapeake tract and said Cann-Mansfield tract, a distance of 249.36 feet to a 5/8-inch iron rod with a cap stamped “KHA” set for corner;

THENCE South 76°54’43” East, along a line that is 60 feet south of and parallel with the north line of said Chesapeake tract, a distance of 642.25 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner on the easterly line of said Chesapeake tract and the westerly right-of-way line of said State Highway No. 360;

THENCE South 13°05’17” West, the easterly line of said Chesapeake tract and the westerly right-of-way line of said State Highway No. 360, a distance of 285.35 feet to the POINT OF BEGINNING and

(Exhibit A - Page 16 of 119)

EXHIBIT “A”

containing 4.075 acres (177,518 square feet) of land, more or less.

SITE 20:
BEING a tract of land situated in the J. Wilson Survey, Abstract Number 1631, City of Arlington, Tarrant County, Texas, and being all of Lot 17R4-AR of the Replat of Lots 17R2-AR, 17R3-AR and 17R4-AR of the Six Flags Business Park Addition, an addition to the City of Arlington, Texas as recorded in Cabinet A, Slide 12082 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being all of a tract of land described as “Tract 1” in Special Warranty Deed to Fort Worth Land, L.L.C., as recorded in County Clerk’s Instrument Number D207298300 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described as follows::

BEGINNING at a found PK Nail for the northeast corner of said Lot 17R4-AR and the southeast corner of Site 17R2-C of Six Flags Business Park, an addition to the City of Arlington, as recorded in Cabinet A, Slide 295, P.R.T.C.T., said corner being on the westerly right-of-way line of State Highway No. 360 (350 feet wide public ROW), said corner being the beginning of a non-tangent circular curve to the left, having a radius of 11,634.16 feet and whose chord bears South 02 degrees 42 minutes 27 seconds East, a distance of 438.73 feet;

THENCE Southeasterly, along said westerly right-of-way line and along said circular curve to the left, through a central angle of 02° 09’ 39” and an arc distance of 438.75 feet to a 1/2” found iron rod with “CEI” stamp for the most northerly southeast corner of said Lot 17R4-AR and the most northerly northeast corner of Lot 17R2-AR of said Replat of Lots 17R2-AR, 17R3-AR and 17R4-AR of the Six Flags Business Park Addition;

THENCE South 84° 58’ 35” West, departing said westerly right-of-way line and along the common line between said Lots 17R4-AR and 17R2-AR for part of the way, a distance of 20.00 feet to a 5/8” iron rod with cap found for corner;

THENCE South 04°02’03” East, continuing along said common line, a distance of 42.69 feet to a 5/8” found iron rod with “CEI” stamp for corner;

THENCE South 84°58’35” West, continuing along said common line, a distance of 21.08 feet to a 5/8” found iron rod with “CEI” stamp for corner

THENCE South 05° 01’ 25” East, continuing along said common line, a distance of 10.92 feet to a 5/8” found iron rod with “CEI” stamp for corner;

THENCE South 78°10’36” West, continuing along said common line, a distance of 13.66 feet to a 5/8” found iron rod with “CEI” stamp for corner;

THENCE South 84° 58’ 35” West, continuing along said common line, a distance of 131.77 feet to a 5/8” found iron rod with “CEI” stamp for the point of curvature of a circular curve to the right, having a radius of 194.50 feet and whose chord bears North 85° 19’ 14” West, a distance of 65.56 feet;

THENCE Northwesterly, continuing along said common line and along said circular curve to the right, through a central angle of 19° 24’ 22” and an arc distance of 65.88 feet to a 5/8” found iron rod with “CEI” stamp for the point of reverse curvature of a circular curve to the left, having a radius of 205.50 feet and whose chord bears North 85° 19’ 14” West, a distance of 69.27 feet;

THENCE Northwesterly, continuing along said common line and along said circular curve to the left, through a central angle of 19° 24’ 22” and an arc distance of 69.60 feet to a 5/8” found iron rod with “CEI” stamp for the point of tangency;

THENCE South 84° 58’ 35” West, continuing along said common line, a distance of 159.06 feet to a 5/8” found iron rod with “CEI” stamp for corner;

(Exhibit A - Page 17 of 119)

EXHIBIT “A”

THENCE North 05º 01’ 25” West, continuing along said common line, a distance of 69.80 feet to a 5/8” iron rod with “KHA” stamp set for corner;

THENCE North 47º 46’ 25” West, continuing along said common line, a distance of 119.93 feet to a 5/8” found iron rod with “CEI” stamp for the north corner of said Lot 17R2-AR and a west corner of said Lot 17R4-AR, said corner being on the southeast line of Site 37 of the Twenty-Second Installment of Six Flags Business Park, an addition to the City of Arlington, as recorded in Volume 388-116, Page 22, P.R.T.C.T.;

THENCE North 42º 13’ 35” East, along the common line between said Lot 17R4-AR and the southeast line of said Site 37 and the southeast line of Site 33 of the Eighteenth Installment of Six Flags Business Park, an addition to the City of Arlington, as recorded in Volume 388-109, Page 66, P.R.T.C.T., a distance of 119.10 feet to a 3/8” found iron rod for the most southerly east corner of said Site 33 and an interior corner of said Lot 17R4-AR;

THENCE North 47º 46’ 25” West, continuing along the common line between said Lot 17R4-AR and said Site 33, a distance of 86.50 feet to a 5/8” found iron rod for corner;

THENCE North 42º 13’ 35” East, continuing along said common line, a distance of 50.00 feet to a 1/2” found iron rod with a yellow plastic cap stamped “Dunaway Assoc. L.P.” for corner;

THENCE North 47º 46’ 25” West, continuing along said common line, a distance of 137.00 feet to a 3/8” found iron rod for the north corner of said Site 33 and the most westerly northwest corner of said Lot 17R4-AR, said corner being on the southeasterly right-of-way line of Six Flags Drive (100-feet wide public ROW);

THENCE North 42º 13’ 35” East, along said southeasterly right-of-way line, a distance of 40.00 feet to a 1/2” found iron rod for the most northerly northwest corner of said Lot 17R4-AR and the west corner of Site 14 of Six Flags Business Park, an addition to the City of Arlington, as recorded in Volume 388-73, Page 59, P.R.T.C.T.;

THENCE South 47º 46’ 25” East, departing said southeasterly right-of-way line and along the common line between said Lot 17R4-AR and said Site 14, a distance of 137.00 feet to a 1/2” found iron rod for an interior corner of said Lot 17R4-AR and the south corner of said Site 14;

THENCE North 42º 13’ 35” East, continuing along said common line, a distance of 217.00 feet to a found “X”-cut in concrete for an exterior corner of said Lot 17R4-AR and the west corner of said Site 17R2-C of Six Flags Business Park, an addition to the City of Arlington, as recorded in Cabinet A, Slide 295, P.R.T.C.T.;

THENCE South 48º 22’ 25” East, departing the southeast line of said Site 14 and along the common line between said Lot 17R4-AR and said Site 17R2-C, a distance of 33.00 feet to a found PK nail for corner;

THENCE North 46º 29’ 27” East, continuing along said common line, a distance of 47.17 feet to a found PK nail for corner;

THENCE South 45º 13’ 45” East, continuing along said common line, a distance of 92.21 feet to a found PK nail for corner;

THENCE North 77º 56’ 15” East, continuing along said common line, a distance of 206.53 feet to the POINT OF BEGINNING and containing 5.531 acres, or 240,922 square feet of land, more or less.

SITE 21:
BEING a tract of land situated in the Walter Ferrell Survey, Abstract Number 537, in the City of Grand Prairie, Tarrant County, Texas, and being all of Lot 2, Block A of Whiddon Addition also known as Sunbelt Addition, an Addition to the City of Grand Prairie, Texas, according to the Map or Plat thereof recorded

(Exhibit A - Page 18 of 119)

EXHIBIT “A”

under Instrument No. D210017057, and being portion of a called 18.57 acre tract of land described in deed to Chesapeake Land Company, LLC, recorded under Instrument Number D207305327 of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “KHA” set for the east corner of said Lot 2, same being the north corner of Lot 1 in said Block A, said iron rod also being on the westerly line of a called 23.8 acre tract of land described in deed to Robert Joseph Elrich and Lola D. Elrich, Trustees, recorded under Instrument Number D208425279, O.P.R.T.C.T;

THENCE South 58º03’01” West, departing the westerly line of said 23.8 acre tract and along the common line of said Lots 1 and 2, a distance of 685.12 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the south corner of said Lot 2 and the west corner of said Lot 1, said corner being in the easterly right-of-way line of State Highway No. 360 (a variable width public right-of-way);

THENCE along the easterly right-of-way line of said State Highway No. 360 and the westerly line of said Lot 2, the following courses and distances to wit:

—	North 32º05’01” West, a distance of 92.11 feet to a TXDOT concrete monument found for corner;
—	North 20º47’01” West, a distance of 76.35 feet to a TXDOT concrete monument found for corner, and being the beginning of a non-tangent curve to the right;
—

Northwesterly, with said curve to the right, through a central angle of 16º13’00”, having a radius of 1402.39 feet, and a chord bearing and distance of North 12º39’50” West, 395.60 feet, an arc length of 396.93 feet to an “X” cut set for the northwest corner of said Lot 2, same being the southwest corner of Lot 3 in said Block A;

THENCE departing the easterly right-of-way line of said State Highway No. 360 and the common line of said Lots 2 and 3, the following courses and distances to wit:

—	North 84º49’54” East, a distance of 32.41 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;
—	North 63º16’46” East, a distance of 118.47 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the beginning of a tangent curve to the right;
—

Easterly, with said curve to the right, through a central angle of 64º33’29”, having a radius of 90.00 feet, and a chord bearing and distance of South 84º26’29” East, 96.13 feet, an arc length of 101.41 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the end of said curve;

—	North 55º36’06” East, a distance of 292.54 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the north corner of said Lot 2, same being on the westerly line of aforesaid 23.8 acre tract;

THENCE South 34º56’05” East, along the common line of said Lot 2 and said 23.8 acre tract, a distance of 469.62 feet to the POINT OF BEGINNING and containing 7.061 acres (307,573 square feet) of land, more or less.

SITE 22:
BEING a tract of land situated in the Vincent J. Hutton Survey, Abstract No. 681, City of Fort Worth, Tarrant County, Texas, and being a portion of the tract of land described to the City of Fort Worth, recorded in Volume 2037, Page 567, and Volume 2008, Page 243, in the Deed Records of Tarrant County, Texas, also being a tract of land described to Chesapeake Exploration, LLC, recorded in Instrument No. D207309369, in the Deed Records of Tarrant County, Texas, and more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod found in the southerly right-of-way line of State Highway No. 183 (variable width right-of-way), being the northwest corner of the tract of land described to Centreport Developers, LLC, recorded in Instrument No. D207455288, in the Deed Records of Tarrant County,

(Exhibit A - Page 19 of 119)

EXHIBIT “A”

Texas, also being the northeast corner of a tract of land described to the City of Fort Worth, recorded in Volume 2037, Page 567 and Volume 2008, Page 243, in the Deed Records of Tarrant County, Texas;

THENCE South 15º 28’ 57” East, leaving said right-of-way line and along common line of said Centreport and City of Fort Worth tracts, a distance of 535.63 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the POINT OF BEGINNING;

THENCE South 15º 28’ 57” East, continuing along common line of said Centreport and herein described tract, a distance of 489.11 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the beginning of a curve to the left, having a radius of 1,505.00 feet, and a chord bearing and distance of South 65º 52’ 44” West, 379.27 feet;

THENCE along said curve to the left, in a southwesterly direction, through a central angle of 14º 28’ 38”, an arc length of 380.28 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE North 30º 06’ 06” West, a distance of 489.09 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the beginning of a curve to the right, having a radius of 1,994.00 feet, and a chord bearing and distance of North 66º 12’ 18” East, 503.70 feet;

THENCE along said curve to the right, in a northeasterly direction, through a central angle of 14º 30’ 43”, an arc length of 505.05 feet to the POINT OF BEGINNING and containing 4.969 acres (216,462 square feet) of land, more or less.

SITE 23:
BEING a tract of land situated in the Vincent J. Hutton Survey, Abstract No. 681, City of Fort Worth, Tarrant County, Texas, and being a portion of the tract of land described to the City of Fort Worth, recorded in Volume 2037, Page 567, and Volume 2008, Page 243, in the Deed Records of Tarrant County, Texas, also being a tract of land described to Chesapeake Land Company, LLC, recorded in Instrument No. D207309369, in the Deed Records of Tarrant County, Texas, and more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod found in the northerly right-of-way line of FAA Boulevard (110 foot right-of-way), and being the southwest corner of the tract of land described to Centreport Developers, LLC, recorded in Instrument No. D207455288, in the Deed Records of Tarrant County, Texas;

THENCE South 11º 40’ 23” West, leaving said right-of-way line and through said City of Fort Worth tract, a distance of 870.88 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the POINT OF BEGINNING;

THENCE North 89º 52’ 15” East, a distance of 639.39 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE South 00º 07’ 44” East, a distance of 350.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE South 89º 52’ 16” West, a distance of 622.61 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the beginning of a curve to the left, having a radius of 1,281.00 feet, and a chord bearing and distance of North 02º 52’ 25” West, 350.40 feet;

THENCE along said curve to the left, in a northwesterly direction, through a central angle of 15º 43’ 18”, an arc length of 351.50 feet to the POINT OF BEGINNING and containing 5.005 acres (218,035 square feet) of land, more or less.

SITE 24:
BEING a tract of land situated in the B.F. Crowley Survey, Abstract Number 307, Tarrant County, Texas, in the City of Fort Worth, and being a portion of a called “Tract 4” (21.535 acres) conveyed to

(Exhibit A - Page 20 of 119)

EXHIBIT “A”

Chesapeake Land Company LLC as evidenced in a Special Warranty Deed recorded in Instrument Number D207237217, of the Deed Records of Tarrant County, (D.R.T.C.T.), same being a portion of Lot 1, Block 2 of Trinity Bend Addition, an Addition to the City of Fort Worth, Texas, according to the Map of Plat thereof recorded in Volume 388-191, Page 86, of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a 1-inch iron rod found for the northeast corner of said “Tract 4”, same being in the southerly right-of-way line of East 4th Street ( a variable width right-of-way), said iron rod also being on the west line of a tract of land described in deed to Tarrant County Water Control & Improvement District, recorded in Volume 2285, Page 370, D.R.T.C.T.;

THENCE South 00º39’42” East, departing the southerly right-of-way line of said East 4th Street, along the common line of said “Tract 4” and the Tarrant County Water Control & Improvement District tract, a distance of 471.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE South 89º20’18” West, leaving the common line of said “Tract 4” and the Tarrant County Water Control & Improvement District tract, across said “Tract 4”, a distance of 233.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE North 00º39’42” West, continuing across said “Tract 4”, a distance of 425.50 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner on the northerly line of said “Tract 4”, said point being in the southerly right-of-way line of said East 4th Street, and being in a non-tangent curve to the right;

THENCE with the northerly line of said “Tract 4” and southerly right-of-way line of said East 4th Street the following courses and distances to wit:

—

Northeasterly, with said non-tangent curve to the right, through a central angle 11º16’41”, having a radius of 585.00 feet, a chord bearing and distance of North 73º23’29” East, 114.96 feet, an arc length of 115.15 feet to a 5/8-inch iron rod found with cap stamped “Dunaway Assoc. LP” for corner, and the end of said non-tangent curve;

—	North 82º51’16” East, a distance of 123.25 feet to the POINT OF BEGINNING and containing 2.429 acres (105,824 square feet) of land, more or less.

SITE 25:
BEING a tract of land situated in the A. Anderson Survey, Abstract Number 21, and the J. Smith Survey, Abstract Number 1382, located in the City of Fort Worth, Tarrant County, Texas, and being a part of a called 9.060 acre tract of land described in a Special Warranty Deed to Chesapeake Exploration, L.L.C., recorded in County Clerk’s Inst. No. D209021528, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), said tract being all of Lot 1, Block 1-A of Shoe & Leather Company Addition, an Addition to the City of Fort Worth, recorded in Volume 388-121, Page 61, both of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), said tract being more particularly described as follows:

BEGINNING at a 5/8 inch set iron rod with cap stamped “KHA” for the northeast corner of Lot 1, Block 1-A, same being at the intersection of the southerly line of a Dallas Area Rapid Transit 100’ wide right-of-way with the west line of a reservation as depicted on the Corrected Plat of W. A. Archers Addition, an Addition to the City of Fort Worth, recorded in Volume 63, Page 72, P.R.T.C.T. said reservation called Southwestern Street;

THENCE South 00º00’52” West, along the east line of said Lot 1, Block 1-A, the west line of said reservation and the west right-of-way line of Webber Street (a called 60’ wide right-of-way) as dedicated in said W. A. Archers Addition, a distance of 233.72 feet to 5/8 inch set iron rod with cap stamped “KHA” for the southeast corner of said Lot 1, Block 1-A, same being the intersection of the west right-of-way line of said Webber Street with the north right-of-way line of 32nd Street (a 60’ wide right-of-way);

THENCE North 89º59’04” West, along the south line of said Lot 1, Block 1-A and the north right-of-way line of said 32nd Street, passing at a distance of 452.02 feet, a 5/8-inch found iron rod with cap for a

(Exhibit A - Page 21 of 119)

EXHIBIT “A”

northwest corner of said 9.060 acre tract, continuing for a total distance of 467.72 feet to a 1/2-inch found iron for the southwest corner of said Lot 1, Block 1-A, same being the intersection of the north right-of-way line of said 32nd Street with the curving southerly line of aforesaid Dallas Area Rapid transit 100’ wide right-of-way, said curve being a non-tangent curve to the right;

THENCE in a northeasterly direction, along the northerly line of said Lot 1, Block 1-A, the southerly line of said Dallas Area Rapid Transit right-of-way, and along the arc of said curve to the right, through a central angle of 15º23’33”, having a radius of 1,457.91 feet, a chord bearing of North 61º30’28” East, a chord distance of 390.49 feet and an arc length of 391.67 feet to the point of tangency of said curve;

THENCE North 69º12’14” East, continuing along the northerly line of said Lot 1, Block 1-A and the southerly line of said Dallas Area Rapid Transit right-of-way, passing at a distance of 34.33 feet, a 5/8-inch found iron rod with cap, continuing for a total distance of 133.27 feet to the POINT OF BEGINNING and containing 1.413 acres (61,565 square feet) of land, more or less.

SITE 26:
BEING a tract of land situated in the Tapley Holland Survey, Abstract No. 750, Grand Prairie, Tarrant County, Texas, and being a portion of Block A, of Prairie Oaks Park, an Addition to the City of Grand Prairie, Texas, according to the plat recorded in Volume 388-168, Page 63 of the Plat Records of Tarrant County, Texas, same being part of a called 21.29 acre tract of land described in Special Warranty Deed to North Texas Acquisition, L.L.C., as recorded in Instrument No. D207313357, Deed Records, Tarrant County, Texas, and being more particularly described as follows;

COMMENCING at a 5/8-inch “PATE RPLS 5647” capped iron rod found for the southwest corner of said 21.29 acre tract, same being on the curving north right-of-way line of Osler Drive (a called 60’ wide right-of-way), said curve being a curve to the right;

THENCE in an easterly direction, along the south line of said 21.29 acre tract, the north right-of-way line of said Osler Drive and along the arc of said curve to the right, through a central angle of 29º15’26”, having a radius of 630.00 feet, a chord bearing of South 75º31’40” East, a chord distance of 318.22 feet and an arc length of 321.70 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the POINT OF BEGINNING;

THENCE North 31º22’30” East, departing the south line of said 21.29 acre tract and the north right-of-way line of said Osler Drive, a distance of 180.27 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE North, a distance of 351.98 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE East, a distance of 265.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE South, a distance of 400.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE West, a distance of 235.72 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE South 31º22’30” West, a distance of 154.52 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner on the curving south line of said 21.29 acre tract and north right-of-way line of said Osler Drive, said curve being a non-tangent curve to the left;

THENCE in a northwesterly direction, along the south line of said 21.29 acre tract, the north right-of-way line of said Osler Drive and along the arc of said curve to the left, through a central angle of 04º32’55”, having a radius of 630.00 feet, a chord bearing of North 58º37’30” West, a chord distance of 50.00 feet and an arc length of 50.01 feet to the POINT OF BEGINNING and containing 2.609 acres (113,650 square feet) of land, more or less;

SITE 27:

(Exhibit A - Page 22 of 119)

EXHIBIT “A”

TRACT 1 (Fee Simple)
BEING a tract of land situated in the Thomas Harlow Survey Abstract No. 335 in the City of Cleburne, Johnson County, Texas, and being all of Lot 1, Block A of Phillips Addition, an Addition to the City of Cleburne, Texas, according to the Map or Plat thereof recorded in Slide D, Volume 10, Page 164, Plat Records of Johnson County, Texas, and being a portion of that 13.09 acre tract of land conveyed to Chesapeake Exploration, LP, as evidenced by the Deed recorded in Volume 4183, Page 001, Deed Records of Johnson County, Texas, and being more fully described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “KHA” set for the northwest corner of said Lot 1, Block A, same being on the south line of a tract of land conveyed to R.E. and Wanda Malone, as recorded in Volume 3232, Page 172, Deed Records of Johnson County, Texas;

THENCE with the common line of said Lot 1, Block A and said R.E. and Wanda Malone tract, North 58º16’04” East, a distance of 188.03 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the most northerly, northeast corner of said Lot 1, Block A;

THENCE departing the south line of said R.E. and Wanda Malone tract and along the common line of said Lot 1 and Lot 2, Block A of said Phillips Addition, the following courses and distances to wit;

—	South 83º 42’ 39” East, a distance of 77.45 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;
—	South 24º 43’ 56” East, a distance of 376.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;
—	South 65º 16’ 04” West, a distance of 253.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;
—	North 24º 43’ 56” West, a distance of 393.00 feet to the POINT OF BEGINNING and containing 2.336 acres (101,764 square feet) of land, more or less;

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 3, 2010 and recorded in/under Document No. 201000003431, Real Property Records of Johnson County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the Thomas Harlow Survey Abstract No. 335, and the Levi Morgan Survey, Abstract No. 574, in the City of Cleburne, Johnson County, Texas, and being all of a 30’ wide Access Easement as situated in Lot 2, Block A of Phillips Addition, an Addition to the City of Cleburne, Texas, according to the Map or Plat thereof recorded in Slide D, Volume 10, Page 164, Plat Records of Johnson County, Texas, and being a portion of that 13.09 acre tract of land conveyed to Chesapeake Exploration, LP, as evidenced by the Deed recorded in Volume 4183, Page 001, Deed Records of Johnson County, Texas, and being more fully described as follows:

COMMENCING at a 1/2-inch iron rod found for the southwest corner of said Lot 2, Block A;

THENCE along the westerly line of said Lot 2, Block A, North 30º59’08” West, a distance of 118.93 feet to a 1/2-inch iron rod found for a corner;

THENCE continuing along the westerly line of said Lot 2, North 46º39’59” West, a distance of 31.95 feet to the POINT OF BEGINNING, same being the south corner of aforesaid 30’ wide Access Easement;

THENCE continuing along the westerly line of said Lot 2, North 46º39’59” West, a distance of 31.19 feet to a corner, same being the beginning of a non-tangent curve to the left;

THENCE departing the westerly line of said Lot 2, along the westerly line of said 30’ wide Access Easement and along the arc of said curve to the left, through a central angle of 55º29’18”, having a radius 35.00 feet, a chord bearing and distance of North 37º21’51” East, 32.59 feet and an arc length of 33.90

(Exhibit A - Page 23 of 119)

EXHIBIT “A”

feet to the point of tangency of said curve;

THENCE continuing along the westerly line of said 30’ wide Access Easement, North 11º00’01” East, a distance of 309.99 feet to a corner on the west line of Lot 1, Block A of said Phillips Addition;

THENCE along the west line of said Lot 1, Block A, South 24º43’56” East, a distance of 51.37 feet to a corner;

THENCE departing the west line of said Lot 1 and along the easterly line of said 30’ wide Access Easement, South 11º00’01” West, a distance of 268.29 feet to the point of curvature of a curve to the right;

THENCE continuing along the easterly line of said 30’ wide Access Easement and along the arc of said curve to the right, through a central angle of 45º14’08”, having a radius of 65.00 feet, a chord bearing and distance of South 32º14’17” West, 50.00 feet and an arc length of 51.32 feet to the POINT OF BEGINNING and containing 0.227 acre (9,886 square feet) of land, more or less;

SITE 28:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the P.H. Ahler Survey Abstract No. 33 in the City of Fort Worth, Tarrant County, Texas, and being a portion of that same tract land conveyed to Chesapeake Exploration, LLC, as evidenced by the Deed recorded under Document No. D208079920 of the Deed Records of Tarrant County, Texas, and being more fully described as follows:

BEGINNING at a 1/2-inch iron rod found for corner in the southerly right-of-way line of Texas and Pacific Railroad, said rod being the northeast corner of said Chesapeake tract and the northwest corner of Lot 1, Block 1 of the Nguyen Addition, as recorded in Cabinet B, Slide 3193, Plat Records, Tarrant County, Texas;

THENCE South 00º 40’ 56” East, leaving said southerly right-of-way line and along common line of said Chesapeake tract and said Lot 1, Block 1, a distance of 415.42 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE South 89º 33’ 53” West, leaving said common line, a distance of 412.32 feet to a 5/8-inch iron rod with cap stamped “KHA” set in the west line of said Chesapeake tract and the east line of a tract of land described to Donnie Calton, as recorded in Volume 13420, Page 245, Deed Records, Tarrant County, Texas, for corner;

THENCE North 00º 13’ 38” East, along the common line of said Chesapeake tract and said Calton tract, a distance of 562.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set in the southerly right-of-way line of said Texas and Pacific Railroad for corner;

THENCE South 70º 29’ 56” East, along the said southerly right-of-way line, a distance of 429.79 feet to the POINT OF BEGINNING and containing 4.583 acres (199,644 square feet) of land, more or less;

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210025964, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the P.H. Ahler Survey Abstract No. 33 in the City of Fort Worth, Tarrant County, Texas, and being a portion of that same tract land conveyed to Chesapeake Exploration, LLC, as evidenced by the Deed recorded under Document No. D208079920 of the Deed Records of Tarrant County, Texas, and being more fully described as follows:

(Exhibit A - Page 24 of 119)

EXHIBIT “A”

BEGINNING at a 1/2-inch iron rod found for corner in the north right-of-way line of East Rosedale Street, said rod being the southeast corner of said Chesapeake tract and the southwest corner of Lot 1, Block 1 of the Nguyen Addition, as recorded in Cabinet B, Slide 3193, Plat Records, Tarrant County, Texas;

THENCE South 89º 56’ 37” West, along said north right-of-way line, a distance of 30.00 feet to a point for corner;

THENCE North 00º 40’ 56” West, leaving said north right-of-way line, a distance of 348.88 feet to a point for corner;

THENCE North 89º 33’ 53” East, a distance of 30.00 feet to a point for corner on the east line of said Chesapeake tract and the west line of said Lot 1, Block 1;

THENCE South 00º 40’ 56” East, along the east line of said Chesapeake tract and the west line of said Lot 1, Block 1 a distance of 349.09 feet to the POINT OF BEGINNING and containing 0.240 acre (10,470 square feet) of land, more or less;

SITE 29:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the Hays Covington Survey, Abstract Number 256, in the City of Fort Worth, Tarrant County, Texas, being a portion of a called 7.189 acre tract of land conveyed to Fort Worth Land, L.L.C., as described in General Warranty Deed as recorded in County Clerk’s Instrument No. D207326129 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a 5/8-inch “KHA” capped iron rod set for the northeast corner of said 7.189 acre tract and the northwest corner of Lot B-1R, Block 2 of West Plaza Addition, an Addition to the City of Fort Worth, Texas, according to the plat recorded in Volume 388-210, Page 48 of the Plat Records of Tarrant County, Texas, said iron rod also being on the south line of a called Tract No. 1, conveyed to Texas Electric Service Co., as evidenced in a Deed recorded in Volume 2560, Page 151, D.R.T.C.T., from said iron rod, a found 1/2-inch iron rod bears South 09º21’ East, 8.18 feet;

THENCE South 00º44’21” East, departing the south line of said Tract No. 1, along the east line of said 7.189 acre tract and the west line of said Lot B-1R, a distance of 300.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 89º17’17” West, departing the east line of said 7.189 acre tract and the west line of said Lot B-1R, a distance of 382.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 00º35’53” East, a distance of 300.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the north line of said 7.189 acre tract and the south line of aforesaid Tract No. 1;

THENCE North 89º16’34” East, along the north line of said 7.189 acre tract and the south line of said Tract No. 1, a distance of 375.00 feet to the POINT OF BEGINNING and containing 2.606 acres (113,535 square feet) of land, more or less.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038229, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the Hays Covington Survey, Abstract Number 256, in the City of Fort Worth, Tarrant County, Texas, being a portion of a called 7.189 acre tract of land conveyed to Fort Worth Land, L.L.C., as described in General Warranty Deed as recorded in County Clerk’s Instrument No. D207326129 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly

(Exhibit A - Page 25 of 119)

EXHIBIT “A”

described as follows:

BEGINNING at a 1/2-inch iron rod found for the northwest corner of said 7.189 acre tract, same being on the south line of a called Tract No. 1, conveyed to Texas Electric Service Co., as evidenced in a Deed recorded in Volume 2560, Page 151, D.R.T.C.T., said iron rod also being on the east right of way line of Shenandoah Road (a called 60’ wide right of way);

THENCE North 89º16’34” East, departing the east right of way line of said Shenandoah Road, along the north line of said 7.189 acre tract and the south line of said Tract No. 1, a distance of 193.74 feet to a 5/8-inch “KHA” capped iron rod set for a corner, from said corner, the northeast corner of said 7.189 acre tract bears North 89º16’34” East, 375.00 feet;

THENCE South 00º35’53” West, departing the north line of said 7.189 acre tract and the south line of said Tract No. 1, a distance of 30.01 feet to a corner;

THENCE South 89º16’34” West, along a line that is 30’ south of and parallel with the north line of said 7.189 acre tract, a distance of 192.75 feet to a corner on the curving west line of said 7.189 acre tract and the east right of way line of aforesaid Shenandoah Road, said curve being a non-tangent curve to the right;

THENCE in a northerly direction, along the west line of said 7.189 acre tract, the east right of way line of said Shenandoah Road and along the arc of said curve to the right, through a central angle of 01º27’07”, having a radius of 1183.98 feet, a chord bearing of North 01º17’12” West, a chord distance of 30.00 feet and an arc length of 30.00 feet to the POINT OF BEGINNING and containing 0.133 of an acre (5,799 square feet) of land, more or less.

SITE 30:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the William Reed Survey, Abstract Number 1193, City of Grand Prairie, Dallas County, Texas, in the City of Grand Prairie, Texas, and being a portion of a called 16.30 acre tract as described in the Special Warranty Deed to Chesapeake Land Company, L.L.C. recorded in County Clerk Instrument Number 20070330572 of the Deed Records of Dallas County, Texas, (D.R.D.C.T.), and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod found for the southeast corner of said called 16.30 acre tract; said point being on the north line of a tract of land described in deed to Jin-Ding Sheu and Hwep-Shan Sheu, recorded in County Clerk Instrument Number 200600409698, D.R.D.C.T.;

THENCE South 89º03’59” West, along the south line of said 16.30 acre tract and the north line of said Jin-Ding Sheu and Hwep-Shan Sheu tract, a distance of 337.20 feet to a 5/8-inch “KHA” capped iron rod set for corner;

THENCE North 00º38’34” West, departing the south line of said 16.30 acre tract and the north line of said Jin-Ding Sheu and Hwep-Shan Sheu tract, a distance of 410.01 feet to a 5/8-inch “KHA” capped iron rod set for corner;

THENCE North 89º21’26” East, a distance of 337.20 feet to a 5/8-inch “KHA” capped iron rod set for corner on the east line of said 16.30 acre tract;

THENCE South 00º38’34” East, along the east line of said 16.30 acre tract, a distance of 408.30 feet to the POINT OF BEGINNING and containing 3.167 acres (137,976 square feet) of land, more or less.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 19, 2010 and recorded in/under Document No. 201000041034, Real Property

(Exhibit A - Page 26 of 119)

EXHIBIT “A”

Records of Dallas County, Texas, over and across the following described property to-wit:

BEING a tract of land situated in the William Reed Survey, Abstract Number 1193, City of Grand Prairie, Dallas County, Texas, in the City of Grand Prairie, Texas, and being a portion of a called 16.30 acre tract as described in the Special Warranty Deed Chesapeake Land Company, L.L.C. recorded in County Clerk Instrument Number 20070330572 of the Deed Records of Dallas County, Texas, (D.R.D.C.T.), and being more particularly described as follows:

COMMENCING at a 5/8-inch iron rod found for the southeast corner of said called 16.30 acre tract; said point being on the north line of a tract of land described in deed to Jin-Ding Sheu and Hwep-Shan Sheu, recorded in County Clerk Instrument Number 200600409698, D.R.D.C.T.;

THENCE North 00º38’34” West, departing the north line of said Sheu tract, along the east line of said 16.30 acre tract, a distance of 408.30 feet to a 5/8-inch “KHA” capped iron rod set for corner;

THENCE South 89º21’26” West, departing the east line of said 16.30 acre tract, a distance of 295.15 feet to the POINT OF BEGINNING;

THENCE South 89º21’26” West, a distance of 36.19 feet to the point of curvature of a non-tangent curve to the left;

THENCE in a northerly direction, along the arc of said curve to the left, through a central angle of 85º40’58”, having a radius of 67.00 feet, a chord bearing of North 47º06’32” West, a chord distance of 91.12 feet and an arc length of 100.19 feet to the end of said curve;

THENCE North 89º57’01” West, a distance of 106.21 feet to the point of curvature of a curve to the right;

THENCE in a northerly direction, along the arc of said curve to the right, through a central angle of 134º20’54”, having a radius of 143.00 feet, a chord bearing of North 22º46’34” West, a chord distance of 263.60 feet and an arc length of 335.21 feet to the point of reverse curvature of a curve to the left;

THENCE in a northerly direction, along the arc of said curve to the left, through a central angle of 44º20’54”, having a radius of 107.00 feet, a chord bearing of North 22º13’26” East, a chord distance of 80.77 feet and an arc length of 82.82 feet to the end of said curve;

THENCE North 00º02’59” East, a distance of 23.89 feet to a corner;

THENCE North 12º05’14” West, a distance of 30.17 feet to the point of curvature of a curve to the left;

THENCE in a northerly direction, along the arc of said curve to the left, through a central angle of 35º56’27”, having a radius of 47.00 feet, a chord bearing of North 30º03’27” West, a chord distance of 29.00 feet and an arc length of 29.48 feet to the end of said curve, said point also being on the curving north line of aforesaid 16.30 acre tract and the curving south right-of-way line of Mayfield Road (a variable width right-of-way), said curve being a non-tangent curve to the right;

THENCE in an easterly direction, along the north line of said 16.30 acre tract, the south right-of-way line of said Mayfield Road, and along the arc of said curve to the right, through a central angle of 04º21’03”, having a radius of 1,000.00 feet, a chord bearing of North 86º41’21” East, a chord distance of 75.92 feet and an arc length of 75.94 feet to the end of said curve, same being the beginning of a non-tangent curve to the left;

THENCE in a southerly direction, departing the north line of said 16.30 acre tract, the south right-of-way line of said Mayfield Road, and along the arc of said curve to the left, through a central angle of 29º25’37”, having a radius of 47.00 feet, a chord bearing of South 26º54’00” West, a chord distance of 23.87 feet and an arc length of 24.14 feet to the end of said curve;

(Exhibit A - Page 27 of 119)

EXHIBIT “A”

THENCE South 12º11’11” West, a distance of 38.60 feet to a corner;

THENCE South 00º02’59” West, a distance of 23.89 feet to the point of curvature of a curve to the right;

THENCE in a southerly direction, along the arc of said curve to the right, through a central angle of 44º20’54”, having a radius of 143.00 feet, a chord bearing of South 22º13’26” West, a chord distance of 107.94 feet and an arc length of 110.69 feet to the point of reverse curvature of a curve to the left;

THENCE in a southerly direction, along the arc of said curve to the left, through a central angle of 134º20’54”, having a radius of 107.00 feet, a chord bearing of South 22º46’34” East, a chord distance of 197.24 feet and an arc length of 250.90 feet to the end of said curve;

THENCE South 89º57’01” East, a distance of 121.19 feet to the point of curvature of a curve to the right;

THENCE in a southerly direction, along the arc of said curve to the right, through a central angle of 89º56’07”, having a radius of 88.00 feet, a chord bearing of South 44º58’58” East, a chord distance of 124.38 feet and an arc length of 138.13 feet to the end of said curve;

THENCE South 00º00’54” East, a distance of 9.62 feet to the POINT OF BEGINNING, and containing 0.616 acre (26,841 square feet) of land, more or less.

SITE 31:
BEING a tract of land out of the J.C. Houston Abstract No. 720, City of Arlington, Tarrant County, Texas, being part of a called 9.124 acre tract of land described in Special Warranty Deed to North Texas Acquisition, recorded in Instrument No. D207391767, Official Public Records of Tarrant County, Texas, said tract also containing all of Lot 3, J.C. Houston Addition, an addition to the City of Arlington, Texas according to the plat recorded in Volume 388-173, Page 14 Plat Records of Tarrant County, Texas and part of Lot 15, J.C. Houston Addition, an addition to the City of Arlington, Texas according to the plat recorded in Cabinet A, Page 3291, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a “X” cut in concrete found in the northeast right-of-way line of U.S. Highway 287 (a variable width public right-of-way); said point being the southernmost corner of said Lot 15 and the northwest corner of Lot 10, J.C. Houston Addition, an addition to the City of Arlington, Texas according to the plat recorded in Cabinet A, Page 2563, Plat Records of Tarrant County, Texas;

THENCE with said northeast right-of-way line, the following courses and distances:

North 30º17’39” West, a distance of 125.52 feet to a 5/8” iron rod with “KHA” cap set for corner;
from said point a 3/4” iron rod found bears South 02º44’ West, a distance of 2.4 feet;
North 30º17’39” West, a distance of 352.02 feet to a 1” iron rod found for corner;

North 31º19’28” West, a distance of 179.64 feet to a “X” cut in concrete set for corner at the southwest corner of Lot 2 of the first referenced J.C. Houston Addition; from said point a “X” cut in concrete found bears North 80º20’ West, a distance of 1.1 feet;

THENCE departing said northwest right-of-way line and with the south line of said Lot 2, North 89º30’02” East, a distance of 263.50 feet to a 1/2” iron rod found for corner; said point being the southeast corner of said Lot 2

THENCE with the east line of said Lot 2, North 00º55’50” West, a distance of 141.62 feet to a “X” cut in concrete found for corner; said point being the northeast corner of said Lot 2 and the southeast corner of Lot 1, J.C. Houston Addition an addition to the City of Arlington, Texas according to the plat recorded in Volume 388-150, Page 43, Plat Records of Tarrant County, Texas; said point also being the southeast corner of a tract of land described in deed to LV Development, LTD. recorded in Instrument No. D204309600, Official Public Records of Tarrant County, Texas; said point also being in Elrod Drive (a variable width private access easement);

(Exhibit A - Page 28 of 119)

EXHIBIT “A”

THENCE with the south line of said LV Development, LTD. tract, North 88º50’48” East, a distance of 301.00 feet to a PK nail set for corner;

THENCE departing said south line, South 01º49’22” West, a distance of 669.95 feet to a “X” cut in concrete set for corner in the north line of said Lot 10;

THENCE with said north line, the following courses and distances:

South 88º23’54” West, a distance of 132.00 feet to a “X” cut in concrete set for corner;
South 60º21’52” West, a distance of 85.82 feet to the POINT OF BEGINNING and containing 5.774 acres or 251,513 square feet of land.

SITE 32:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the John Langley Survey, Abstract Number 975, City of Arlington, Tarrant County, Texas, and being a portion of Lot 2R of the Plat Revision of Lots 1R, 2R, 3 and 4 of Tract V of Forum 303 Addition, an addition to the City of Arlington, Texas as recorded in Volume 388-201, Page 72 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being a portion of a called 8.252 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C., as recorded in Instrument No. D207341239 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described as follows:

COMMENCING at a 5/8-inch iron rod found for the southeast corner of said Lot 2R, same being the southeast corner of said 8.252 acre tract, said iron rod also being on the north right of way line of Arkansas Lane (a variable width right of way);

THENCE North 89º36’05” West, along the south line of said Lot 2R, the south line of said 8.252 acre tract and the north right of way line of said Arkansas Lane, a distance of 30.00 feet to a corner;

THENCE North 00º31’43” West, departing the south line of said Lot 2R, the south line of said 8.252 acre tract and the north right of way line of said Arkansas Lane, a distance of 335.32 feet to a 5/8-inch “KHA” capped iron rod set for the POINT OF BEGINNING;

THENCE South 89º28’17” West, a distance of 209.59 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 45º31’43” West, a distance of 31.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 89º28’17” West, a distance of 109.41 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 00º31’43” West, a distance of 191.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 82º34’56” East, a distance of 82.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 57º49’05” East, a distance of 252.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 89º28’17” East, a distance of 45.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 00º31’43” East, a distance of 355.00 feet to the POINT OF BEGINNING and containing

(Exhibit A - Page 29 of 119)

EXHIBIT “A”

2.136 acres (93,038 square feet) of land, more or less.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038230, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the John Langley Survey, Abstract Number 975, City of Arlington, Tarrant County, Texas, and being a portion of Lot 2R of the Plat Revision of Lots 1R, 2R, 3 and 4 of Tract V of Forum 303 Addition, an addition to the City of Arlington, Texas as recorded in Volume 388-201, Page 72 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being a portion of a called 8.252 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C., as recorded in Instrument No. D207341239 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described as follows:

COMMENCING at a 5/8-inch iron rod found for the southeast corner of said Lot 2R, same being the southeast corner of said 8.252 acre tract, said iron rod also being on the north right of way line of Arkansas Lane (a variable width right of way);

THENCE North 89º36’05” West, along the south line of said Lot 2R, the south line of said 8.252 acre tract and the north right of way line of said Arkansas Lane, a distance of 30.00 feet to the POINT OF BEGINNING;

THENCE North 89º36’05” West, continuing along the south line of said Lot 2R, the south line of said 8.252 acre tract and the north right of way line of said Arkansas Lane, a distance of 30.00 feet to a corner;

THENCE North 00º31’43” West, departing the south line of said Lot 2R, the south line of said 8.252 acre tract and the north right of way line of said Arkansas Lane, a distance of 334.83 feet to a corner;

THENCE North 89º28’17” East, a distance of 30.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 00º31’43” East, a distance of 335.32 feet to the POINT OF BEGINNING and containing 0.231 of an acre (10,052 square feet) of land, more or less.

SITE 33:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the S.A. & M.B. Railroad Company Survey Abstract No. 1463, in the City of Fort Worth, Tarrant County, Texas, and being a portion of that 8.954 acre tract of land conveyed to Chesapeake Land Development Company, LLC, as evidenced by the deed recorded under Document No. D209053908 of the Deed Records of Tarrant County, Texas. Said 2.5741 acre tract being more fully described as follows:

BEGINNING at a 1/2-inch iron rod found at the northwest corner of said 8.954 acre tract and the southwest corner of a tract of land conveyed to M3:X Development Corporation, as evidenced by the deed recorder under Document No. D204242691 of the Deed Records of Tarrant County, Texas;

THENCE South 89º 37’ 46” East, along the common line of said 8.954 and M3:X tract, a distance of 300.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE South 00º 15’ 26” East, leaving the common line of said 8.954 and M3:X tract, a distance of 378.83 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE North 89º 37’ 46” West, a distance of 292.00 feet to a 5/8-inch iron rod with cap stamped “KHA”

(Exhibit A - Page 30 of 119)

EXHIBIT “A”

set in the common line of said 8.954 acre tract and the east line of a tract of land conveyed to Laurel Land of Fort Worth, Inc., as evidenced by the deed recorded under Volume 10690, Page 1339, of the Deed Records of Tarrant County, Texas for corner;

THENCE North 01º 28’ 00” West, leaving the common line of said 8.954 and Laurel Land tracts, a distance of 379.00 feet to a the POINT OF BEGINNING and containing 2.574 acres (112,126 square feet) of land, more or less;

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038231, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the S.A. & M.B. Railroad Company Survey Abstract No. 1463, in the City of Fort Worth, Tarrant County, Texas, and being a portion of that 8.954 acre tract of land conveyed to Chesapeake Land Development Company, LLC, as evidenced by the deed recorded under Document No. D209053908 of the Deed Records of Tarrant County, Texas. Said 2.5741 acre tract being more fully described as follows:

BEGINNING at a 1/2-inch iron rod found at the northeast corner of said 8.954 acre tract and the southeast corner of a tract of land conveyed to M3:X Development Corporation, as evidenced by the deed recorder under Document No. D204242691 of the Deed Records of Tarrant County, Texas, said iron being in the west line of Crowley Road (variable width right-of-way);

THENCE South 00º 01’ 49” West, along the east line of said 8.954 acre tract and the west right-of-way line of Crowley Road, a distance of 30.00 feet to a point for corner;

THENCE North 89º 37’ 46” West, leaving the east line of said 8.954 acre tract and the west right-of-way line of Crowley Road, a distance of 322.62 feet to a point for corner;

THENCE North 00º 15’ 26” West, a distance of 30.00 feet to a point for corner on the north line of said 8.954 acre tract, same being the south line of aforesaid M3:X Development Corporation tract;

THENCE South 89º 37’ 46” East, along the north line of said 8.954 acre tract and the south line of said M3:X Development Corporation tract, a distance of 322.77 feet to the POINT OF BEGINNING and containing 0.222 acre (9,681 square feet) of land, more or less;

SITE 34:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the J. R. Newton Survey, Abstract No. 1169, in the City of Fort Worth, Tarrant County, Texas, and being a portion of a called 7.4168 acre tract conveyed to North Texas Acquisition, LLC, by Deed recorded in Instrument Number D207351905, of the Deed Records, Tarrant County, Texas, (D.R.T.C.T.), and being more particularly described as follows:

BEGINNING at 1/2-inch iron rod found for the northeast corner of said 7.4168 acre tract, said point being on the common line of said 7.4168 acre tract and a tract of land described by deed to Julie A. Amendolia, Instrument Number D206223502, D.R.T.C.T., and being the northwest corner of a tract of land described by deed to James D. and Suzanne S. Gaberino, Ltd., Instrument Number D198139118, D.R.T.C.T.;

THENCE South 00º47’45” West, departing the common line of said 7.4168 acre tract and Amendolia tract, along the common line of said 7.4168 acre tract and Gaberino tract, a distance of 373.91 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for corner;

THENCE North 89º25’55” West, departing the common line of said 7.4168 acre tract and Gaberino tract, across said 7.4168 acre tract, a distance of 298.51 feet to a 5/8” iron rod with cap stamped “KHA” to be

(Exhibit A - Page 31 of 119)

EXHIBIT “A”

set for corner;

THENCE North 00º34’05” East, continuing across said 7.4168 acre tract, a distance of 375.00 feet to a 5/8” iron rod with cap stamped “KHA” to be set for corner, said point being on the common line of said 7.4168 acre tract and Amendolia tract;

THENCE South 89º13’25” East, along the common line of said 7.4168 acre tract and Amendolia tract, a distance of 300.00 feet to the POINT OF BEGINNING and containing 2.572 acres (112,058 square feet) of land, more or less.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038232, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land situated in the J. R. Newton Survey, Abstract No. 1169, in the City of Fort Worth, Tarrant County, Texas, and being a portion of a called 7.4168 acre tract conveyed to North Texas Acquisition, LLC, by Deed recorded in Instrument Number D207351905, of the Deed Records, Tarrant County, Texas, (D.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “KHA” to be set for the northwest corner of said 7.4168 acre tract, said point being the southwest corner of a tract of land described by deed to Julie A. Amendolia, Instrument Number D206223502, D.R.T.C.T., said point also being on the east right-of-way line of Randol Mill Road (a 50-foot public right-of-way);

THENCE South 89º13’25” East, departing the east right-of-way line of said Randol Mill Road, along the common line of said 7.4168 acre tract and Amendolia tract, a distance of 181.56 feet to a 5/8” iron rod with cap stamped “KHA” to be set for corner;

THENCE South 00º34’05” West, departing the common line of said 7.4168 acre tract and Amendolia tract, across said 7.4168 acre tract, a distance of 30.00 feet to a point for corner;

THENCE North 89º13’25” West, continuing across said 7.4168 acre tract, a distance of 181.56 feet to a point for corner, said point being on the east right-of-way line of said Randol Mill Road;

THENCE North 00º34’05” East, along the common line of said 7.4168 acre tract and Randol Mill Road, a distance of 30.00 feet to the POINT OF BEGINNING and containing 0.125 acre (5,447 square feet) of land, more or less.

SITE 35:
BEING a tract of land out of the Genefacio Herrera Abstract No. 2027, City of Fort Worth, Tarrant County, Texas, being part of a called 12.75 acre tract of land described in Warranty Deed to Chesapeake Land Company, L.L.C., recorded in Instrument No. D207368725, Official Public Records, Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found in the east right-of-way line of Crowley Road (F.M. 731, a variable width public right-of-way) at the southernmost end of a circular right-of-way corner clip at the intersection of said east right-of-way line and the south right-of-way line of West Everman Parkway (a variable width public right-of-way); said point also being at the beginning of a curve to the right having a radius of 90.00 feet, a central angle of 93º21’52”, a chord bearing and distance of North 46º29’02” East, 130.97 feet;

THENCE with said south right-of-way line, the following courses and distances:

In a northeasterly direction, with said curve, an arc distance of 146.66 feet to a 1/2” iron rod found at the beginning of a non-tangent curve to the right having a radius of 1047.26 feet, a central

(Exhibit A - Page 32 of 119)

EXHIBIT “A”

angle of 09º45’25”, a chord bearing and distance of South 81º57’16” East, 178.13 feet;
In a southeasterly direction, with said curve, an arc distance of 178.34 feet to a “X” cut in concrete set for corner;

South 77º04’33” East, a distance of 42.25 feet to a “X” cut in concrete set for corner at the beginning of a non-tangent curve to the right having a radius of 862.10 feet, a central angle of 05º12’17”, a chord bearing and distance of South 74º01’19” East, 78.29 feet;
In a southeasterly direction, with said curve, an arc distance of 78.31 feet to a “X” cut in concrete set for corner;

THENCE departing said south right-of-way line, South 00º53’24” East, a distance of 253.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 89º06’36” West, a distance of 390.00 feet to a 5/8” iron rod with “KHA” cap set for corner in said east right-of-way line of Crowley Road; said point being at the beginning of a non-tangent curve to the left having a radius of 610.00 feet, a central angle of 02º18’09”, a chord bearing and distance of North 00º34’34” East, 24.51 feet;

THENCE with said east right-of-way line, the following courses and distances:

In a northeasterly direction, with said curve, an arc distance of 24.51 feet to a 5/8” iron rod with “KHA” cap set for corner;
North 00º34’31” West, a distance of 200.280 feet to the POINT OF BEGINNING and containing 2.598 acres or 113,180 square feet of land.

SITE 36:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the Hiram Blackwell Survey, Abstract No. 149, and being a portion of Tract A, Block 9, First Installment of Stoneridge Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the plat recorded in Volume 388-50, Page 61 of the Plat Records of Tarrant County, Texas, said tract being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for the northeast corner of said Tract A, same being on the south right-of-way line of West Arkansas Lane (a called 80’ wide right-of-way);

THENCE South 00º01’36” East, leaving the south right-of-way line of said West Arkansas Lane and along the east line of said Tract A, a distance of 228.46 feet to a 5/8-inch iron rod with cap stamped “KHA” for the POINT OF BEGINNING;

THENCE South 00º 01’ 36” East, continuing along the east line of said Tract A, a distance of 591.00 feet to a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for the southeast corner of said Tract A;

THENCE, along the southerly line of said Tract A, the following courses and distances to wit:

—	South 89º 57’ 46” West, a distance of 45.34 feet to a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for corner, and being at the beginning of a curve to the right;
—

Northwesterly, along said curve to the right, through a central angle of 18º36’00”, having a radius of 312.99 feet, and a chord bearing and distance of North 80º44’14” West,101.16 feet, an arc length of 101.61 feet to a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for corner;

—	North 71º 26’ 14” West, a distance of 261.47 feet, to a 5/8-inch iron rod with cap stamped “KHA” to be set for corner;

THENCE North 00º 01’ 36” West, leaving the south line of said Tract A, and across said Tract A, a distance of 491.33 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for corner;

(Exhibit A - Page 33 of 119)

EXHIBIT “A”

THENCE North 89° 58’ 24” East, continuing across said Tract A, a distance of 393.00 feet to the POINT OF BEGINNING and containing 4.990 acres (217, 353 square feet) of land, more or less.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210025965, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the Hiram Blackwell Survey, Abstract No. 149, and being a portion of Tract A, Block 9, First Installment of Stoneridge Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the plat recorded in Volume 388-50, Page 61 of the Plat Records of Tarrant County, Texas, said tract being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for the westerly, northwest corner of said Tract A, same being the southerly corner of a visibility clip at the intersection of the south right-of-way line of West Arkansas Lane (a called 80’ wide right-of-way) with the east right-of-way of said Richmond Drive (a called 80’ wide right-of-way);

THENCE South, along the west line of said Tract A and the east right-of-way line of said Richmond Drive, a distance of 236.54 feet to a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for the POINT OF BEGINNING;

THENCE North 89° 58’ 24” East, leaving the east right-of-way line of said Richmond Drive and the west line of said Tract A, a distance of 202.85 feet to a point for corner;

THENCE South 00° 01’ 36” East, a distance of 30.00 feet to a point for corner;

THENCE South 89° 58’ 24” West, a distance of 203.33 feet to a point in the east right-of-way line of said Richmond Drive, for beginning of non-tangent curve to the left;

THENCE Northeasterly, along the east right-of-way line of said Richmond Drive and along said curve to the left, through a central angle of 01°47’54”, having a radius of 956.00 feet, and a chord bearing and distance of North 00°53’57” East, 30.00 feet, an arc length of 30.01 feet to the POINT OF BEGINNING and containing 0.140 acre or 6,090 square feet of land, more or less;

SITE 37:

BEING a tract of land out of the Isham Wallace Survey, Abstract No. 1677, City of Hurst, Tarrant County, Texas, being part of a called 10.110 acre tract of land described in Special Warranty Deed to Chesapeake Land Company, L.L.C., recorded in Instrument No. D207368724, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod found for the northeast corner of said 10.110 acre tract, same being on the west right-of-way line of Arthur Drive (a called 50’ wide right-of-way);

THENCE in a southerly direction, with the east line of said 10.110 acre tract and the west right-of-way line of said Arthur Drive, the following courses and distances to wit:

South 00°50’40” East, a distance of 75.71 feet to a 5/8” iron rod with “KHA” cap set for the beginning of a tangent curve to the right;

Along the arc of said curve to the right, through a central angle of 07°34’11”, having a radius of 548.70 feet, a chord bearing and distance of South 02°56’26” west, 72.44 feet and an arc length of 72.49 feet to a 5/8” iron rod found for the point of reverse curvature of a curve to the left;

(Exhibit A - Page 34 of 119)

EXHIBIT “A”

Along the arc of said curve to the left, through a central angle of 07°34’11”, having a radius of 598.70 feet, a chord bearing and distance of South 02°56’26” west, 79.04 feet and an arc length of 79.10 feet to a 5/8” iron rod with “KHA” cap set for the end of said curve, from said point, a found 1” iron rod bears South 12°12’59” West, 0.57 feet;

South 00°50’40” East, a distance of 250.99 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE departing the east lline of said 10.110 acre tract and the west right-of-way line of said Arthur Drive, North 89°58’44” West, a distance of 358.05 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 00°00’25” East, a distance of 443.52 feet to a 5/8” iron rod with “KHA” cap set for a corner on the north line of said 10.110 acre tract;

THENCE with the north line of said 10.110 acre tract, North 84°34’20” East, a distance of 362.58 feet to the POINT OF BEGINNING and containing 3.781 acres or 164,722 square feet of land.

SITE 38:
TRACT 1 (Fee Simple)

BEING a tract of land out of the William Maska Survey, Abstract No. 1041, City of Arlington, Tarrant County, Texas, being part of a called 10.11 acre tract of land described in Deed to Chesapeake Exploration, L.L.C. recorded in Instrument No. D208079920, Official Public Records of Tarrant County, Texas, said tract also being all of Lot A-2R, Block 1, Lots A-2R and A-3, Block 1, Olympia Park, an addition to the City of Arlington, Texas according to the plat recorded in Clerk’s Document No. D210021294, Plat Records of Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a 1/2” iron rod found for the most northerly, northwest corner of Lot A-3, Block 1 of said Olympia Park, same being in the south right-of-way line of Arkansas Lane (an 80-foot wide public right-of-way);

THENCE with the north line of said Lot A-3 and the south right-of-way line of said Arkansas Lane, South 89°02’41” East, a distance of 120.00 feet to a corner;

THENCE departing the north line of said Lot A-3 and the south right-of-way line of said Arkansas Lane, South 00°02’49” West, a distance of 79.06 feet to a 5/8” iron rod with “KHA” cap set for the northwest corner of aforesaid Lot A-2R, same also being the POINT OF BEGINNING;

THENCE with the north line of said Lot A-2R, South 89°57’11” East, a distance of 250.00 feet to a 5/8” iron rod with “KHA” cap set for the northeast corner of said Lot A-2R;

THENCE with the east line of said Lot A-2R, South 00°02’49” West, a distance of 385.00 feet to a 5/8” iron rod with “KHA” cap set for the southeast corner of said Lot A-2R;

THENCE with the south line of said Lot A-2R, North 89°57’11” West, a distance of 250.00 feet to a 5/8” iron rod with “KHA” cap set for the southwest corner of said Lot A-2R;

THENCE with the west line of said Lot A-2R, North 00°02’49” East, a distance of 385.00 feet to the POINT OF BEGINNING and containing 2.210 acres or 96,250 square feet of land.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038233, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land out of the William Maska Survey, Abstract No. 1041, City of Arlington, Tarrant County, Texas, being part of a called 10.11 acre tract of land described in Deed to Chesapeake

(Exhibit A - Page 35 of 119)

EXHIBIT “A”

Exploration, L.L.C. recorded in Instrument No. D208079920, Official Public Records of Tarrant County, Texas, said tract also being a part of Lot A-3, Block 1, Lots A-2R and A-3, Block 1, Olympia Park, an addition to the City of Arlington, Texas according to the plat recorded in Clerk’s Document No. D210021294, Plat Records of Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a 5/8” iron rod with “KHA” cap set for the northeast corner of said Lot A-3, same being in the south right-of-way line of Arkansas Lane (an 80-foot wide public right-of-way);

THENCE with the north line of said Lot A-3 and the south right-of-way line of said Arkansas Lane, North 89°02’41” West, a distance of 131.28 feet to the POINT OF BEGINNING, same being the beginning of a non-tangent curve to the left;

THENCE departing the north line of said Lot A-3 and the south right-of-way line of said Arkansas Lane and along the arc of said curve to the left, through a central angle of 20°27’52”, having a radius of 30.00 feet, a chord bearing and distance of South 30°38’19” West, 10.66 feet and an arc length of 10.72 feet to the point of compound curvature of a curve to the left;

THENCE in a southerly direction along said curve to the left, through a central angle of 39°00’37”, having a radius of 10.00 feet, a chord bearing and distance of South 00°54’04” West, 6.68 feet and an arc length of 6.81 feet to the point of compound curvature of a curve to the left;

THENCE in an easterly direction along said curve to the left, through a central angle of 51°12’23”, having a radius of 30.00 feet, a chord bearing and distance of South 44°12’26” East, 25.93 feet and an arc length of 26.81 feet to the point of tangency of said curve;

THENCE South 69°48’38” East, a distance of 14.74 feet to a corner;

THENCE South 20°11’22” West, a distance of 24.00 feet to a corner;

THENCE North 69°48’38” West, a distance of 8.00 feet to the point of curvature of a curve to the left;

THENCE in a westerly direction along said curve to the left, through a central angle of 90°00’00”, having a radius of 30.00 feet, a chord bearing and distance of South 65°11’22” West, 42.43 feet and an arc length of 47.12 feet to the point of tangency of said curve;

THENCE South 20°11’22” West, a distance of 14.12 feet to a corner on the east line of Lot A-2R, Block 1 of aforesaid Olympia Park;

THENCE with the east line of said Lot A-2R, North 00°02’49” East, a distance of 15.79 feet to a 5/8” iron rod with “KHA” cap set for the northeast corner of said Lot A-2R;

THENCE with the north line of said Lot A-2R, North 89°57’11” West, a distance of 19.77 feet to a corner;

THENCE departing the north line of said Lot A-2R, North 20°11’22” East, a distance of 49.01 feet to the point of curvature of a curve to the left;

THENCE in a northerly direction along said curve to the left, through a central angle of 59°08’21”, having a radius of 30.00 feet, a chord bearing and distance of North 09°22’48” West, 29.61 feet and an arc length of 30.97 feet to a corner on the north line of aforesaid Lot A-3 and the south right-of-way line of aforesaid Arkansas Lane;

THENCE with the north line of said Lot A-3 and the south right-of-way line of said Arkansas Lane, South 89°02’41” East, a distance of 40.48 feet to the POINT OF BEGINNING and containing 0.075 acre or 3,260 square feet of land.

SITE 39:

(Exhibit A - Page 36 of 119)

EXHIBIT “A”

TRACT 1 (Fee Simple)

BEING a tract of land situated in the William J. Hayman Survey, Abstract Number 642, City of Arlington, Tarrant County, Texas, and being a portion of a called 16.37 acre tract described in Special Warranty Deed to Chesapeake Land Company, L.L.C., recorded in County Clerk’s Instrument No. D207376127 of the Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the southeast corner of said 16.37 acre tract, same being the southwest corner of Lot 10 of W. Hayman Addition, an Addition to the City of Arlington, Texas, according to the Map or Plat thereof recorded in Cabinet A, Slide 4054 of the Plat Records of Tarrant County, Texas;

THENCE North 00°23’56” West, along the common line of said 16.37 acre tract and Lot 10, a distance of 294.46 feet to a point for corner;

THENCE South 89°36’04” West, departing the common line of said 16.37 acre tract and Lot 10, across said 16.37 acre tract, a distance of 21.24 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the POINT OF BEGINNING;

THENCE continuing across said 16.37 acre tract, the following courses and distances to wit:

—	South 89°54’21” West, a distance of 448.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;
—	North 01°08’39” East, a distance of 334.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;
—	North 89°38’09” East, a distance of 439.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;
—	South 00°23’56” East, a distance of 336.00 feet to the POINT OF BEGINNING and containing 3.410 acres (148,550 square feet) of land, more or less.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210025967, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land situated in the William J. Hayman Survey, Abstract Number 642, City of Arlington, Tarrant County, Texas, and being a portion of a called 16.37 acre tract described in Special Warranty Deed to Chesapeake Land Company, L.L.C., recorded in County Clerk’s Instrument No. D207376127 of the Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a point for corner on west line of said 16.37 acre tract, said point being on the east right-of-way line of Sherry Street (a 70-foot wide public right-of-way), said point bearing South 00°58’38” East, a distance of 184.45 feet from a 5/8-inch iron rod with cap stamped “Dunaway” found for the northwest corner of said 16.37 acre tract and the intersection of the east right-of-way line of said Sherry Street with the south right-of-way line East Mayfield Road (a 90-foot wide public right-of-way);

THENCE departing the common line of said 16.37 acre tract and Sherry Street, across said 16.37 acre tract, the following courses and distances to wit:

—	North 89°01’22” East, a distance of 30.00 feet to a point for corner, said point being the beginning of a non-tangent curve to the right;
—

Southwesterly, with said non-tangent curve to the right, through a central angle of 14°44’50”, having a radius of 717.50 feet, and a chord bearing and distance of South 06°23’47” East, 184.17 feet, an arc length of 184.68 feet to a point for corner, said point being at the beginning of a reverse curve to the left;

—	Southeasterly, with said reverse curve to the left, through a central angle of 102°37’33”, having

(Exhibit A - Page 37 of 119)

EXHIBIT “A”

a radius of 70.00 feet, and a chord bearing and distance of South 37°32’37” East, 109.29 feet, an arc length of 125.38 feet to a point for corner;
—	South 88°51’21” East, a distance of 77.07 feet to a point for corner;
—	South 01°08’39” West, a distance of 30.00 feet to a point for corner;
—	North 88°51’21” West, a distance of 77.07 feet to a point for corner, said point being at the beginning of a curve to the right;
—

Northwesterly, with said curve to the right, through a central angle of 102°37’33”, having a radius of 100.00 feet, and a chord bearing and distance of North 37°32’35” West, 156.11 feet, an arc length of 179.12 feet to a point for corner, said point being on the common line of said 16.37 acre tract and Sherry Street, and being at the beginning of a reverse curve to the left;

THENCE northeasterly, along the common line of said 16.37 acre tract and Sherry Street, with said reverse curve to the left, through a central angle of 14°44’50”, having a radius of 687.50 feet, and a chord bearing and distance of North 06°23’47” East, 176.47 feet, an arc length of 176.95 feet to the POINT OF BEGINNING and containing 0.282 acre (12,304 square feet) of land, more or less.

SITE 40:

BEING a tract of land situated in the Thomas J. Hanks Survey, Abstract No. 644, City of Mansfield, Tarrant County, Texas, and being all of Lot 2, Block 1 of the Final Plat of Lots 1R, 2 and 3, Block 1, Mansfield Industrial Park, an addition to the City of Mansfield, as recorded in Instrument No. D209256733 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), same being part of a called 13.95 acre tract of land described in Deed to Chesapeake Land Company, L.L.C,, as recorded in Instrument Number D2070391139, of the Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8-inch “Dunaway Assoc. L.P.” capped iron rod found for the east corner of said Lot 2 and said 13.95 acre tract, same being on the southwest line of Lot 1-R-1, Block 1 of the Replat, Lots 1-R-1 & 1-R-2, Block 1, Stratoflex Addition, an addition to the City of Mansfield, as recorded in Cabinet A, Slide 10361, P.R.T.C.T, said corner also being the north corner of a tract of land described in Quitclaim Deed to Percy L. Cook and Bethany Watson, as recorded in Instrument Number D206213641, of the Official Public Records of Tarrant County, Texas;

THENCE South 59° 04’ 37” West, departing the southwesterly line of said Block 1 of Replat, Lots 1-R-1 & 1-R-2, Block 1, Stratoflex Addition and along the common line between the southeast line of said Lot 2, Block 1, Mansfield Industrial Park and the northwest line of said Percy L. Cook and Bethany Watson tract and along the southeast line of said 13.95 acre tract, a distance of 329.00 feet to a 5/8-inch iron rod with “KHA” cap set for a south corner of said Lot 2, Block 1;

THENCE North 27° 51’ 41” West, departing said common line and along a southwest line of said Lot 2, and the northeast line of Lot 3 in said Block 1, a distance of 355.68 feet to a 5/8-inch iron rod with “KHA” cap set for the north corner of said Lot 3, Block 1;

THENCE in a southwesterly direction, along the most northerly, southeast line of said Lot 2 and the northwest line of said Lot 3, the following:

South 60°12’16” West, a distance of 218.81 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

South 48°40’03” west, a distance of 50.00 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

South 60°12’16” West, a distance of 50.00 feet to a 5/8-inch iron rod with “KHA” cap set for the most westerly common corner of said Lots 2 and 3, same being on the northeast right-of-way line of Fifth Avenue (a 60’ wide right-of-way);

THENCE North 29°47’44” West, along the southwest line of said Lot 2 and the northeast right-of-way line

(Exhibit A - Page 38 of 119)

EXHIBIT “A”

of said Fifth Avenue, a distance of 50.00 feet to a 5/8-inch iron rod with “KHA” cap set for the west corner of said Lot 2, same being the south corner of Lot 1R, Block 1 of said Mansfield Industrial Park;

THENCE in a northeasterly direction, departing the northeast right-of-way line of said Fifth Street and along the common line of said Lots 1R and 2, the following:

North 60°12’16” East, a distance of 50.00 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

North 71°44’29” East, a distance of 50.00 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

North 60°12’16” East, a distance of 535.82 feet to a 5/8-inch iron rod with “KHA” cap set for the north corner of said Lot 2, same being on the southwest line of Lot 1-R-2, Block 1of aforesaid Stratoflex Addition;

THENCE South 29° 46’ 58” East, along the common line between the southwest line of said Block 1 of the Replat, Lots 1-R-1 & 1-R-2, Block 1, Stratoflex Addition and the northeast line of said Lot 2, Block 1, a distance of 379.00 feet to the POINT OF BEGINNING and containing 3.083 acres (134,277 square feet) of land, more or less.

SITE 41:

BEING a tract of land situated in the Ellis Littlepage Survey Abstract No. 971 in the City of Fort Worth, Tarrant County, Texas, and being a portion of a called 10.62 acre tract of land conveyed to Chesapeake Exploration, LLC, as evidenced by the Deed recorded under Document No. D208079920 of the Deed Records of Tarrant County, Texas (D.T.R.C.T.), same being a portion of Block 1 of Dabney Addition, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Volume 388-196, Page 86 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being more fully described as follows:

COMMENCING at a 5/8-inch iron rod found for the southeast corner of said Block 1, same being the southeast corner of said10.62 acre tract, said corner also being on the curving north right-of-way line of Sycamore School Road (a called 120’ wide right-of-way), said curve being a non-tangent curve to the left;

THENCE in a westerly direction, along the south line of said Block 1, the south line of said 10.62 acre tract and the north right-of-way line of said Sycamore School Road and along the arc of said curve to the left, through a central angle of 05°40’54”, having a radius of 2515.53 feet, a chord bearing of South 86°07’52” West, a chord distance of 249.35 feet and an arc length of 249.45 feet to a 5/8-inch iron rod set with a cap stamped “KHA” for the POINT OF BEGINNING;

THENCE in a westerly direction, continuing along the south line of said Block 1, the south line of said 10.62 acre tract and the north right-of-way line of said Sycamore School Road and continuing along the arc of said curve to the left, through a central angle of 07°36’59”, having a radius of 2515.53 feet, a chord bearing of South 79°28’56” West, a chord distance of 334.15 feet and an arc length of 334.40 feet to a 5/8-inch iron rod set with a cap stamped “KHA” for the point of tangency of said curve;

THENCE South 75°40’ 26” West, continuing along the south line of said Block 1, the south line of said 10.62 acre tract and the north right-of-way line of said Sycamore School Road, a distance of 49.98 feet to a 5/8-inch iron rod set with a cap stamped “KHA” for a corner

THENCE North 10°13’53” West, leaving the south line of said Block 1, the south line of said 10.62 acre tract and the north right-of-way line of said Sycamore School Road, a distance of 453.71 feet to a 5/8-inch iron rod set with cap stamped “KHA” on the north line of said Block 1 and the north line of said 10.62 acre tract, same also being on the south line of Southridge Addition, according to the plat recorded in Volume 388-110, Pages 08 and 09, of the Plat Records of Tarrant County, Texas;

(Exhibit A - Page 39 of 119)

EXHIBIT “A”

THENCE North 79°46’07” East, along the north line of said Block 1, the north line of said 10.62 acre tract and south line of said Southridge Addition, a distance of 384.00 feet to a 5/8-inch iron rod set with cap stamped “KHA” for corner;

THENCE South 10°13’53” East, leaving the north line of said Block 1, the north line of said 10.62 acre tract and the south line of said Southridge Addition, a distance of 448.47 feet to the POINT OF BEGINNING and containing 3.935 acres or 171,427 square feet of land, more or less.

SITE 42:
TRACT 1 (Fee Simple)

BEING a tract of land situated in the I.& G.N. R.R. Co. Survey, Abstract Number 831, City of Burleson, Tarrant County, Texas, and being a portion of Lot 2, Block B, Alsbury Meadows, Phase III, an addition to the City of Burleson, Texas, recorded in Cabinet B, Slide 1246, Plat Records of Tarrant County, Texas, and also being a portion of a called Tract II, conveyed to Fort Worth Land, L.L.C., as evidenced in a General Warranty Deed recorded under Instrument Number D207400327 of the Official Public Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at a 3/8 inch found iron rod, the east corner of said Lot 2 and being in the northwesterly line of that certain tract of land described in the Special Warranty Deed to MDK Burleson, LP, executed May 9, 2006, recorded in Volume 8119, Page 1857, said Deed Records;

THENCE, South 59°04’36” West, along the common line of said Lot 2 and said MDK Burleson tract, a distance of 199.64 feet to a 5/8 inch set iron rod with cap stamped “KHA” for the POINT OF BEGINNING;

THENCE, South 59°04’36” West, along the common line of said Lot 2 and said MDK Burleson tract, a distance of 294.36 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, North 30°29’33” West, leaving the common line of said Lot 2 and said MDK Burleson tract, a distance of 260.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, North 59°04’36” East, a distance of 291.90 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, South 30°29’04” East, a distance of 260.00 feet to the POINT OF BEGINNING and containing 1.751 acres or 76,536 square feet of land, more or less;

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210025982, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the I.& G.N. R.R. Co. Survey, Abstract Number 831, City of Burleson, Tarrant County, Texas, and being a portion of Lot 2, Block B, Alsbury Meadows, Phase III, an addition to the City of Burleson, Texas, recorded in Cabinet B, Slide 1246, Plat Records of Tarrant County, Texas, and also being a portion of a called Tract II, conveyed to Fort Worth Land, L.L.C., as evidenced in a General Warranty Deed recorded under Instrument Number D207400327 of the Official Public Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at a 1/2-inch iron rod found with cap for the westerly, north corner of said Lot 2, Block B, same being the intersection of the westerly right of way line of proposed Hemphill Street (a called 50’ right of way) with the southeasterly right of way line of N. E. Alsbury Boulevard (a called 80’ wide right of way);

(Exhibit A - Page 40 of 119)

EXHIBIT “A”

THENCE South 56°20’07” West, along the northwesterly line of said Lot 2, Block B and the southeasterly right of way line of said N. E. Alsbury Boulevard, a distance of 438.86 feet to the POINT OF BEGINNING;

THENCE South 30°29’33” East, departing the northwesterly line of said Lot 2, Block B and the southeasterly right of way line of said N. E. Alsbury Boulevard, a distance of 177.96 feet to a corner;

THENCE South 59°04’36” West, a distance of 30.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE North 30°29’33” West, a distance of 176.52 feet to a corner on the northwesterly line of said Lot 2, Block B and the southeasterly right of way line of said N. E. Alsbury Boulevard;

THENCE North 56°20’07” East, along the northwesterly line of said Lot 2, Block B and the southeasterly right of way line of said N. E. Alsbury Boulevard, a distance of 30.05 feet to the POINT OF BEGINNING and containing 0.122 of an acre (5,317 square feet) of land, more or less.

SITE 43:
TRACT 1 (Fee Simple)

BEING a tract of land out of the J.W. Henderson Abstract No. 376, City of Burleson, Johnson County, Texas, being part of a called 45.83 acre tract of land described in Special Warranty Deed to North Texas Acquisition, L.L.C., recorded in Instrument No. 07-049804, Official Public Records of Johnson County, Texas and being more particularly described as follows:

COMMENCING at a 1/2” iron rod found in the southerly terminus of Warren Street (an 80-foot wide public right-of-way); said point being the northernmost northwest corner of said North Texas Acquisition, L.L.C. tract and being a northeast corner of a tract of land described in deed to MKP Associates, Inc. recorded in Volume 3800, Page 737, Official Public Records of Johnson County, Texas;

THENCE with the north line of said North Texas Acquisition, L.L.C. tract, South 88°15’35” East, a distance of 404.77 feet to a point in the west line of Missouri, Kansas and Texas Railroad (a 100-foot wide private right-of-way), from which a 5/8” iron rod found bears South 08°46’ East, a distance of 0.4 feet;

THENCE with said west right-of-way line, South 05°43’36” East, a distance of 1343.14 feet to a point;

THENCE departing said west right-of-way line, North 88°56’35” West, a distance of 121.00 feet to a 5/8” iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE South 01°03’25” West, a distance of 324.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 88°56’35” West, a distance of 475.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 01°03’25” East, a distance of 324.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 88°56’35” East, a distance of 475.00 feet to the POINT OF BEGINNING and containing 3.533 acres or 153,900 square feet of land.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 3, 2010 and recorded in/under Document No. 201000003432, Real Property Records of Johnson County, Texas, over and across the following described property to-wit:

BEING a tract of land out of the J.W. Henderson Abstract No. 376, City of Burleson, Johnson County, Texas, being part of a called 45.83 acre tract of land described in Special Warranty Deed to North Texas Acquisition, L.L.C., recorded in Instrument No. 07-049804, Official Public Records of Johnson County,

(Exhibit A - Page 41 of 119)

EXHIBIT “A”

Texas and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found in the southerly terminus of Warren Street (an 80-foot wide public right-of-way); said point being the northernmost northwest corner of said North Texas Acquisition, L.L.C. tract and being a northeast corner of a tract of land described in deed to MKP & Associates, Inc. recorded in Volume 3800, Page 737, Official Public Records of Johnson County, Texas;

THENCE with the north line of said North Texas Acquisition, L.L.C. tract, South 88°15’35” East, a distance of 404.77 feet to a point in the west line of Missouri, Kansas and Texas Railroad (a 100-foot wide private right-of-way), from which a 5/8” iron rod found bears South 08°46’ East, a distance of 0.4 feet;

THENCE with said west right-of-way line, South 05°46’36” East, a distance of 1373.36 feet to a point;

THENCE departing said west right-of-way line, North 88°56’35” West, a distance of 124.60 feet to a point for corner;

THENCE North 01°03’25” East, a distance of 30.00 feet to a point for corner;

THENCE South 88°56’35” East, a distance of 56.98 feet to a the beginning of a tangent curve to the left with a radius of 30.00 feet, a central angle of 96°50’01”, and a chord bearing and distance of North 42°38’25” East, 44.88 feet;

THENCE in a northeasterly direction, with said curve, an arc distance of 50.70 feet to a point for corner;

THENCE North 05°46’36” West, a distance of 1253.14 feet to the beginning of a tangent curve to the left with a radius of 30.00 feet, a central angle of 82°29’00”, and a chord bearing and distance of North 47°01’06” West, 39.55 feet;

THENCE in a northwesterly direction, with said curve, an arc distance of 43.19 feet to a point for corner;

THENCE North 88°15’35” West, a distance of 338.38 feet to a point for corner in the east line of said MKP & Associates, Inc. tract; said point being at the beginning of a non-tangent curve to the left having a radius of 200.00 feet, a central angle of 09°28’10”, a chord bearing and distance of North 22°56’43” West, 33.02 feet;

THENCE with said east line and with said curve, an arc distance of 33.05 feet to the POINT OF BEGINNING and containing 1.273 acres or 55,452 square feet of land.

SITE 44:

BEING a tract of land situated in the J.M. Robinson Survey, Abstract No. 1346, Haltom City, Tarrant County, Texas, and being part of Lots 4 and 5, Block J, of Fossil Ridge Addition, an Addition to Haltom City, Texas, according to the plat recorded in Cabinet A, Slide 4822, of the Plat Records of Tarrant County, Texas, same being part of a called 38.427 acre tract of land described in Special Warranty Deed to Cheaspeake Land Company, L.L.C., as recorded in Instrument No. D207416231, and being more particularly described as follows;

BEGINNING at a 1/2-inch iron rod found at the common northerly corner of said Lots 4 and 5, Block J, of Fossil Ridge Addition, same being on the southerly right of way line of Fossil Ridge Circle, a called 60-foot right of way, and also being at the beginning of a curve to the left, through a central angle of 12°43’13”, a radius of 830.00 feet and a chord bearing and distance of North 84°06’11” East, 183.89 feet;

THENCE along said curve to the left and also along the southerly right of way line of said Fossil Ridge Circle, an arc length of 184.27 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE South 14°12’59” West, departing the southerly right of way line of said Fossil Ridge Circle, a

(Exhibit A - Page 42 of 119)

EXHIBIT “A”

distance of 731.55 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE North 75°47’01” West, a distance of 370.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE North 14°12’59” East, a distance of 644.52 feet to a 5/8-inch iron rod with “KHA” cap set for corner on the southerly right of way line of said Fossil Ridge Circle same being at the beginning of a curve to the left, through a central angle of 13°45’12”, a radius of 830.00 feet and a chord bearing and distance of South 82°39’37” East, 198.76 feet;

THENCE along said curve to the left and also along the southerly right of way line of said Fossil Ridge Circle, an arc length of 199.23 feet to the POINT OF BEGINNING and containing 5.716 acres (248,970 sq. ft.) of land, more or less.

SITE 45: (INTENTIONALLY DELETED)

SITE 46:

BEING a tract of land situated in the Elizabeth MC Anear Survey Abstract No. 1005 in the City of Mansfield, Tarrant County, Texas, and being all of a called 4.304 acre tract of land conveyed to Fort Worth Land, LLC, as evidenced in a General Warranty Deed recorded in Document No. D207442934 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod set with cap stamped “KHA” for the south corner of said 4.304 acre tract, same being on the northwesterly line of Lot 1, Block 1 of Heritage Business Park, an Addition to the City of Mansfield, Texas, according to the Map or Plat thereof recorded in Volume 388-205, Page 66 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), said iron rod also being on the occupied southeasterly right of way line of Mitchell Road, from said iron rod, a found 3/8-inch iron rod bears South 16°09’24” East, 6.96 feet and a found 5/8-inch capped iron rod bears South 35°05’48” West, 36.30 feet;

THENCE North 30°41’41” West (called North 30°18’40” West), departing the northwesterly line of said Lot 1, Block 1 and the occupied southeasterly right of way line of said Mitchell Road, along the southwesterly line of said 4.304 acre tract and the approximate centerline of a 20’ wide asphalt road known as said Mitchell Road (a variable width right of way, no record found), a distance of 620.90 feet (called 612.61 feet) to a PK nail set in said asphalt road for the west corner of said 4.304 acre tract, said nail also being on the southerly line of a 100’ wide tract of land described in the deed to the Fort Worth and New Orleans Railroad Company (now known as the Southern Pacific Railroad), recorded in Volume 45, Page 95, D.R.T.C.T.;

THENCE South 75°05’42” East (called South 75°18’25” East), departing said Mitchell Road, along the northerly line of said 4.304 acre tract and the southerly line of said 100’ wide railroad right of way, a distance of 861.22 feet (called 865.54 feet) to a 5/8-inch iron rod set with cap stamped “KHA” for the easterly corner of said 4.304 acre tract, same being the most northerly corner of aforesaid Lot 1, Block 1;

THENCE South 58°46’25” West (called South 59°38’41” West), departing the southerly line of said 100’ wide railroad right of way, along the southeasterly line of said 4.304 acre tract and the northwesterly line of said Lot 1, BLock 1, a distance of 602.59 feet (called 612.05 feet) to the POINT OF BEGINNING and containing 4.294 acres or 187,067 square feet of land, more or less.

SITE 47:
TRACT 1 (Fee Simple)

BEING a tract of land out of the James W. Henderson Survey Abstract No. 376, City of Burleson, Johnson County, Texas, being part of a called 14.460 acre tract of land described in Special Warranty Deed to Tarrant FW Properties, L.L.C., recorded in Volume 4250, Page 506, Official Public Records of Johnson County, Texas and being more particularly described as follows:

(Exhibit A - Page 43 of 119)

EXHIBIT “A”

COMMENCING at a 5/8” iron rod with cap found in the northwest line of Lot 6, Block 24, The Gardens, an addition to the City of Burleson Texas according to the plat recorded in Volume 1, Page 281, Plat Records of Johnson County, Texas; said point being the southernmost corner of said Tarrant FW Properties, L.L.C. tract and the southeast corner of a tract of land described in deed to J.B. Stevens Company, Inc. recorded in Volume 436, Page 251, Deed Records of Johnson County, Texas;

THENCE North 45°14’44” West, with the southwest line of said Tarrant FW Properties, L.L.C. tract, a distance of 377.79 feet to a 5/8” iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE North 45°14’44” West, continuing with the southwest line of said Tarrant FW Properties, L.L.C. tract, a distance of 0.92 feet to a 5/8” iron rod with “KHA” cap set for corner

THENCE departing said south line, North 31°31’56” East, a distance of 446.22 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 45°22’00” West, a distance of 12.06 feet to a 5/8” iron rod with cap found for corner on the northwesterly line of said Tarrant FW Properties, L.L.C. tract;

THENCE with the northwesterly line of said Tarrant FW Properties, L.L.C. tract, North 44°36’17” East, a distance of 82.99 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE departing said northwesterly line, South 58°28’04” East, a distance of 357.82 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 31°33’21” West, a distance of 530.15 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 58°26’39” West, a distance of 363.73 feet to the POINT OF BEGINNING and containing 4.443 acres or 193,545 square feet of land.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 5, 2010 and recorded in/under Document No. 201000003586, Real Property Records of Johnson County, Texas, over and across the following described property to-wit:

BEING a tract of land out of the James W. Henderson Survey Abstract No. 376, City of Burleson, Johnson County, Texas, being part of a called 14.460 acre tract of land described in Special Warranty Deed to Tarrant FW Properties, L.L.C., recorded in Volume 4250, Page 506, Official Public Records of Johnson County, Texas and being more particularly described as follows:

COMMENCING at a 5/8” iron rod with cap found in the northwest line of Lot 6, Block 24, The Gardens, an addition to the City of Burleson Texas according to the plat recorded in Volume 1, Page 281, Plat Records of Johnson County, Texas; said point being the southernmost corner of said Tarrant FW Properties, L.L.C. tract and the southeast corner of a tract of land described in deed to J.B. Stevens Company, Inc. recorded in Volume 436, Page 251, Deed Records of Johnson County, Texas;

THENCE North 45°14’44” West, with the southwest line of said Tarrant FW Properties, L.L.C. tract, a distance of 377.79 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 45°14’44” West, continuing with the southwest line of said Tarrant FW Properties, L.L.C. tract, a distance of 0.92 feet to a 5/8” iron rod with “KHA” cap set for corner

THENCE departing said south line, North 31°31’56” East, a distance of 205.77 feet to the POINT OF BEGINNING;

(Exhibit A - Page 44 of 119)

EXHIBIT “A”

THENCE North 40°36’43” West, a distance of 175.63 feet to a point for corner at the beginning of a tangent curve to the left with a radius of 30.00 feet, a central angle of 108°15’52”, and a chord bearing and distance of South 85°15’21” West, 48.62 feet;

THENCE in a southwesterly direction, with said curve, an arc distance of 56.69 feet to a point for corner in the southeast right-of-way line of S.W. Wilshire Boulevard (a 160-foot wide public right-of-way, State Highway 174);

THENCE with said southeast right-of-way line, North 31°07’24” East, a distance of 94.77 feet to a point for corner at the beginning of a tangent curve to the left with a radius of 30.00 feet, a central angle of 71°44’08”, and a chord bearing and distance of South 04°44’39” East, 35.15 feet;

THENCE in a southeasterly direction departing said southeast right-of-way line, with said curve, an arc distance of 37.56 feet to a point for corner;

THENCE South 40°36’43” East, a distance of 195.67 feet to a point for corner;

THENCE South 31°31’56” West, a distance of 31.52 feet to the POINT OF BEGINNING and containing 0.161 acres or 6,999 square feet of land.

SITE 48: (INTENTIONALLY DELETED)

SITE 49:

BEING a tract of land situated in the H. D. Thompson Survey, Abstract Number 1507, Tarrant County, Texas, and being a portion of Lot 36 and Lot 37, H. D. Thompson Addition, an addition to the City of Arlington, Texas, recorded in Cabinet A, Slide 6239, Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being a portion of a tract of land conveyed to Chesapeake Land Company, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D207454291 and a portion of a called 1.707 acre tract of land conveyed to Fort Worth Land, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208021742, both of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch iron rod found for the southwest corner of said Lot 36, same being on the east line of Champlin West Addition, an addition to the City of Arlington, Texas, recorded in Volume 388-52, Page 71, P.R.T.C.T., said iron rod also being on the north right of way line of West Division Street (a called 110’ wide right of way);

THENCE North 00°00’25” East, departing the north right of way line of said West Division Street, along the west line of said Lot 36 and along the east line of said Champlin West Addition, a distance of 336.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 89°20’55” East, departing the west line of said Lot 36 and the east line of said Champlin West Addition, passing the common line of said Lots 36 and 37, continuing for a total distance of 245.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 00°00’25” West, a distance of 336.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the south line of said Lot 37, same being the north right of way line of aforesaid West Division Street;

THENCE South 89°20’55” West, along the north right of way line of said West Division Street, along the south line of said Lot 37, passing a 5/8 inch found iron rod with yellow cap “KSC” for the south common corner of said Lots 37 and 36, at a distance of 44.98 feet, continuing along the south line of said Lot 36, for a total distance of 245.00 feet to the POINT OF BEGINNING and containing 1.890 acres (82,320 square feet) of land, more or less.

SITE 50:

(Exhibit A - Page 45 of 119)

EXHIBIT “A”

TRACT 1 (Fee Simple)

BEING a tract of land out of the Nathan McDow Survey Abstract No. 597, City of Cleburne, Johnson County, Texas, being all of Lot 2R, Block 1, Ensign-Bickford Addition, an addition to the City of Cleburne, Texas according to the plat recorded in Slide D, Volume 10, Page 162, Plat Records of Johnson County, Texas and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found for the southwest corner of said Lot 2R;

THENCE with the west line of said Lot 2R, Block 1, North 01°38’11” East, a distance of 227.49 feet to a 5/8” iron rod with “KHA” cap set for the northwest corner of said Lot 2R;

THENCE departing said west line and continuing along the west line of said Lot 2R, Block 1, North 30°47’06” East, a distance of 211.00 feet to a 5/8” iron rod with “KHA” cap set for the north corner of said Lot 2R;

THENCE with the northeast line of said Lot 2R, South 54°15’51” East, a distance of 448.00 feet to a 5/8” iron rod with “KHA” cap set for the east corner of said Lot 2R;

THENCE with the southeast line of said Lot 2R, South 50°50’09” West, a distance of 245.79 feet to a 5/8” iron rod with “KHA” cap set for the southeast corner of said Lot 2R;

THENCE with the south line of said Lot 2R, North 88°21’49” West, a distance of 287.68 feet to the POINT OF BEGINNING and containing 2.849 acres or 124,077 square feet of land.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 3, 2010 and recorded in/under Document No. 201000003433, Real Property Records of Johnson County, Texas, over and across the following described property to-wit:

BEING a tract of land out of the Nathan McDow Survey Abstract No. 597, City of Cleburne, Johnson County, Texas, being all of a 30’ wide Access Easement as situated in Lot 1R, Block 1, Ensign-Bickford Addition, an addition to the City of Cleburne, Texas according to the plat recorded in Slide D, Volume 10, Page 162, Plat Records of Johnson County, Texas and being more particularly described as follows:

BEGINNING at a point in the south right-of-way line of County Road No. 901 (Vaughn Road, a variable width right-of-way); from said point a 1/2” iron rod with cap found bears North 82°09’59” West, a distance of 241.74 feet;

THENCE with said south right-of-way line, South 82°09’59” East, a distance of 30.00 feet to a point for corner;

THENCE departing said south right-of-way line, South 07°50’01” West, a distance of 33.56 feet to a point for corner;

THENCE South 00°02’42” West, a distance of 298.38 feet to the beginning of a tangent curve to the right with a radius of 175.00 feet, a central angle of 67°39’33”, and a chord bearing and distance of South 33°52’29” West, 194.85 feet;

THENCE in a southwesterly direction, with said curve, an arc distance of 206.65 feet to a point for corner;

THENCE South 67°42’15” West, a distance of 22.38 feet to a point for corner;

THENCE North 54°15’51” West, a distance of 35.36 feet to a point for corner;

THENCE North 67°42’15” East, a distance of 41.11 feet to a the beginning of a tangent curve to the left

(Exhibit A - Page 46 of 119)

EXHIBIT “A”

with a radius of 145.00 feet, a central angle of 67°39’33”, and a chord bearing and distance of North 33°52’29” East, 161.45 feet;

THENCE in a northeasterly direction, with said curve, an arc distance of 171.23 feet to a point for corner;

THENCE North 00°02’42” East, a distance of 300.42 feet to a point for corner;

THENCE North 07°50’01” East, a distance of 35.60 feet to the POINT OF BEGINNING and containing 0.382 acres or 16,640 square feet of land.

SITE 51:
TRACT 1 (Fee Simple)

BEING a tract of land situated in the M. Brinson Survey, Abstract Number 153, located in Tarrant County, Texas, being portion of a 2.53 acre tract of land described in Special Warranty Deed to Chesapeake Land Company, LLC, recorded in County Clerk’s Document Number D208003804, Deed Records Tarrant County, Texas, (D.R.T.C.T.), and also being a portion of a 2.5957 acre tract of land described in Special Warranty Deed to CHK Louisiana, LLC, recorded in County Clerk’s Document Number D208456748, Deed Records Tarrant County, Texas, (D.R.T.C.T.), said tract tract being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found in the north right-of-way line of T & P Railroad (150 foot right-of-way) for the southeast corner of said Chesapeake tract and the southwest corner of a tract of land described in Warranty Deed to Don Albanesi recorded in Volume 9986, Page 2220, D.R.T.C.T.;

THENCE South 83° 41’ 32” West, along said north right-of-way line and along said south line of said Chesapeake tract, passing at a distance of 187.45 feet, the south common corner of said Chesapeake tract and sais CHK Louisiana tract, continuing along the south line of said CHK Louisiana for a total distance of 236.91 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE North 00° 14’ 00” East, leaving said north right-of-way line and the south of said CHK Louisiana tract, a distance of 334.50 feet to an “X” cut set for corner;

THENCE South 89° 46’ 00” East, a distance of 235.37 feet to a 5/8-inch iron rod with cap stamped “KHA” set in the east line of said Chesapeake tract;

THENCE South 00° 14’ 00” West, along said east line, a distance of 307.52 feet to the POINT OF BEGINNING and containing 1.735 acres (75,555 square feet) of land, more or less;

TRACT 2 (ACCESS EASEMENT)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038234, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the M. Brinson Survey, Abstract Number 153, located in Tarrant County, Texas, being a portion of a 2.53 acre tract of land described in Special Warranty Deed to Chesapeake Land Company, LLC, recorded in County Clerk’s Document Number D208003804, Deed Records Tarrant County, Texas, (D.R.T.C.T.), said tract being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod with yellow cap found in the south right-of-way line of West Division Street (80 foot right-of-way) for the northeast corner of said Chesapeake tract and the northwest corner of a tract of land described in Warranty Deed to Tommy and Barbara Orr recorded in Volume 10439, Page 710, D.R.T.C.T.;

THENCE South 00° 50’ 00” West, leaving said south right-of-way line and along the east line of said Chesapeake tract, a distance of 262.43 feet to a point for corner;

(Exhibit A - Page 47 of 119)

EXHIBIT “A”

THENCE North 89° 46’ 00” West, leaving the east line of said Chesapeake tract, a distance of 30.00 feet to a point for corner;

THENCE North 00° 50’ 00” East, a distance of 263.08 feet to a point in the south right-of-way line of said West Division Street and the north line of said Chesapeake tract;

THENCE South 88° 31’ 22” East, along the south right-of-way line of said West Division Street and the north line of said Chesapeake tract, a distance of 30.00 feet to the POINT OF BEGINNING and containing 0.181 acre (7,883 square feet) of land, more or less;

SITE 52:
TRACT 1 (Fee Simple)

BEING a tract of land situated in the H. G. Catlett Survey No. 16, A-178, City of Burleson, Johnson County, Texas, and being a part of a called 18.90 acres of land described in Special Warranty Deed to Chesapeake Land Company, L.L.C., as recorded in Volume 4264, Page 648, of the Deed Records of Johnson County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at a concrete monument (leaning) found for the most easterly, northeast corner of said 18.90 acre tract, same being the east corner of a visibility clip at the intersection of the south line of a Public Access Easement, Utility Easement & Drainage Easement, known as Mockingbird, as recorded in Volume 8, Page 678, Plat Records, Johnson County, Texas and the northwesterly right-of-way line of State Highway 174 (Wilshire Boulevard, a variable width public right of way);

THENCE South 34°43’47” West, along the southeasterly line of said 18.90 acre tract and the northwesterly right of way line of said State Highway No. 174, a distance of 425.90 feet to a concrete monument found for a corner at the beginning of a curve to the left, having a central angle of 03°15’04”, a radius of 5809.65 feet and a chord bearing and distance of South 33°06’15” West, 329.61 feet;

THENCE along said curve to the left and also along the northwesterly right of way line of said State Highway No. 174, an arc length of 329.66 feet;

THENCE North 56°16’41” West, departing the northwest right-of-way line of said State Highway 174, a distance of 60.07 feet to a 5/8” iron rod with cap stamped “KHA” set for corner, same being the POINT OF BEGINNING;

THENCE South 33°43’19” West, a distance of 385.00 feet to a 5/8” iron rod with cap stamped “KHA” set for corner;

THENCE North 56°16’41” West, a distance of 250.00 feet to a 5/8” iron rod with cap stamped “KHA” set for corner;

THENCE North 33°43’19” East, a distance of 385.00 feet to a 5/8” iron rod with cap stamped “KHA” set for corner;

THENCE South 56°16’41” East, a distance of 250.00 feet to the POINT OF BEGINNING and containing 2.210 acres (96,250 square feet) of land, more or less.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 3, 2010 and recorded in/under Document No. 201000003434, Real Property Records of Johnson County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the H. G. Catlett Survey No. 16, A-178, City of Burleson, Johnson County, Texas, and being a part of a called 18.90 acres of land described in Special Warranty

(Exhibit A - Page 48 of 119)

EXHIBIT “A”

Deed to Chesapeake Land Company, L.L.C., as recorded in Volume 4264, Page 648, of the Deed Records of Johnson County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at a concrete monument (leaning) found for the most easterly, northeast corner of said 18.90 acre tract, same being the east corner of a visibility clip at the intersection of the south line of a Public Access Easement, Utility Easement & Drainage Easement, known as Mockingbird, as recorded in Volume 8, Page 678, Plat Records, Johnson County, Texas and the northwesterly right-of-way line of State Highway 174 (Wilshire Boulevard, a variable width public right of way);

THENCE South 34°43’47” West, along the southeasterly line of said 18.90 acre tract and the northwesterly right of way line of said State Highway No. 174, a distance of 232.55 feet, same being the POINT OF BEGINNING;

THENCE South 34°43’47” West, continuing along the southeasterly line of said 18.90 acre tract and the northwesterly right of way line of said State Highway No. 174, a distance of 30.00 feet to a point;

THENCE North 55°16’13” West, departing said northwesterly right of way line, a distance of 142.04 feet to a point at the beginning of a curve to the left, through a central angle of 91°00’28”, a radius of 135.00 feet and a chord bearing and distance of South 79°13’33” West, 192.59 feet;

THENCE along said curve to the left, an arc length of 214.43 feet to a point;

THENCE South 33°43’19” West, a distance of 360.44 feet to a point;

THENCE North 56°16’41” West, a distance of 30.00 feet to a point;

THENCE North 33°43’19” East, a distance of 360.44 feet to a point at the beginning of a curve to the right, having a central angle of 91°00’28”, a radius of 165.00 feet and a chord bearing and distance of North 79°13’33” East, 235.39 feet;

THENCE along said curve to the right, an arc length of 262.08 feet to a point;

THENCE South 55°16’13” East, a distance of 142.04 feet to the POINT OF BEGINNING and containing 0.510 acres (22,222 square feet) of land, more or less.

SITE 53:

BEING a tract of land situated in the J. Balch Survey Abstract No. 82, in the City of Fort Worth, Tarrant County, Texas, and being a portion of a tract of land conveyed to Chesapeake Land Development Company, L.L.C., as evidenced by a Correction General Warranty Deed recorded in Instrument No. D209086194 the Deed Records of Tarrant County, Texas (D.R.T.C.T.), same being all of Lot 1R1 of Holman Subdivision, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Cabinet A, Slide 8951 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being more particularly described as follows:

BEGINNING at an “X” cut set for the southwest corner of said Lot 1R1, same being the intersection of the east right-of-way line of Stark Street (a called 50’ wide right-of-way) with the north right-of-way line of Craig Street (a called 60’ wide right-of-way), from said corner, a found 1/2-inch iron rod bears North 76°03’54” East, 3.47 feet and a found aluminum disk bears North 60°58’27” West, 1.62 feet;

THENCE NORTH, along the common line of said Lot 1R1 and Stark Street, a distance of 363.36 feet to a 1/2-inch iron rod with cap found for the northwest corner of said Lot 1R1, said point being on the south line of Lot 4-R of McElyea Subdivision, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Volume 388-71, Page 496, P.R.T.C.T.;

THENCE North 89°35’55” East, departing the east right-of-way line of said Stark Street, along the

(Exhibit A - Page 49 of 119)

EXHIBIT “A”

common line of said Lots 1R1 and 4-R, a distance of 145.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE SOUTH, continuing along the common line of said Lots 1R1 and 4-R, a distance of 44.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE North 89°35’55” East, continuing along the common line of said Lots 1R1 and 4-R, at a distance of a called 98.00 feet, passing the southwest corner of Lot 3 of the R. G. McElyea Subdivision, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Volume 388-D, Page 309, P.R.T.C.T., continuing along the common line of said Lots 1R1 and 3 for a total distance of 140.60 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the north common corner of said Lot 1R1 and Lot 2R of said Holman Subdivision;

THENCE SOUTH, departing the common line of said Lots 1R1 and 3, along the common line of said Lots 1R1 and 2R, a distance of 320.53 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the south common corner of said Lot 1R1 and Lot 2R of said Holman Subdivision, same being on the north right-of-way line of aforesaid Craig Street;

THENCE South 89°50’00” West, along the south line of said Lot 1R1 and the north right-of-way line of said Craig Street, a distance of 285.59 feet to the POINT OF BEGINNING and containing 2.244 acres (97,754 square feet) of land, more or less.

SITE 54:
TRACT 1 (Fee Simple)

BEING a tract of land situated in the Heirs of Hays Covington Survey, Abstract No. 256, City of Fort Worth, Tarrant County, Texas, and being all of Lots 5, 6, 7 and 8, Block 9 of Bankhead Estates, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Volume 388-A, Page 121 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), same being a portion of a tract of land conveyed to Tarrant FW Properties, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208011085 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod found for the northeast corner of said Lot 8, Block 9, same being the northwest corner of Lot 9-R, Block 9 of Bankhead Estates, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Cabinet B, Slide 1374, P.R.T.C.T., said iron rod also being on the south right of way line of Albert Avenue (a called 50’ wide public right of way);

THENCE South 00°01’28” East, departing the south right of way line of said Albert Avenue, along the east line of said Lot 8, Block 9, the west line of said Lot 9-R, Block 9 and the west line of Lot 10-R, Block 9 as depicted in said Cabinet B, Slide 1374, a distance of 379.76 feet to a 5/8-inch iron rod found for the southeast corner of said Lot 8 and the southwest corner of said Lot 10-R, same being the north common corner of Lots 16 and 17, Block 9 as depicted in said Volume 388-A, Page 121;

THENCE West, along the south line of aforesaid Lots 8, 7, 6, and 5, Block 9, the north line of Lots 17, 18 and 19, Block 9, as depicted in said Volume 388-A, Page 121 and the north line of Lot 19-R, Block 9 of Bankhead Estates, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Cabinet A, Slide 4207, P.R.T.C.T. a distance of 448.00 feet to a 5/8-inch “KHA” capped iron rod set for the south common corner of said Lot 5 and Lot 4 in said Block 9;

THENCE North 00°01’28” West, departing the north line of said Lot 19-R and along the common line of said Lots 4 and 5, a distance of 380.69 feet to a 5/8-inch “KHA” capped iron rod set for the north common corner of said Lots 4 and 5, same being on the south right of way line of aforesaid Albert Avenue;

THENCE South 89°52’52” East, along the south right of way line of said Albert Avenue and the north line of aforesaid Lots 5, 6, 7 and 8, Block 9, a distance of 448.00 feet to the POINT OF BEGINNING and containing 3.910 acres (170,340 square feet) of land, more or less.

(Exhibit A - Page 50 of 119)

EXHIBIT “A”

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210025984, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the Heirs of Hays Covington Survey, Abstract No. 256, City of Fort Worth, Tarrant County, Texas, and being a portion of Lots 1, 2, 3 and 4, Block 9 of Bankhead Estates, an Addition to the City of Fort Worth, Texas, according to the Map or Plat thereof recorded in Volume 388-A, Page 121 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), same being a portion of a tract of land conveyed to Tarrant FW Properties, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208011085 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 60d nail found for the northwest corner of said said Lot 1 and the northwest corner of said Tarrant FW Properties, L.L.C., tract, said nail also being the intersection of Williams Road (a variable width public right of way) with the south right of way line of Albert Avenue (a called 50’ wide public right of way);

THENCE South 89°52’52” East, departing the east right of way line of said Williams Road, along the north line of said Lots 1, 2, 3 and 4 and the south right of way line of said Albert Avenue, a distance of 463.91 feet to a 5/8-inch “KHA” capped iron rod set for the north common corner of said Lot 4 and Lot 5 in said Block 9;

THENCE South 00°01’28” East, departing the south right of way line of said Albert Avenue and along the common line of said Lots 4 and 5, a distance of 30.00 feet to a corner;

THENCE North 89°52’52” West, along a line that is 30’ south of and parallel with the north line of said Lots 1, 2, 3 and 4 and the south right of way line of said Albert Avenue, a distance of 472.81 feet to a corner on the west line of said Lot 1 and the east right of way line of aforesaid Williams Road;

THENCE North 16°30’52” East, along the west line of said Lot 1 and the east line of said Williams Road, a distance of 31.27 feet to the POINT OF BEGINNING and containing 0.323 of an acre (14,051 square feet) of land, more or less.

SITE 55:

BEING a tract of land situated in the J.F. Redding Survey, Abstract Number 1302, located in Tarrant County, Texas, and being a portion of 9.811 acres tract of land described in Special Warranty Deed to KHC Land Investments, L.L.C., recorded under instrument no. D208014151 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8-inch found iron rod for the southeast corner of 0.9181 acre tract of land described in Special Warranty Deed to KHC Land Investments, L.L.C., recorded under Instrument Number D208014155 of the Deed Records of Tarrant County, Texas and being at the intersectioin of the north right-of-way line of Randol Mill Road (120 feet wide) with the westerly line of Handley-Ederville Road (a variable width right-of-way);

THENCE South 73°28’08” West, with the north right-of-way line of Randol Mill Road as described in deed to the City of Fort Worth, recorded in Volume 9248, Page 2335 of the Deed Records of Tarrant County, Texas and the southerly line of the 0.9181 acre tract and the 9.811 acre tract, passing at a distance of 235.24 feet a 5/8-inch iron rod found with a cap stamped “ANA” for the southerly common corner of the said 0.9181 acre and 9.811 acre tracts, in all a total distance of 330.35 feet to a 5/8-inch iron rod set with a cap stamped “KHA” for the POINT OF BEGINNING;

(Exhibit A - Page 51 of 119)

EXHIBIT “A”

THENCE continuing with the said north right-of-way line of Randoll Mill Road, South 73°28’08” West, a distance of 372.00 feet to a 5/8-inch iron rod set with cap stamped “KHA” for corner;

THENCE leaving the said north right-of-way line, North 15°39’31” West, a distance of 198.20 feet to a 5/8-inch iron rod set with cap stamped “KHA” for corner on the south line of a 50 feet wide Sanitary Sewer Easement to the City of Fort Worth as depicted on Fort Worth Sewer Map No. 2084-404;

THENCE North 71°28’43” East, along the south line of said Sanitary Sewer Easement, a distance of 369.20 feet to 5/8-inch iron rod set with cap stamped “KHA” for corner;

THENCE South 16°31’52” East, a distance of 210.99 feet to the POINT OF BEGINNING and containing 1.740 acres, or 75,787 square feet of land, more or less.

SITE 56:

BEING a tract of land situated in the H. G, Catlett Survey, Abstract Number 181, Johnson County, Texas, and being a portion a called 9.496 acre tract of land described in the Deed to North Texas Acquisition, L.L.C., executed January 15, 2008, recorded in Volume 4272, Page 658, Deed Records of Johnson County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch found iron rod with yellow cap stamped “Dunaway Assoc., L.P., for the west corner of said “Tract One”, being in the northeasterly right-of-way line of said N. W. John Jones Drive, from which, an “X” cut in concrete found for the south corner of said “Tract Two”, bears South 45°19’41” East, a distance of 579.78 feet;

THENCE, North 45°21’59” West, with the northeasterly right-of-way line of said N. W. John Jones Drive, a distance of 80.00 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for the POINT OF BEGINNING;

THENCE, North 45°21’59” West, continuing with the northeasterly right-of-way line of said N. W. John Jones Drive, a distance of 377.00 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, North 44°38’12” East, leaving the northeasterly right-of-way line of said N. W. John Jones Drive, a distance of 300.00 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, South 45°21’59” East, a distance of 377.00 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for corner;

THENCE, South 44°38’12” West, a distance of 300.00 feet to the POINT OF BEGINNING and containing 2.596 acres (113,100 square feet) of land, more or less.

SITE 57:
TRACT 1 (Fee Simple)

BEING a tract of land in the W. W Wilburn Survey, Abstract No. 1639, City of Benbrook, Tarrant County, Texas, being part of a called 20.053 acre tract of land as described in deed to Tarrant FW Properties, L.L.C., recorded in County Clerk’s File No. D208017602 Deed Records of Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a 1/2” iron rod found in the south right-of-way line Farm To Market Highway No. 2871 (a 160 foot wide right-of-way) said point being the northeast corner of Lot 5, Block 1 of Whitestone Ranch Phase I, an addition to the city of Benbrook as recorded in Cabinet A, Page 6732 Plat Records Of Tarrant County, Texas;

THENCE with said south right-of-way line, South 28°11’28” East, at a distance of 252.21 feet to a 5/8” iron rod with “KHA” cap set for corner and the POINT OF BEGINNING;

THENCE continuing with said south right-of-way line, South 28°11’28” East, at a distance of 365.83 feet to a 5/8” iron rod with “KHA” cap set for corner

(Exhibit A - Page 52 of 119)

EXHIBIT “A”

THENCE South 53°57’09” West, leaving said south right-of-way line and across said 20.053 acre tract, a distance of 350.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 29°46’00” West, a distance of 414.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 61°50’09” East, a distance of 358.10 feet to the POINT OF BEGINNING and containing 3.157 acres or 137,519 square feet of land.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210025985, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land in the W. W Wilburn Survey, Abstract No. 1639, City of Benbrook, Tarrant County, Texas, being part of a called 20.053 acre tract of land as described in deed to Tarrant FW Properties, L.L.C., recorded in County Clerk’s File No. D208017602 Deed Records of Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a 1/2” iron rod found in the south right-of-way line Farm To Market Highway No. 2871 (a 160 foot wide right-of-way) said point being the northeast corner of Lot 5, Block 1 of Whitestone Ranch Phase I, an addition to the city of Benbrook as recorded in Cabinet A, Page 6732 Plat Records Of Tarrant County, Texas;

THENCE with said south right-of-way line, South 28°11’28” East, at a distance of 112.67 feet to the POINT OF BEGINNING;

THENCE South 28°11’28” East, continuing with said south right-of-way line, a distance of 30.13 feet to the point of curvature of a curve to the left, said curve being non-tangent at this point;

THENCE in a southerly direction, leaving said south right-of-way line and along the arc of said curve to the left, through a central angle of 50°27’13”, having a radius of 285.00 feet, a chord bearing of South 42°16’13” West, a chord distance of 242.94 feet and an arc length of 250.97 feet to the point of tangency of said curve;

THENCE South 17°02’36” West, a distance of 39.87 feet to a point for corner;

THENCE South 61°50’09” West, a distance of 42.58 feet to a point for corner;

THENCE North 17°02’36” East, a distance of 70.09 feet to the point of curvature of a curve to the right;

THENCE in a northerly direction, along the arc of said curve to the right, through a central angle of 49°54’37”, having a radius of 315.00 feet, a chord bearing of North 41°59’55” East, a chord distance of 265.80 and an arc length of 274.40 feet to the POINT OF BEGINNING and containing 0.219 of an acre (9,530 square feet) of land, more or less.

SITE 58:
TRACT 1 (Fee Simple)

BEING a tract of land located in the J. O’Daniel Survey, Abstract No. 1186, in the City of Arlington, Tarrant County, Texas, being all of a called 4.631 acre tract of land conveyed to Chesapeake Exploration, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208443823, Deed Records, Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNINING at a 5/8 inch capped iron rod found stamped “Mycoskie McInnis” for the northeast corner

(Exhibit A - Page 53 of 119)

EXHIBIT “A”

of said 4.631 acre tract, same being on the west line of a called 54.25 acre tract of land conveyed to Peyco Family, Ltd., as evidenced in a Deed recorded in Volume 10897, Page 2138, D.R.T.C.T.;

THENCE South 00°25’51” East, along the east line of said 4.631 acre tract and the west line of said 54.25 acre tract, a distance of 390.00 feet to a 5/8 inch capped iron rod found stamped “Mycoskie McInnis” for the southeast corner of said 4.631 acre tract;

THENCE South 89°37’05” West, along the south line of said 4.631 acre tract, a distance of 517.45 feet to a 5/8 inch capped iron rod found stamped “Mycoskie McInnis” for the southwest corner of said 4.631 acre tract;

THENCE North 00°22’55” West, along the west line of said 4.631 acre tract, a distance of 390.00 feet to a 5/8 inch capped iron rod found stamped “Mycoskie McInnis” for the northwest corner of said 4.631 acre tract;

THENCE North 89°37’05” East, along the north line of said 4.631 acre tract, a distance of 517.12 feet to the POINT OF BEGINNING and containing 4.631 acres (201,742 square feet) of land, more or less.

TRACT 2 (Access Easement)

Access Easement Agreement as set forth in instrument recorded under Instrument No. D208443825, Official Public Records, Tarrant County, Texas; partially assigned in Partial Assignment of Access Easement Agreement by and between Chesapeake Land Development company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record on February 4, 2010 and recorded in Document No. D210026010, Official Public Records of Tarrant County, Texas over and across the following described property to-wit:

BEING a 0.845 acre tract of land located in the J. O’Daniel Survey, Abstract No. 1186, in the City of Arlington, Tarrant County, Texas, being a portion of a called 54.0017 acre tract of land as described in the Warranty Deed with Vendor’s Lien to I-20, a joint venture, filed for record in Volume 5073, Page 400, Deed Records, Tarrant County, Texas, said 0.845 acre tract of land being more particularly described by metes and bounds as follows:

COMMENCING at a ½ inch capped iron rod found stamped “RPLS 4838” for the northwest corner of the remainder portion of said called 54.0017 acre tract of land, same being the southeast corner of Lot 1, Block 1, Uzziel Addition, Section One, an addition to the City of Arlington, Tarrant County, Texas, according to the plat recorded in Cabinet A, Slide 5292, Plat Records, Tarrant County, Texas, and being on the south right-of-way line of Bardin Road, a 120’ right of way;

THENCE North 89 degrees 31 minutes 19 seconds East, along said south right-of-way line, a distance of 15.00 feet, to the POINT OF BEGINNING.

THENCE North 89 degrees 31 minutes 19 seconds East, continuing along said south right-of-way line, a distance of 30.00 feet, to a point for corner;

THENCE over and across said called 34.0017 acre tract of land the following calls:

South 00 degrees 30 minutes 27 seconds East, along a line 45.00 feet from and parallel with the west line of said called 54.0017 acre tract of land, a distance of 383.18 feet, to a point for corner;

South 00 degrees 24 minutes 40 seconds East, continuing along a line 45.00 feet form and parallel with the west line of said called 54.0017 acre tract of land, a distance of 804.65 feet, to a point for corner;

South 45 degrees 24 minutes 16 seconds East, a distance of 54.86 feet, to a point for corner, being the southeast corner of the herein described easement tract;

(Exhibit A - Page 54 of 119)

EXHIBIT “A”

South 89 degrees 37 minutes 05 seconds West, a distance of 42.44 feet, to a point for corner, from which a ½ inch pipe found (controlling monument) for the northeast corner of a called 90.564 acre tract of land as described in the Special Warranty Deed to Arlington Commerce Center, L.P., filed for record in Volume 14868, Page 150, of said Deed Records, bears North 03 degrees 13 minutes 03 seconds West, a distance of 844.40 feet;

North 45 degrees 24 minutes 16 seconds West, a distance of 37.26 feet, to a point for corner;

North 00 degrees 24 minutes 40 seconds West, along a line 15.00 feet from and parallel with the west line of said called 54.0017 acre tract of land, a distance of 817.05 feet to a point for corner;

North 00 degrees 30 minutes 27 seconds West, continuing along a line 15.00 feet from and parallel with the west line of said called 54.0017 acre tract of land, a distance of 383.17 feet to the POINT OF BEGINNING and containing 0.854 acres (37,203 square feet) of land, more or less.

SITE 59:
TRACT 1 (Fee Simple)

BEING a tract of land situated in the J.W. Gorbett Survey, Abstract No. 608 in the City of Crowley, Tarrant County, Texas, and being a portion of a 5.000 acre tract conveyed to Chesapeake Exploration, LLC, as recorded under Document No. D207309747, Deed Records, Tarrant County, Texas, said tract being more fully described as follows:

BEGINNING at a 1/2-inch iron rod found for the north corner of said 5.000 acre tract, same being on the easterly right-of-way line of G.C. & S.F. Railroad (100 foot right-of-way);

THENCE South 37° 30’ 54” East, leaving said right-of-way line and along the northeast line of said 5.000 acre tract, a distance of 581.68 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the east corner of said 5.000 acre tract, same being on the northwesterly right-of-way line of Farm Road No. 731 (a variable width public right-of-way), recorded in Volume 4199, Page 164, Deed Records, Tarrant County, Texas;

THENCE South 45° 27’ 58” West, along northwesterly right-of-way line of said Farm Road No. 731and the southeast line of said 5.000 acre tract, a distance of 173.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE North 44°40’ 06” West, leaving northwesterly right-of-way line of said Farm Road No. 731 and the southeast line of said 5.000 acre tract, a distance of 405.97 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner on the westerly line of said 5.000 acre tract, same being on the easterly right-of-way line of aforesaid G.C. & S.F. Railroad right-of-way;

THENCE North 10° 30’ 04” East, along the westerly line of said 5.000 acre tract and the easterly line of said G.C. & S.F. Railroad right-of-way, a distance of 299.00 feet to the POINT OF BEGINNING and containing 2.290 acres (99,757 square feet) of land, more or less;

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038235, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the J.W. Gorbett Survey, Abstract No. 608 in the City of Crowley, Tarrant County, Texas, and being a portion of a 5.000 acre tract conveyed to Chesapeake Exploration, LLC, as recorded under Document No. D207309747, Deed Records, Tarrant County, Texas, said tract being more fully described as follows:

BEGINNING at the south corner of said 5.000 acre tract, same being the intersection of the northwesterly

(Exhibit A - Page 55 of 119)

EXHIBIT “A”

right-of-way line of Farm Road No. 731 (a variable width public right-of-way), recorded in Volume 4199, Page 164, Deed Records, Tarrant County, Texas with the easterly right-of-way line of G.C. & S.F. Railroad (100 foot right-of-way);

THENCE North 10° 30’ 04” East, along the westerly line of said 5.00 acre tract and the easterly line of said G.C. & S.F. Railroad right-of-way, a distance of 708.41 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE South 44° 40’ 06” East, leaving the the westerly line of said 5.00 acre tract and the easterly line of said G.C. & S.F. Railroad right-of-way, a distance of 36.55 feet to a point for corner;

THENCE South 10° 30’ 04” West, a distance of 644.63 feet to a point for corner on the southeast line of said 5.000 acre tract and the northwesterly right-of-way line of aforesaid Farm Road No. 731;

THENCE South 45° 27’ 58” West, along the west line of said 5.00 acre tract and the northwesterly right-of-way line of said Farm Road No. 731, a distance of 52.35 feet to the POINT OF BEGINNING and containing 0.466 acre (20,296 square feet) of land, more or less.

SITE 60:

BEING a tract of land situated in the James W. Williams Survey, Abstract No. 1599, City of Fort Worth, Tarrant County, Texas and being a portion of Lot 17, Block 45, Candleridge Addition, an Addition to the City of Fort Worth, Texas, according to the plat thereof recorded in Volume 388-135, Page 96, Plat Records of Tarrant County, Texas (P.R.T.C.T.), same being a portion of a called 10.407 acre tract, conveyed to Chesapeake Exploration, L.L.C., as evidenced in a Deed recorded in County Clerk’s Instrument No. D208079920, of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch iron rod found for the southwest corner of said 10.407 acre tract, same being the east corner of Lot 16, Block 45 of Blocks 38-49, Candleridge, an Addition to the City of Fort Worth, Texas, according to the Plat thereof recorded in Volume 388-102, Page 6, P.R.T.C.T., same also being on the northwest right of way line of Cleburne Road (a called 60’ wide rigth of way), from said found 1/2-inch iron rod, a found 3/4-inch iron rod bears South 03°04’54” East, 1.22 feet;

THENCE North 34°17’09” West, departing the northwest right of way line of said Cleburne Road, along the west line of said 10.407 acre tract and along the easterly line of said Block 45, a distance of 920.23 feet to a 1/2-inch iron rod found for a west corner of said 10.407 acre tract, same being the northeast corner of Lot 2 of said Block 45, from said iron rod, a found 5/8-inch iron rod bears South 15°58’11” West, 1.25 feet;

THENCE North 19°17’16” East. continuing along the westerly line of said 10.407 acre tract and the easterly line of said Block 45, a distance of 48.25 feet to a 1/2-inch iron rod found for the northwest corner of said 10.407 acre tract, same being on the southerly line of Wedgewood Addition, an Addition to the City of Fort Worth, Texas, according to the Plat thereof recorded in Volume 388-65, Page 43, P.R.T.C.T., from said iron rod, a found 1/2-inch iron rod bears South 15°05’31” West, 1.19 feet;

THENCE in an easterly direction, along the northerly line of said 10.407 acre tract and the southerly line of said Wedgewood Addition, the following:

South 70°42’44” East, a distance of 272.60 feet to a 1/2-inch iron rod found for the point of curvature of a curve to the left;

Along the arc of said curve to the left, through a central angle of 27°38’01”, having a radius of 785.16 feet, a chord bearing of South 84°28’44” East, a chord distance of 375.02 feet and an arc length of 378.68 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 26°24’44” East, departing the northerly line of said 10.407 acre tract and the southerly

(Exhibit A - Page 56 of 119)

EXHIBIT “A”

line of said Wedgewood Addition, a distance of 159.20 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 88°47’40” East, a distance of 224.00 feet to a 5/8-inch iron rod found for a corner on the east line of said 10.407 acre tract;

THENCE South 01°12’20” West, along the east line of said 10.407 acre tract, a distance of 288.00 feet to a 3/4-inch iron rod found for the southeast corner of said 10.407 acre tract, same being on the curving northwest right of way line of aforesaid Cleburne Road, said curve being a non-tangent curve to the left;

THENCE in a southwesterly direction, along the southeast line of said 10.407 acre tract and the northwest right of way line of said Cleburne Road, the following:

Along the arc of said curve to the left, through a central angle of 16°29’46”, having a radius of 790.00 feet, a chord bearing of South 63°47’52” West, a chord distance of 226.67 feet and an arc length of 227.45 feet to a 1/2-inch iron rod found for the end of said curve;

South 55°55’06” West, a distance of 257.74 feet to the POINT OF BEGINNING and containing 8.500 acres (370,273 square feet) of land, more or less.

SITE 61:

BEING a tract of land situated in the J. Brannon Survey, Abstract Number 156, located in the City of Grand Prairie, Tarrant County, Texas, being a part of a called 6.553 acre tract of land described in deed to Chesapeake Land Company, LLC, recorded under Instrument Number D208044631 of the Deed Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found in the proposed curving westerly right-of-way line of Lakeridge Parkway (a variable width public right-of-way) for the southeasterly corner of the before mentioned 6.553 acre tract, same being the northeasterly corner of a called 1.346 acre Save & Except tract described in deed to Lake Parks Joe Poole Communities, Ltd., recorded under Instrument Number D207124813 of the Deed Records of Tarrant County, Texas;

THENCE leaving the proposed westerly right-of-way line of Lakeridge Parkway with the common line of the 6.553 acre and the 1.346 acre tracts, North 68°00’55” West, a distance of 360.35 feet to a 5/8-inch iron rod found in the southeasterly line of a 100-foot wide Texas Power & Light Company easement, recorded in Volume 2549, Page 499 of the Deed Records of Tarrant County, Texas, for the southwesterly corner of the 6.553 acre tract, same being the northwesterly corner of the 1.346 acre tract;

THENCE with the southeasterly line of the 100-foot wide Texas Power & Light Company easement and the northwesterly line of the 6.553 acre tract, North 23°59’45” East, a distance of 358.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE leaving the southeasterly line of the 100-foot wide Texas Power & Light Company easement and across the 6.553 acre tract, South 66°35’20” East, a distance of 392.34 feet to a 5/8-inch iron rod with “KHA” cap set for corner on the easterly line of said 6.553 acre tract, same being in the proposed curving westerly right-of-way line of Lakeridge Parkway and the beginning of a non-tangent curve to the left;

THENCE with the easterly line of said 6.553 acre tract and the proposed westerly right-of-way line of Lakeridge Parkway, Southwesterly, with the curve to the left, through a central angle of 16°08’04”, having a radius of 1250.00 feet, and a chord bearing and distance of South 29°15’38” West, 350.84 feet, an arc distance of 352.00 feet to the POINT OF BEGINNING and containing 2.985 acres (130,032 square feet) of land.

SITE 62:

(Exhibit A - Page 57 of 119)

EXHIBIT “A”

BEING a tract of land situated in the W. Gray Survey, Abstract Number 635, in the City of Fort Worth, Tarrant County, Texas, being part of Block 7 of the Fort Worth Stock Yards Company, an addition to the City of Fort Worth, Tarrant County, Texas, thereof recorded in Volume 388-A, Page 111 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), said tract being a portion of that certain tract of land described in Special Warranty Deed to North Texas Acquisition, L.L.C., recorded in County Clerk’s Instrument No. D208054486 of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a found concrete monument with a brass disk stamped “SW COR 7” for the southwest corner of Block 7 of the before mentioned Fort Worth Stock Yards Company and being the intersection of the north right-of-way line of Twenty Ninth Street (called ±58’ wide right-of-way) with the easterly right-of-way line of Commerce Street (called ±58 wide right-of-way);

THENCE North 15°18’52” West, along said easterly right-of-way line and the westerly line of said Block 7, a distance of 674.28 feet to a 5/8-inch set iron rod with a cap stamped “KHA” for corner and being the POINT OF BEGINNING;

THENCE North 15°18’52” West, continuing along said easterly right-of-way line and the westerly line of said Block 7, a distance of 415.00 feet to a 5/8-inch set iron rod with a cap stamped “KHA” for corner;

THENCE North 89°41’08” East, leaving the said easterly right-of-way line, a distance of 207.00 feet to a 5/8-inch set iron rod with a cap stamped “KHA” for corner;

THENCE South 39°46’58” East, a distance of 519.80 feet to a 5/8-inch set iron rod with a cap stamped “KHA” for corner;

THENCE South 89°44’26” West, a distance of 430.00 feet to the POINT OF BEGINNING and containing 2.932 acres (127,694 square feet) of land, more or less.

SITE 63:
TRACT 1 (Fee Simple)

BEING a tract of land situated in the Isabel Flores Survey, Abstract Number 507, in the City of Fort Worth, Tarrant County, Texas, being a part of the called 31.111 tract of land described in Special Warranty Deed to Chesapeake Exploration, L.L.C., recorded under Instrument Number D208051645 of the Official Public Records of Tarrant County, Texas and being more particularly described by metes and bounds as follows:

COMMENCING at a 3/4-inch iron rod found for the southwest corner of said 31.111 acre tract, said iron rod also being on the east right of way line of West Cleburne Road;

THENCE North 00°09’55” East, along the west line of said 31.111 acre tract and the east right of way line of West Cleburne Road, a distance of 314.56 feet to a 5/8-inch “KHA” capped iron rod set for the POINT OF BEGINNING;

THENCE North 00°09’55” West, continuing along the west line of said 31.111 acre tract and the east right of way line of West Cleburne Road, a distance of 375.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 89°53’35” East, departing the west line of said 31.111 acre tract and the east right of way line of West Cleburne Road, a distance of 741.40 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 00°06’25” East, a distance of 375.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

(Exhibit A - Page 58 of 119)

EXHIBIT “A”

THENCE South 89°53’35” West, a distance of 743.18 feet to the POINT OF BEGINNING and containing 6.390 acres (278,358 square feet) of land, more or less.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038236, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the Isabel Flores Survey, Abstract Number 507, in the City of Fort Worth, Tarrant County, Texas, being a part of the called 31.111 tract of land described in Special Warranty Deed to Chesapeake Exploration, L.L.C., recorded under Instrument Number D208051645 of the Official Public Records of Tarrant County, Texas and being more particularly described by metes and bounds as follows:

COMMENCING at a 3/4-inch iron rod found for the southwest corner of said 31.111 acre tract;

THENCE North 00°09’55” East, along the west line of said 31.111 acre tract, a distance of 245.22 feet to the POINT OF BEGINNING;

THENCE North 00°09’55” East, continuing along the west line of said 31.111 acre tract, a distance of 31.75 feet to a corner;

THENCE North 71°04’34” East, departing the west line of said 31.111 acre tract, a distance of 116.58 feet to a corner;

THENCE North 89°53’35” East, a distance of 93.01 feet to a corner;

THENCE South 71°04’34” West, a distance of 215.00 feet to the POINT OF BEGINNING and containing 0.114 of an acre (4,974 square feet) of land, more or less.

SITE 64:

BEING a tract of land out of the Rector Collins Survey Abstract No. 351, City of Fort Worth, Tarrant County, Texas, being all of “Tract Two”, called 2.956 acres, described in Special Warranty Deed to Tarrant FW Properties, L.L.C. recorded in Instrument No. D208056121, Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set for the northeast corner of said Tract Two, same being the northwest corner of Lot 8, Block 19 of North Meadowbrook Estates, an addition to the City of Fort Worth, recorded in Volume 388-194, Page 6, Plat Records of Tarrant County, Texas, said corner also being on the south righ-of-way line of Ederville Road (a 68-foot wide public right-of-way);

THENCE with the east line of said Tract Two and the west line of Block 19 of said North Meadowbrook Estates, South 00°33’33” East, a distance of 422.47 feet to a 1/2” iron rod found for the southeast corner of said Tract Two and the southwest corner of said Block 19, same being on the north line of a tract of land described as “Tract II” in deed to CSCL L.P. recorded in Instrument No. D204311921, Official Public Records of Tarrant County, Texas;

THENCE with the south line of said Tract Two and the north line of said Tract II, South 89°51’37” West, a distance of 312.77 feet to a 1/2” iron rod found for the southwest corner of said Tract Two and the northwest corner of said Tract II, same being on the east line of Block 22 of Town of Ederville, an addition to Tarrant County according to the plat recorded in Volume 388-A, Page 38, Plat Records of Tarrant County, Texas;

THENCE with the west line of said Tract Two and the east line of said Block 22, North 01°02’29” West, a

(Exhibit A - Page 59 of 119)

EXHIBIT “A”

distance of 93.55 feet to a 5/8” iron rod with “KHA” cap set for corner at the southeast corner of the terminus of Eder Street (a 70-foot wide public right-of-way), said point also being the northeast corner of said Block 22;

THENCE continuing with the west line of said Tract Two, along the east righ-of-way line of said Eder Street and the east line of Block 15 of said Town of Ederville, North 00°57’43” West, a distance of 303.37 feet to a 5/8” iron rod with “KHA” cap set for the northwest corner of said Tract Two, same being on the south right-of-way line of aforesaid Ederville Road;

THENCE with the north line of said Tract Two and the south right-of-way line of said Ederville Road, North 85°13’33” East, a distance of 316.54 feet to the POINT OF BEGINNING and containing 2.956 acres or 128,768 square feet of land.

SITE 65:
TRACT 1 (Fee Simple)

BEING a tract of land situated in the W. W. Warnell Survey, Abstract Number 1612, City of Arlington, Tarrant County, Texas, and being a portion of a called 12.949 acre tract of land, conveyed to Tarrant FW Properties, LLC, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D208071426, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2 inch iron rod found for the northeast corner of said 12.949 acre tract, and the northwest corner of Lot 1, Hixson Addition, an addition to the City of Fort Worth, Tarrant County, Texas, according to the plat recorded in Cabinet A, Slide 7738, of the Plat Records of Tarrant County, Texas, said iron rod also being in the south line of that certain “called 1.055 acre tract” of land described in the Warranty Deed to Texas Utilities Electric Company, executed February 7, 1987, recorded in Volume 8903, Page 1601, said Deed Records, from which, a 1/2 inch found iron rod for the northeast corner of said Lot 1 bears North 89°53’41” East, a distance of 210.02 feet;

THENCE, South 00°23’17” East, along the common line of said 12.949 acre tract and said addition, at a distance of 454.97 feet, pass the common west corner of Lot 5, said Hixson Addition and Lot 7, W. W. Warnell Addition, an addition to the City of Fort Worth, Texas, recorded in Volume 388-198, Page 14, said Plat Records, and continuing with the common line of said 12.949 acre tract and said Warnell Addition, in all, a total distance of 495.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for a corner;

THENCE, South 89°57’14” West, departing the east line of said 12.949 acre tract and the west line of said Warnell Addition, a distance of 548.20 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for a corner on the west line of said 12.949 acre tract and the east line of a called 4.96 acre tract, conveyed to John R. Sheffield as evidenced in a Deed recorded in Volume 14556, Page 208,D.R.T.C.T.;

THENCE, North 00°28’15” West, along the west line of said 12.949 acre tract, the east line of said 4.96 acre tract and the east line of that certain tract of land described in the Warranty Deed, to William C. Rayburn, recorded in Volume 6512, Page 392, D.R.T.C.T., passing the common east corner of said Rayburn tract and that certain tract of land described in the Warranty Deed, to William P. Rayburn et ux Charlene S. Rayburn, executed May 5, 1967, recorded in Volume 6512, Page 388, D.R.T.C.T., and continuing for a total distance of 495.00 feet, to a 1/2 inch found iron rod (Controlling Monument) for the northwest corner of said 12.949 acre tract, being the southwest corner of that certain “called 0.932 acre tract” of land described in the Warranty Deed to Texas Utilities Electric Company, executed February 7, 1987, recorded in Volumn 8903, Page 1601, D.R.T.C.T.;

THENCE, North 89°57’14” East, passing the common south corner of said “called 0.932 acre tract” and that certain “called 0.63 acre tract” of land (Volume 8903, Page 1601), and continuing with the common line of said 12.949 acre tract and said “called 0.63 acre” tract, passing the common south corner of said “called 0.63 acre tract” and said “called 1.055 acre tract” of land (Volume 8903, Page 1601), and continuing with the common line of said 12.949 acre tract and said “called 1.055 acre” tract a distance of 548.92 feet to the POINT OF BEGINNING and containing 6.233 acres (271,532 square feet) of land,

(Exhibit A - Page 60 of 119)

EXHIBIT “A”

more or less.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210025986, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the W. W. Warnell Survey, Abstract Number 1612, City of Arlington, Tarrant County, Texas, and being a portion of a called 12.949 acre tract of land, conveyed to Tarrant FW Properties, LLC, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D208071426, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod found for the southwest corner of said 12.949 acre tract, same being on the north right of way line of Harris Road West (County Road 2026), a called variable width right of way;

THENCE North 00°28’15” West, departing the north right of way line of said Harris Road West (County Road 2026) and along the west line of said 12.949 acre tract, a distance of 535.24 feet to a a 5/8 inch set iron rod with cap stamped “KHA” for a corner;

THENCE North 89°57’14” East, departing the west line of said 12.949 acre tract, a distance of 30.00 feet to a corner;

THENCE South 00°28’15” East, along a line that is 30’ east of and parallel with the west line of said 12.949 acre tract, a distance of 475.20 feet to the point of curvature of a curve to the left;

THENCE in a southeasterly direction, along the arc of said curve to the left, through a central angle of 89°49’59”, having a radius of 30.00 feet, a chord bearing of South 45°23’15” East, a chord distance of 42.36 feet and an arc length of 47.04 feet to the point of tangency of said curve;

THENCE North 89°41’46” East, along a line that is 30’ north of and parallel with the south line of said 12.949 acre tract and the north right of way line of aforesaid Harris Road West (County Road 2026), a distance of 94.23 feet to a corner;

THENCE South 00°18’14” East, a distance of 30.00 feet to a corner on the south line of said 12.949 acre tract and the north right of way line of aforesaid Harris Road West (County Road 2026);

THENCE South 89°41’46” West, along the south line of said 12.949 acre tract and the north right of way line of aforesaid Harris Road West (County Road 2026), a distance of 154.06 feet to the POINT OF BEGINNING and containing 0.458 of an acre (19,970 square feet) of land, more or less.

SITE 66:
TRACT 1 (Fee Simple)

BEING a tract of land situated in the Elizabeth Jones Survey, Abstract Number 841, City of Fort worth, Tarrant County, Texas, and part of Lot 30R, Block 9, Hollowbrook Addition, an addition to the City of Fort Worth, Texas, recorded in Cabinet A, Slide 12523, Plat Records of Tarrant County, Texas (P.R.T.C.T.), and part of that certain tract of land described in the Special Warranty Deed to Fort Worth Land, L.L.C., recorded in County Clerk’s Instrument No. D208086631, Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8 inch iron rod found for the southeast corner of said Fort Worth Land, L.L.C., tract, same being in the west line of Lot 5, being the southeast corner of said Lot 30R and the northeast corner of Lot 1-R, Block 8, Hollowbrook Addition, an addition to the City of Fort Worth, Texas, recorded in Volume 388-71, Page 500, P.R.T.C.T.;

(Exhibit A - Page 61 of 119)

EXHIBIT “A”

THENCE, South 89°58’43” West, along the south line of said Fort Worth Land, L.L.C., tract, the south line of said Lot 30R and the north line of said Lot 1-R, a distance of 298.00 feet to a 5/8 inch set iron rod with cap stamped “KHA”;

THENCE, North 00°02’38” West, departing the south line of said Fort Worth Land, L.L.C., tract, the south line of said Lot 30R and the north line of said Lot 1-R, a distance of 496.00 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for a corner;

THENCE, North 89°35’39” East, a distance of 298.01 feet, to a 5/8 inch set iron rod with cap stamped “KHA” for a corner on the east line of said Fort Worth Land, L.L.C., tract, the east line of said Lot 30R and the west line of a tract of land conveyed to James M. Pedigo and wife Sheila K. Pedigo as described in a Deed recorded in Volume 16324, Page 337, D.R.T.C.T.;

THENCE, South 00°02’38” East, along the east line of said Lot 30R the east line of said Fort Worth Land, L.L.C., tract, the west line of said Pedigo tract, the west line of that certain tract of land described in the Warranty Deed with Vendor’s Lien, to Judith C. Wright Williams, executed February 20, 1979, recorded in Volume 6724, Page 977, said Deed Records, the west line of that certain tract of land described in the Warranty Deed with Vendor’s Lien, to Karl B. Williams and wife Judith C. Williams, executed January 11, 1984, recorded in Volume 7729, Page 1420, said Deed Records, and the west line of Lot 5, Block 1, Welborn View Addition, an addition to the City of Fort Worth, Texas, recorded in Volume 388-87, Page 23, said Plat Records, to a 1/2 inch found iron rod in the west line of said Lot 5, being the southeast corner of said Lot 30 and the northeast corner of Lot 1-R, Block 8, Hollowbrook Addition, an addition to the City of Fort Worth, Texas, recorded in Volume 388-71, Page 500, said Plat Records, a distance of 498.00 feet, to the POINT OF BEGINNING and containing 3.400 acres (148,106 square feet) of land, more or less.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210025987, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the Elizabeth Jones Survey, Abstract Number 841, City of Fort worth, Tarrant County, Texas, and part of Lot 30R, Block 9, Hollowbrook Addition, an addition to the City of Fort Worth, Texas, recorded in Cabinet A, Slide 12523, Plat Records of Tarrant County, Texas (P.R.T.C.T.), and part of that certain tract of land described in the Special Warranty Deed to Fort Worth Land, L.L.C., recorded in County Clerk’s Instrument No. D208086631, Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod found for the southeast corner of said Fort Worth Land, L.L.C., tract, same being in the west line of Lot 5, Block 1, Welborn View Addition, an addition to the City of Fort Worth, Texas, recorded in Volume 388-87, Page 23, said Plat Records, being the southeast corner of said Lot 30R and the northeast corner of Lot 1-R, Block 8, Hollowbrook Addition, an addition to the City of Fort Worth, Texas, recorded in Volume 388-71, Page 500, P.R.T.C.T.;

THENCE North 00°02’38” West, along the east line of said Lot 30R, Block 9, a distance of 498.00 feet to a 5/8 inch set iron rod with cap stamped “KHA” for a corner;

THENCE South 89°35’39” West, departing the east line of said Lot 30R, Block 9, a distance of 10.30 feet to the POINT OF BEGINNING;

THENCE South 89°35’39” West, a distance of 30.00 feet to a corner;

THENCE North 00°02’38” West, a distance of 486.37 feet to a corner on the curving north line of said Lot 30R, Block 9 and the south right of way line of Brentwood Stair Road (a called 70’ wide public right of

(Exhibit A - Page 62 of 119)

EXHIBIT “A”

way), said curve being a non-tangent curve to the right;

THENCE in an easterly direction, along the north line of said Lot 30R, Block 9 and the south right of way line of said Brentwood Stair Road and along the arc of said curve to the right, through a central angle of 00°35’23”, having a radius of 3029.07 feet, a chord bearing of North 74°09’56” East, a chord distance of 31.18 feet and an arc length of 31.18 feet to a corner;

THENCE South 00°02’38” East, departing the north line of said Lot 30R, Block 9 and the south right of way line of said Brentwood Stair Road, a distance of 494.67 feet to the POINT OF BEGINNING and containing 0.338 of an acre (14,716 square feet) of land, more or less.

SITE 67:

BEING a tract of land out of the S.B. Hopkins Survey, Abstract No. 671, City of Fort Worth, Tarrant County, Texas, being part of a called 5.837 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C. recorded in Instrument No. D208090859, Official Public Records of Tarrant County, Texas, said tract also being part of Lot 2, Block 3, Frank M. Anderson Subdivision, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume 1255, Page 306, Deed Records of Tarrant County, Texas and part of Block 2-R, Frank M. Anderson Subdivision, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume B, Page 1675, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set at the intersection of the west right-of-way line of Sandy Lane (a variable width public right-of-way) and the south right-of-way line of Anderson Boulevard (a 60-foot wide public right-of-way, Volume 1255, Page 306, Deed Records of Tarrant County, Texas);

THENCE with said west right-of-way line, South 38°06’35” West, a distance of 571.92 feet to a 5/8” iron rod with “KHA” cap set for corner in the north line of a tract of land described in Special Warranty Deed to Abaco Properties, Inc. recorded in Instrument No. D200029728, Official Public Records of Tarrant County, Texas;

THENCE departing said west right-of-way line and with the north line of said Abaco Properties tract and the south line of said Lot 2, Block 3, West, at a distance of 248.37 feet, passing a 1/2” iron rod with cap found at the southeast corner of said Block 2-R, continuing with the south line of said Block 2-R, in all a total distance of 338.37 feet to a 5/8” iron rod with “KHA” cap set for corner; said point being a re-entrant corner of said Block 2-R and being the northwest corner of said Abaco Properties, Inc. tract;

THENCE North, a distance of 450.00 feet to a 5/8” iron rod with “KHA” cap set in said south right-of-way line of Anderson Boulevard; said point being the northernmost northeast corner of said Block 2-R;

THENCE with said south right-of-way line, East, a distance of 691.34 feet to the POINT OF BEGINNING and containing 5.319 acres or 231,686 square feet of land.

SITE 68:

BEING a tract of land situated in the B. B. B. & C. RR. Co. Survey, Abstract No. 218, in the City of White Settlement, Tarrant County, Texas and being a portion of Site 7-A and Site 7-B, Western Hills Park, Third Section, an addition to the City of White Settlement, recorded in Cabinet B, Slide 1-6 in the Plat Records of Tarrant County, Texas, and being a portion of a called 11.75 acre tract of land conveyed to Fort Worth Land, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s File No. D208099301 in the Deed Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found in the east line of South Las Vegas Trail (an 80-foot right-of-way), said point being the northwest corner of said 11.75 acre tract and the northwest corner of said Site 7-A and the southwest corner of Block J of Melody Park, an addition to the City of White Settlement, recorded in Volume 388-S, Page 82, in the Plat Records of Tarrant County, Texas;

THENCE South 89°37’00” East, departing the east line of said South Las Vegas Trail, along the common

(Exhibit A - Page 63 of 119)

EXHIBIT “A”

line of said 11.75 acre tract and said Block J and the north line of said Sites 7-A and 7-B, passing at a distance of 265.98 feet, a 1/2-inch iron rod found for the common north corner of said Site 7-A and Site 7-B, continuing for a total distance of 477.00 feet to a 5/8-inch iron rod with “KHA” cap to be set for a corner;

THENCE South 00°23’00” West, departing the common line of said Site 7-B, said 11.75 acre tract and said Block J, a distance of 424.00 feet to a 5/8-inch iron rod with “KHA” cap to be set for a corner;

THENCE North 89°37’00” West, a distance of 465.26 feet to a 5/8-inch iron rod with “KHA” cap to be set for a corner, said point being on the westerly line of said 11.75 acre tract and the westerly line of said Site 7-A and the easterly line of said South Las Vegas Trail, and being in a non-tangent curve to the right;

THENCE northerly, along the easterly line of said South Las Vegas Trail, and along the westerly line of said 11.75 acre tract and the westerly line of said Site 7-A, with said curve to the right, through a central angle of 07°57’40”, having a radius of 1524.01 feet, and a chord bearing and distance of North 03°10’52” West, 211.58 feet, an arc length of 211.75 feet to a 1/2-inch iron rod found for corner;

THENCE North 00°45’55” East, continuing along the easterly line of said South Las Vegas Trail, and along the westerly line of said 11.75 acre tract and the westerly line of said Site 7-A, a distance of 212.83 feet to the POINT OF BEGINNING and containing 4.633 acres (201,828 square feet) of land, more or less.

SITE 70:
TRACT 1 (Fee Simple)

BEING a tract of land situated in the Hamilton Bennett Survey, Abstract Number 138, located in the City of Fort Worth, Tarrant County, Texas, and being a portion of a called 53.33 net acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C., as recorded in Document Number D208132318 of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T), and also being a portion of a called 2.00 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C., as recorded in Document Number D208132320 of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T), said tract being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch found iron rod with cap stamped “CARTER BURGESS” for the southeast corner of said 53.33 net acre tract, said corner being the intersection of the west right-of-way line of Interstate Highway 820 (variable width right-of-way) with the north right-of-way line of Trinity Boulevard (variable width right-of-way);

THENCE South 89° 51’ 37” West, along the said Trinity Boulevard right-of-way line, a distance of 202.79 feet to a point;

THENCE North 00° 08’ 23” West, leaving the said Trinity Boulevard right-of-way line, a distance of 25.81 feet to a metal fence corner post found for a corner;

THENCE North 39° 30’ 14” West, along a chain link fence, a distance of 271.24 feet to a metal fence corner post found for corner;

THENCE North 53° 40’ 05” East, along a chain link fence, a distance of 406.70 feet to a metal fence corner post found for corner;

THENCE South 32° 45’ 45” East, along a chain link fence for part of the way, a distance of 303.02 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner on the easterly line of aforesaid 53.33 net acre tract, same being on the westerly right-of-way line of aforesaid Interstate Highway 820;

THENCE in a southerly direction, along the east line of said 53.33 acre tract and the west right-of-way line of said Interstate Highway 820, the following:

(Exhibit A - Page 64 of 119)

EXHIBIT “A”

South 40°45’09” West, a distance of 178.56 feet to a 3/4-inch iron rod found for a corner;

South 00°13’46” East, a distance of 85.47 feet to the POINT OF BEGINNING and containing 3.058 acres (133,220 square feet) of land, more or less.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038237, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the Hamilton Bennett Survey, Abstract Number 138, located in the City of Fort Worth, Tarrant County, Texas, and being a portion of a called 2.00 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C., as recorded in Document Number D208132320 of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T), said tract being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8-inch found iron rod with cap stamped “CARTER BURGESS” for the southeast corner of said 53.33 net acre tract, said corner being on the north right-of-way line of Trinity Boulevard (variable width public right-of-way);

THENCE South 89° 51’ 37” West, along the said Trinity Boulevard right-of-way line, a distance of 487.44 feet to the POINT OF BEGINNING;

THENCE South 89° 51’ 37” West, continuing along the said Trinity Boulevard right-of-way line, a distance of 30.00 feet to a point for corner;

THENCE North 00° 15’ 25” East, leaving the said Trinity Boulevard right-of-way line, a distance of 52.08 feet to a point for corner;

THENCE North 25° 52’ 01” East, a distance of 60.67 feet to a point for corner;

THENCE North 49° 29’ 46” East, a distance of 171.21 feet to a point for corner;

THENCE South 39° 30’ 14” East, a distance of 30.00 feet to a point for corner;

THENCE South 49° 29’ 46” West, a distance of 164.41 feet to a point for corner;

THENCE South 25° 52’ 01” West, a distance of 47.57 feet to a point for corner;

THENCE South 00° 15’ 25” West, a distance of 45.05 feet to the POINT OF BEGINNING and containing 0.186 acre (8,115 square feet) of land, more or less;

SITE 71:

BEING a tract of land situated in the JOHN H. LUCAS SURVEY, ABSTRACT NO. 932, City of Crowley, Tarrant County, Texas and being a portion a called 8.451 acre tract of land conveyed to Fort Worth Land, L.L.C., by Special Warranty Deed recorded in County Clerk’s Instrument No. D208135290, Deed Records, Tarrant County, Texas, said tract being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch iron rod found for the northeast corner of said 8.451 acre tract, same being on the westerly line of a 150’ wide T.E.S.Co. Easement and Right of Way as recorded in Volume 6109, Page 623 and Volume 6854, Page 261, Deed Records, Tarrant County, Texas, said iron rod also being on the south right of way line of F. M. 1187 (a variable width public right of way);

(Exhibit A - Page 65 of 119)

EXHIBIT “A”

THENCE South 46°05’46” West, departing the south right of way line of said F. M. 1187, along the southeast line of said 8.451 acre tract and the westerly line of said 150’ wide T.E.S.Co. Easement and Right of Way, a distance of 690.44 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 43°54’14” West, departing the southeast line of said 8.451 acre tract and the westerly line of said 150’ wide T.E.S.Co. Easement and Right of Way, a distance of 292.70 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 46°04’49” East, a distance of 399.61 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the north line of said 8.451 acre tract and the south right of way line of aforesaid F. M. 1187;

THENCE South 88°42’35” East, along the north line of said 8.451 acre tract and the south right of way line of said F. M. 1187, a distance of 412.70 feet to the POINT OF BEGINNING and containing 3.663 acres (159,569 square feet) of land, more or less.

SITE 72: (INTENTIONALLY DELETED)

SITE 73:
TRACT 1 (Fee Simple)

BEING a tract of land situated in the M.W. Masters Survey, Abstract Number 1048, in the City of Fort Worth, Tarrant County, Texas, same being part of a called 7.000 acre tract of land described in Special Warranty Deed to Chesapeake Exploration, LLC, as recorded in Instrument Number D209014647, of the Official Public Records, of Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at a 5/8-inch found iron rod found for the southwest corner of said Chesapeake Exploration tract and the southeast corner of a tract of land described in Warranty Deed to the City of Fort Worth recorded in Volume 4431, Page 180, of the Deed Records of Tarrant County, Texas, said corner being on the north right-of-way line of Randol Mill Road, a called variable width right of way;

THENCE North 00° 44’ 34” West, departing said north right-of-way line and along said common line between said Chesapeake Exploration tract and said Fort Worth tract, a distance of 288.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner, same being the POINT OF BEGINNING;

THENCE North 00° 44’ 34” West, continuing along said common line between said Chesapeake Exploration tract and said Fort Worth tract, a distance of 418.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE North 89° 15’ 26” East, departing said common line and crossing said Chesapeake Exploration tract, a distance of 270.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE South 00° 04’ 47” West, continuing across said Chesapeake Exploration tract, a distance of 418.04 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE South 89° 15’ 26” West, continuing across said Chesapeake Exploration tract, a distance of 264.00 feet to the POINT OF BEGINNING and containing 2.562 acres (111,606 square feet) of land, more or less.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038254, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ foot wide tract of land situated in the M.W. Masters Survey, Abstract Number 1048, in the City of Fort Worth, Tarrant County, Texas, same being part of a called 7.000 acre tract of land described in Special Warranty Deed to Chesapeake Exploration, LLC, as recorded in Instrument Number

(Exhibit A - Page 66 of 119)

EXHIBIT “A”

D209014647, of the Official Public Records, of Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at a 5/8-inch found iron rod found at the common northerly corner of said Chesapeake Exploration tract and a tract of land described in a deed to JGH Properties LLC, as recorded in Instrument Number D208266540, of the Official Public Records, of Tarrant County, Texas;

THENCE South 00° 44’ 34” East, along the east line of said Chesapeake Exploration tract, a distance of 186.09 feet to a point, same being the POINT OF BEGINNING;

THENCE South 00° 44’ 34” East, continuing along the east line of said Chesapeake Exploration tract, a distance of 30.00 feet to a point;

THENCE South 89° 15’ 26” West, leaving the east line of said Chesapeake Exploration tract, a distance of 90.00 feet to a point for corner;

THENCE North 00° 04’ 47” East, a distance of 30.00 feet to a point;

THENCE North 89° 15’ 26” East, a distance of 89.57 feet to the POINT OF BEGINNING and containing 0.068 acre (2,694 square feet) of land, more or less;

SITE 74:

BEING a tract of land located in the E. Moore Survey, Abstract No. 1029, City of Grapevine, Tarrant County, Texas, being a part of a called 41.230 acre tract of land conveyed to North Texas Acquisition, L.L.C., as evidenced in a Special Warranty Deed, recorded under Instrument Number D208137467 of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at the northeast corner of said 41.230 acre tract, same being on the south right of way line of Coppell Road (a called 56’ wide right of way), said corner also being on the west line of a tract of land conveyed to the City of Fort Worth, Texas, as evidenced in a Deed recorded in Volume 5475, Page 301 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), form said corner, a found 5/8-inch iron rod bears North 28°38’47” West, 3.89 feet;

THENCE South 00°00’03” West, along the east line of said 41.230 acre tract, the west line of said City of Fort Worth tract and generally along aforesaid chain link fence, passing at a distance of 5.0 feet, a found 1/2-inch “AZ & B” capped iron rod, continuing for a total distance of 1,175.59 feet to a 5/8-inch “KHA” capped iron rod set a corner;

THENCE North 89°58’42” West, departing said common line, a distance of 387.28 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 00°01’18” East, a distance of 570.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 89°58’42” East, a distance of 351.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 00°01’18” East, a distance of 545.11 feet to a 5/8-inch “KHA” capped iron rod set for the point of curvature of a curve to the left;

THENCE in a northerly direction, along the arc of said curve to the left, through a central angle of 51°09’45”, having a radius of 78.00 feet, a chord bearing of North 25°33’35” West, a chord distance of 67.36 feet and an arc length of 69.65 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the north line of aforesaid 41.230 acre tract and the south right of way line of aforesaid Coppell Road;

(Exhibit A - Page 67 of 119)

EXHIBIT “A”

THENCE South 89°44’04” East, along the north line of said 41.230 acre tract and the south right of way line of said Coppell Road, passing at a distance of 14.0 feet, a found 1/2-inch “AZ & B” capped iron rod, continuing for a total distance of 64.94 feet to the POINT OF BEGINNING and containing 5.579 acres (243,007 square feet) of land, more or less.

SITE 75: (INTENTIONALLY DELETED)

SITE 76:

BEING a tract of land situated in the Hays Covington Survey, Abstract No. 256 and the S. H. McEntire Survey, Abstract No. 1006, in the City of Fort Worth, Tarrant County, Texas, and being a portion of Lot 1, Block B, Ridgeway Manor No. 1 Addition, an addition to the City of Fort Worth, Tarrant County, Texas, according to the plat recorded in Cabinet B, Slide 3380, Plat Records, Tarrant County, Texas, and being a portion of a called Tract I, conveyed to KHC Land Investments, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208149437, Official Public Records, Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2-inch rebar rod found in the easterly line of Westridge Avenue (an 80-foot wide right-of-way), and being the northwest corner of said Lot 1 and the southwest corner of Block A-R, Ridgeway Manors No. 3 Inc., to the City of Fort Worth, Tarrant County, Texas, as shown on the plat recorded in Cabinet A, Slide 7061, Plat Records, Tarrant County, Texas, said iron rod also being the northwest corner of said Tract I;

THENCE South 89° 59’ 16” East, departing easterly line of said Westridge Avenue, along the north line of said Tract I, and along the common line between said Lot 1 and Block A-R, distance of 751.88 feet to a 3/4-inch rebar rod found in the west line of Bryant Irvin Road (a 60-foot wide right-of-way) for the northeast corner of said Lot 1, said Tract I and the southeast corner of Block A-R;

THENCE SOUTH, along the east line of said Lot 1, the east line of said Tract I and the west line of said Bryant Irvin Road, a distance of 667.00 feet to a 5/8-inch iron rod set with cap stamped “KHA” for corner;

THENCE North 89° 59’ 16” West, leaving the west line of said Bryant Irvin Road, the east line of said Lot 1 and the east line of said Tract I, a distance of 528.83 feet to a 5/8-inch iron rod set with cap stamped “KHA” for corner on the westerly line of said Lot 1, the westerly line of said Tract Iand the easterly line of aforesaid Westridge Avenue;

THENCE North 30° 07’ 19” West, along the west line of said Lot 1, the west line of said Tract I and along the easterly line of said Westridge Avenue, a distance of 36.01 feet to a 3/4-inch iron rod found for corner, and being the beginning of a curve to the right;

THENCE northwesterly, contnuing along the west line of said Lot 1, the west line of said Tract I and the easterly line of said Westridge Avenue, with said curve to the right, through a central angle 24°40’38”, having a radius of 1563.30 feet, and a chord bearing and distance of North 17°52’00” West, 668.12 feet, an arc length of 673.31 feet to the POINT OF BEGINNING and containing 10.234 acres (445,792 square feet) of land, more or less.

SITE 77:
TRACT 1 (Fee Simple)

BEING a tract of land situated in the Memucan Hunt Survey, Abstract No. 763, Tarrant County, Texas, and being a portion of called 16.830 acre tract of land described in General Warranty Deed to Fort Worth Land, L.L.C., recorded in County Clerk’s Instrument No. D208151236 of the Official Public Records of Tarrant County, Texas, said tract being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8 inch iron rod with cap stamped “Dunaway Assoc. LP” found for the west corner of said 16.830 acre tract and the south corner of that certain tract of land described in the Warranty Deed to TXU Electric Delivery Company (formerly Texas Electric Service Company), executed January 22, 1979, recorded in Volume 6705, Page 407, said Deed Records, and from which a 1 inch found iron rod for the

(Exhibit A - Page 68 of 119)

EXHIBIT “A”

north corner of said Teeter tract bears North 45°01’51” West, a distance of 404.44 feet;

THENCE, North 45°34’18” East, along the common line of said 16.830 acre tract and said TXU tract, a distance of 430.00 feet, to a 5/8 inch iron rod with “KHA” cap set for corner;

THENCE, South 45°01’50” East, leaving said common line, a distance of 298.48 feet to a 5/8 inch iron rod with “KHA” cap set for corner;

THENCE, South 44°58’10” West, a distance of 429.98 feet to a 5/8 inch iron rod with “KHA” cap set for corner on the southwesterly line of aforesaid 16.830 acre tract;

THENCE, North 45°01’50” West, along the southwesterly line of said 16.830 acre tract, a distance of 303.00 feet to the POINT OF BEGINNING and containing 2.969 acres (129,311 square feet) of land, more or less.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038255, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land situated in the Memucan Hunt Survey, Abstract No. 763, Tarrant County, Texas, and being a portion of called 16.830 acre tract of land described in General Warranty Deed to Fort Worth Land, L.L.C., recorded in County Clerk’s Instrument No. D208151236 of the Official Public Records of Tarrant County, Texas, said tract being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8-inch iron rod with “Dunaway Assoc. LP” cap found for the southwest corner of said 16.830 acre tract, same being on the north right of way line of F. M. 1187 (a variable width right of way);

THENCE North 84°17’39” East, along the south line of said 16.830 acre tract and the north right of way line of said F. M. 1187, a distance of 742.88 feet to the POINT OF BEGINNING;

THENCE North 09°16’10” West, departing the south line of said 16.830 acre tract and the north right of way line of said F. M. 1187, a distance of 144.86 feet to the point of curvature of a curve to the left;

THENCE in a northerly direction, along the arc of said curve to the left, through a central angle of 35°45’41”, having a radius of 30.00 feet, a chord bearing of North 27°09’00” West, a chord distance of 18.42 feet and an arc length of 18.72 feet to the point of tangency of said curve;

THENCE North 45°01’50” West, a distance of 376.52 feet to the point of curvature of a curve to the left;

THENCE in a westerly direction, along the arc of said curve to the left, through a central angle of 90°00’00”, having a radius of 30.00 feet, a chord bearing of South 89°58’10” West, a chord distance of 42.43 feet and an arc length of 47.12 feet to the point of tangency of said curve;

THENCE South 44°58’10” West, a distance of 205.00 feet to a corner;

THENCE North 45°01’50” West, a distance of 30.00 feet to a corner;

THENCE North 44°58’10” East, a distance of 205.00 feet to a corner;

THENCE in an easterly direction, along the arc of said curve to the left, through a central angle of 90°00’00”, having a radius of 60.00 feet, a chord bearing of North 89°58’10” East, a chord distance of 84.85 feet and an arc length of 94.25 feet to the point of tangency of said curve;

(Exhibit A - Page 69 of 119)

EXHIBIT “A”

THENCE South 45°01’50” East, a distance of 376.52 feet to the point of curvature of a curve to the right;

THENCE in a southerly direction, along the arc of said curve to the left, through a central angle of 35°45’41”, having a radius of 60.00 feet, a chord bearing of South 27°09’00” East, a chord distance of 36.84 feet and an arc length of 37.45 feet to the point of tangency of said curve;

THENCE South 09°16’10” East, a distance of 146.73 feet to a corner on the south line of aforesaid 16.830 acre tract and the north right of way line of aforesaid F. M. 1187;

THENCE South 84°17’39” West, along the south line of said 16.830 acre tract and the north right of way line of said F. M. 1187, a distance of 30.06 feet to the POINT OF BEGINNING and containing 0.569 of an acre (24,783 square feet) of land, more or less.

SITE 78:
TRACT 1 (Fee Simple)

BEING a tract of land out of the Henry McGehee Survey, Abstract No. 998, City of Mansfield, Tarrant County, Texas, being part of a called 16.08 acre tract of land described in Special Warranty Deed to Trinity River Real Estate, L.L.C., recorded in Instrument No. D208150598, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a point in the south right-of-way line of Debbie Lane (a variable width public right-of-way); said point being the northwest corner of Lot 1, Hunter’s Row at Walnut Creek, Section One, an addition to the City of Mansfield, Texas according to the plat recorded in Cabinet A, Page 4150, Plat Records of Tarrant County, Texas; from said point a 1/2” iron rod found bears North 57°07’ West, a distance of 0.7 feet;

THENCE departing said south right-of-way line and with the west line of said Hunter’s Row at Walnut Creek, South 30°21’36” East, a distance of 662.58 feet to a point in the west line of Lot 7, Hunter’s Row at Walnut Creek;

THENCE departing said west line, South 59°38’24” West, a distance of 200.00 feet to a 5/8” iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE South 59°38’24” West, a distance of 375.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 30°21’36” West, a distance of 300.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 59°38’24” East, a distance of 375.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 30°21’36” East, a distance of 300.00 feet to the POINT OF BEGINNING and containing 2.583 acres or 112,500 square feet of land.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210025988, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land out of the Henry McGehee Survey, Abstract No. 998, City of Mansfield, Tarrant County, Texas, being part of a called 16.08 acre tract of land described in Special Warranty Deed to Trinity River Real Estate, L.L.C., recorded in Instrument No. D208150598, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a point in the south right-of-way line of Debbie Lane (a variable width public right-of-way); said point being the northwest corner of Lot 1, Hunter’s Row at Walnut Creek, Section One, an addition to the City of Mansfield, Texas according to the plat recorded in Cabinet A, Page 4150, Plat Records of

(Exhibit A - Page 70 of 119)

EXHIBIT “A”

Tarrant County, Texas; from said point a 1/2” iron rod found bears North 57°07’ West, a distance of 0.7 feet;

THENCE with the west line of said Hunter’s Row at Walnut Creek, South 30°21’36” East, a distance of 527.58 feet to a point for corner;

THENCE departing said west line, South 59°38’24” West, a distance of 200.00 feet to a point for corner;

THENCE North 30°21’36” West, a distance of 30.00 feet to a point for corner;

THENCE North 59°38’24” East, a distance of 140.00 feet to the beginning of a tangent curve to the left with a radius of 30.00 feet, a central angle of 90°00’00”, and a chord bearing and distance of North 14°38’24” East, 42.43 feet;

THENCE in a northeasterly direction, with said curve, an arc distance of 47.12 feet to a point for corner;

THENCE North 30°21’36” West, a distance of 467.59 feet to a point for corner in said south right-of-way line of Debbie Lane;

THENCE with said south right-of-way line, North 59°39’21” East, a distance of 30.00 feet to the POINT OF BEGINNING and containing 0.485 acre or 21,121 square feet of land.

The bearings for this survey are based on a bearing of South 59°39’21” West, for the south right-of-way line of Debbie Lane as described in said Trinity River Real Estate, L.L.C., Special Warranty Deed.

SITE 79: (INTENTIONALLY DELETED)

SITE 80:
TRACT 1 (Fee Simple)

BEING a tract of land out of the J.J. Albirado Survey, Abstract No. 4, City of Fort Worth, Tarrant County, Texas, being part of a called 49.104 acre tract of land described in Special Warranty Deed to North Texas Acquisition, L.L.C. recorded in Instrument No. D208165006, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a 1/2” iron rod with plastic cap found in the south right-of-way line of Risinger Road (a 110-foot wide public right-of-way); said point being the northeast corner of said North Texas Acquisition, L.L.C. tract and the northwest corner of a called 162.186 acre tract of land described in deed to Lewisville 7 Partners, LTD. recorded in Volume 11870, Page 1303, Deed Records of Tarrant County, Texas;

THENCE with said south right-of-way line, South 80°26’16” West, a distance of 15.00 feet to a point for corner;

THENCE departing said south right-of-way line, South 09°33’44” East, a distance of 26.04 feet to the beginning of a tangent curve to the right with a radius of 60.00 feet, a central angle of 27°12’50”, and a chord bearing and distance of South 04°02’41” West, 28.23 feet;

THENCE in a southwesterly direction, with said curve, an arc distance of 28.50 feet to a point for corner;

THENCE South 17°39’06” West, a distance of 153.81 feet to a 5/8” iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE North 84°37’53” East, a distance of 32.07 feet to a 5/8” iron rod with “KHA” cap set for a corner;

THENCE South 09°33’46”, East, along a line that is 60 feet west of and parallel with the common line of said 49.104 acre tract and said 162.186 acre tract, a distance of 128.88 feet to a 5/8-inch “KHA” capped iron rod set for the point of curvature of a curve to the right;

(Exhibit A - Page 71 of 119)

EXHIBIT “A”

THENCE in a southerly direction, continuing along a line that is 60 feet west of and parallel with the common line of said 49.104 acre tract and said 162.186 acre tract, and along the arc of said curve to the right, through a central angle of 09°00’00”, having a radius of 2,740.00 feet, a chord bearing of South 05°03’46” East, a chord distance of 429.96 feet and an arc length of 430.40 feet to a 5/8-inch “KHA” capped iron rod set for the point of tangency of said curve;

THENCE South 00°33’46” East, continuing along a line that is 60 feet west of and parallel with the common line of said 49.104 acre tract and said 162.186 acre tract, a distance of 11.56 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 84°37’53” West, a distance of 273.23 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 05°22’07” West, a distance of 570.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 84°37’53” East, a distance of 235.00 feet to the POINT OF BEGINNING and containing 3.648 acres or 158,892 square feet of land.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038256, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land out of the J.J. Albirado Survey, Abstract No. 4, City of Fort Worth, Tarrant County, Texas, being part of a tract of land described in Special Warranty Deed to North Texas Acquisition, L.L.C. recorded in Instrument No. D208165006, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a 1/2” iron rod with plastic cap found in the south right-of-way line of Risinger Road (a 110-foot wide public right-of-way); said point being the northeast corner of said North Texas Acquisition, L.L.C. tract and the northwest corner of a tract of land described in deed to Lewisville 7 Partners, LTD. recorded in Volume 11870, Page 1303, Deed Records of Tarrant County, Texas;

THENCE with said south right-of-way line, South 80°26’16” West, a distance of 15.00 feet to the POINT OF BEGINNING;

THENCE departing said south right-of-way line, South 09°33’44” East, a distance of 26.04 feet to the beginning of a tangent curve to the right with a radius of 60.00 feet, a central angle of 27°12’50”, and a chord bearing and distance of South 04°02’41” West, 28.23 feet;

THENCE in a southwesterly direction, with said curve, an arc distance of 28.50 feet to a point for corner;

THENCE South 17°39’06” West, a distance of 153.81 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 84°37’53” West, a distance of 32.60 feet to a point for corner;

THENCE North 17°39’06” East, a distance of 166.56 feet to the beginning of a tangent curve to the left with a radius of 30.00 feet, a central angle of 27°12’50”, and a chord bearing and distance of North 04°02’41” East, 14.12 feet;

THENCE in a northeasterly direction, with said curve, an arc distance of 14.25 feet to a point for corner;

THENCE North 09°33’44” West, a distance of 26.04 feet to a point for corner in said south right-of-way line;

(Exhibit A - Page 72 of 119)

EXHIBIT “A”

THENCE with said south right-of-way line, North 80°26’16” East, a distance of 30.00 feet to the POINT OF BEGINNING and containing 0.143 acres or 6228 square feet of land.

SITE 81:
TRACT 1 (Fee Simple)

BEING a tract of land situated in the John Jennings Survey, Abstract Number 873, located in the City of Fort Worth, Tarrant County, Texas, and being part of a called 36.07 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C., as recorded under Instrument Number D208170659 of the Deed Records of Tarrant County (D.R.T.C.T), and being more particularly described by metes and bounds as follows:

COMMENCING at a found PK nail for the southeast corner of said 36.07 acre tract, the northeast corner of a tract of land described in Special Warranty Deed to W. E. Walton, as recorded in Volume 6322, Page 991 of the Deed Records of Tarrant County (D.R.T.C.T), and also being in the west right-of-way line of the Gulf Colorado and Santa Fe Railway Company;

THENCE South 89° 29’ 33” West, leaving right-of-way line of the said Gulf Colorado and Santa Fe Railway Company and along the common line of said Walton tract and 36.07 acre tract, a distance of 34.01 feet;

THENCE North 00° 30’ 27” West, leaving the common line of said Walton tract and 36.07 acre tract, a distance of 131.84 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the POINT OF BEGINNING;

THENCE North 88° 17’ 20” West, a distance of 245.95 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE North 01° 26’ 21” East, a distance of 373.89 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE South 88° 33’ 19” East, a distance of 246.84 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE South 01° 34’ 28” West, a distance of 375.03 feet to the POINT OF BEGINNING and containing 2.1181 acres (92,265 square feet) of land, more or less;

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038257, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the John Jennings Survey, Abstract Number 873, located in the City of Fort Worth, Tarrant County, Texas, and being part of a called 36.07 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C., as recorded under Instrument Number D208170659 of the Deed Records of Tarrant County (D.R.T.C.T), and being more particularly described by metes and bounds as follows:

COMMENCING at a found PK nail for the southeast corner of said 36.07 acre tract, the northeast corner of a tract of land described in Special Warranty Deed to W. E. Walton, as recorded in Volume 6322, Page 991 of the Deed Records of Tarrant County (D.R.T.C.T), and also being in the west right-of-way line of the Gulf Colorado and Santa Fe Railway Company;

THENCE South 89° 29’ 33” West, leaving right-of-way line of the said Gulf Colorado and Santa Fe Railway Company and along the common line of said Walton tract and 36.07 acre tract, a distance of 219.50 feet to the POINT OF BEGINNING;

(Exhibit A - Page 73 of 119)

EXHIBIT “A”

THENCE South 89° 29’ 33” West, continuing along the common line of said Walton tract and 36.07 acre tract, a distance of 30.07 feet to a point for corner;

THENCE North 04° 31’ 05” West, leaving the said common line, a distance of 140.92 feet to a point for corner;

THENCE South 88° 17’ 20” East, a distance of 30.18 feet to a point for corner;

THENCE South 04° 31’ 05” East, a distance of 139.75 feet to the POINT OF BEGINNING and containing 0.0966 acre (4,210 square feet) of land, more or less;

SITE 82:

BEING a tract of land situated in the H.G. Catlett Survey, Abstract Number 182, located in Johnson County, Texas, and being part of a called 7.500 acre tract of land as described in Special Warranty Deed to North Texas Acquisition, L.L.C. recorded in Volume 4356, Page 0162, Official Public Records, Johnson County, Texas, said tract of land being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set in the southeast right-of-way line of County Road No. 1020 (a variable width public right-of-way); said point bears North 44°47’19” East, a distance of 23.70 feet from a 1” iron pipe found at the westernmost corner of said North Texas Acquisition, L.L.C. tract;

THENCE along said southeast right-of-way line, North 44°47’19” East, a distance of 225.00 feet to a 5/8” iron rod with “KHA” cap set for corner; said point being the westernmost corner of a tract of land described in deed to Ronald L. Fisher and Rebecca E. Fisher, recorded in Volume 1927, Page 259, Deed Records, Johnson County, Texas;

THENCE departing said southeast right-of-way line and with the southwest line of said Fisher tract, South 44°21’23” East, a distance of 420.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE departing said southwest line, South 44°47’19” West, a distance of 214.51 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 45°47’15” West, a distance of 419.97 feet to the POINT OF BEGINNING and containing 2.119 acres or 92,287 square feet of land.

SITE 83:

BEING a tract of land situated in the G. W. COONROD SURVEY, ABSTRACT No. 292, in the City of Arlington, Tarrant County, Texas, and being a portion of Tract B, Block 12-R, of Parkway Central Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the Plat thereof recorded in Volume 388-96, Page 46, Plat Records, Tarrant County, Texas, (P.R.T.C.T.) and being a portion of Tract C-R, Block 12-R, of Parkway Central Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the Plat thereof recorded in Volume 388-109, Page 33, P.R.T.C.T. and being a portion of a called Tract 1 as conveyed to KHC Land Investments, L.L.C., as described in Special Warranty Deed recorded in Instrument No, D208201855, Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), and a portion of a called 8.528 acre tract of land conveyed to KHC Land Investments, L.L.C., as described in Special Warranty Deed recorded in Instrument No, D2082031155, (O.P.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found for the southwest corner of said 8.528 acre tract, said point being the southwest corner of said Tract C-R and the southeast corner of Tract D, Block 12-R, of Parkway Central Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the Plat thereof recorded in Volume 388-109, Page 33, P.R.T.C.T. said iron rod also being on the north right-of-way line of Washington Drive, (an 80-foot wide public right-of-way);

THENCE NORTH, departing the north right-of-way line of said Washington Drive, along the common line of said Tract C-R and Tract D and along the west line of said 8.528 acre tract, a distance of 753.21 feet to

(Exhibit A - Page 74 of 119)

EXHIBIT “A”

a 5/8-inch iron rod found for the northerly common corner of said Tract C-R and Tract D and the northwest corner of said 8.528 acre tract;

THENCE South 89°13’00” East, departing the common line of said Tract C-R and Tract D, along the north line of said Tract C-R and the north line of said 8.528 acre tract, a distance of 475.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner;

THENCE SOUTH, departing the north line of said Tract C-R, the north line of said 8.528 acre tract, across said Tract C-R, passing at a distance of 271.41 feet, a point on the common line of said Tract C-R, said 8.528 acre tract and aforesaid Tract 1 and aforesaid Tract B, Block 12-R, continuing across said Tract 1 and said Tract B for a total distance of 666.74 feet to a 5/8-inch iron rod with cap stamped “KHA” set for corner, said point being on the southerly line of said Tract 1 and said Tract B, same being on the northerly line of aforesaid Washington Drive, and being in a non-tangent curve to the right;

THENCE, southwesterly along the common line of said Tract 1 and said Tract B and said Washington Drive, passing at an arc length of 86.34 feet, the southerly common corner of said Tract 1, said Tract B, said 8.528 acre tract and said Tract C-R, through a central angle of 29°13’25”, having a radius of 624.52 feet, and a chord bearing and distance of South 75°19’31” West, 315.09 feet, a total arc length of 318.54 feet to a 1/2-inch iron rod found for corner;

THENCE South 89°57’00” West, along the common line of said Tract C-R, said 8.528 acre tract and said Washington Drive, a distance of 170.14 feet to the POINT OF BEGINNING and containing 7.994 acres (348,233 sq. ft.) of land, more or less.

SITE 84:
TRACT 1 (Fee Simple)

BEING a tract of land out of the Matthew Maise Survey Abstract No. 1001, City of Arlington, Tarrant County, Texas, being part of a called 11.407 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C., recorded in Instrument No. D208207492, Official Public Records of Tarrant County, Texas, said tract also being part of Lot 32B1BR, M. Maise Addition, an addition to the City of Arlington, Texas according to the plat recorded in Cabinet A, Page 9022, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set in the north line of Lot 8, Block 1, Stonebrook Park Addition, an addition to the City of Arlington, Texas according to the plat recorded in Cabinet A, Page 4905, Plat Records of Tarrant County, Texas; said point being the southwest corner of Lot 32-A, Block 1, M. Maise Addition an addition to the City of Arlington, Texas according to the plat recorded in Cabinet A, Page 5000, Plat Records of Tarrant County, Texas;

THENCE with the north line of Block 1, Stonebrook Park Addition, North 89°50’49” West, a distance of 352.46 feet to a 5/8” iron rod with “KHA” cap set for corner in the north line of Lot 20, said Block 1;

THENCE departing said north line, North 00°09’11” East, a distance of 452.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 89°50’49” East, a distance of 317.38 feet to a 5/8” iron rod with “KHA” cap set for corner on the west line of Lot 32B1BR, Block 1 of M. Maise Addition, an Addition to the City of Arlington, Texas, according to the plat recorded in Cabinet A, Page 9022, Plat Records of Tarrant County, Texas;

THENCE with the west line of said Lot 32B1BR, South 00°19’45” West, a distance of 141.45 feet to a 5/8” iron rod with “KHA” cap set for a southwest corner of said Lot 32B1BR;

THENCE with a south line of said Lot 32B1BR, South 89°49’52” East, a distance of 31.96 feet to a 5/8” iron rod with “KHA” cap set for a corner;

THENCE with a west line of said Lot 32B1BR and the west line of aforesaid Lot 32-A, Block 1, South

(Exhibit A - Page 75 of 119)

EXHIBIT “A”

00°30’10” East, a distance of 310.56 feet to the POINT OF BEGINNING and containing 3.530 acres or 153,767 square feet of land.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038258, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land out of the Matthew Maise Survey Abstract No. 1001, City of Arlington, Tarrant County, Texas, being part of a called 11.407 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C., recorded in Instrument No. D208207492, Official Public Records of Tarrant County, Texas, said tract also being part of Lot 32B1BR, M. Maise Addition, an addition to the City of Arlington, Texas according to the plat recorded in Cabinet A, Page 9022, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a point in the west right-of-way line of Matlock Road (a variable width right-of-way); said point being the easternmost southeast corner of said Fort Worth Land, L.L.C. tract and the northeast corner of Lot 32-A, Block 1, M. Maise Addition, an addition to the City of Arlington, Texas according to the plat recorded in Cabinet A, Page 5000, Plat Records of Tarrant County, Texas;

THENCE departing said west right-of-way line and with the north line of said Lot 32-A, North 89°50’49” West, a distance of 450.12 feet to a point for corner; said point being the northwest corner of said Lot 32-A; from said point a 1/2” iron rod found bears South 16°11’ East, a distance of 0.4 feet;

THENCE North 00°09’11” East, a distance of 30.00 feet to a point for corner;

THENCE South 89°50’49” East, a distance of 197.36 feet to a point for corner in the west line of Lot 32-B-2, Block 1, M. Maise Addition, an addition to the City of Arlington, Texas according to the plat recorded in Cabinet A, Page 6794, Plat Records of Tarrant County, Texas;

THENCE with said west line, South 00°09’11” West, a distance of 6.00 feet to a point for corner; said point being the southwest corner of said Lot 32-B-2, Block 1;

THENCE with the south line of said Lot 32-B-2, South 89°50’49” East, a distance of 251.92 feet to a point for corner in said west right-of-way line of Matlock Road; said point being the beginning of a non-tangent curve to the right having a radius of 1157.45 feet, a central angle of 01°11’20”, a chord bearing and distance of South 01°52’01” East, 24.02 feet;

THENCE in a southeasterly direction with said curve, an arc distance of 24.02 feet to the POINT OF BEGINNING and containing 0.275 acres or 11,978 square feet of land.

SITE 85:
TRACT 1 (Fee Simple)

BEING a tract of land out of the O.D. Beall Survey, Abstract No. 208, City of Arlington, Tarrant County, Texas, being part of a called 11.08 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C. recorded in Instrument No. D208206601, Official Public Records of Tarrant County, Texas, said tract also being a part of Lot 7, O.D. Beall Addition, an addition to the City of Arlington, Texas according to the plat recorded in Cabinet A, Slide 7804, Map Records of Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at a 5/8” iron rod found for the southeast corner of said Lot 7 and said 11.08 acre tract, same being on the northerly right-of-way line of Interstate Highway No. 20 (a variable width right-of-way);

THENCE departing said northerly right-of-way line, with the east line of said Lot 7 and said 11.08 acre

(Exhibit A - Page 76 of 119)

EXHIBIT “A”

tract, North 00°35’08” West, a distance of 292.29 feet to a corner;

THENCE departing the east line of said Lot 7 and said 11.08 acre tract, South 89°24’52” West, a distance of 217.87 feet to a 5/8” iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE North 84°46’13” West, a distance of 370.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 05°13’47” East, a distance of 270.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 84°46’13” East, a distance of 370.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 05°13’47” West, a distance of 270.00 feet to the POINT OF BEGINNING and containing 2.293 acres or 99,900 square feet of land.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038259, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land out of the O.D. Beall Survey, Abstract No. 208, City of Arlington, Tarrant County, Texas, being part of a called 11.08 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C. recorded in Instrument No. D208206601, Official Public Records of Tarrant County, Texas, said tract also being a part of Lot 7, O.D. Beall Addition, an addition to the City of Arlington, Texas according to the plat recorded in Cabinet A, Slide 7804, Map Records of Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at a 5/8” iron rod found for the southeast corner of said Lot 7 and said 11.08 acre tract, same being on the northerly right-of-way line of Interstate Highway No. 20 (a variable width right-of-way);

THENCE departing said northerly right-of-way line, with the east line of said Lot 7 and said 11.08 acre tract, North 00°35’08” West, a distance of 292.29 feet to a corner;

THENCE departing the east line of said Lot 7 and said 11.08 acre tract, South 89°24’52” West, a distance of 217.87 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 84°46’13” West, a distance of 12.28 feet to the POINT OF BEGINNING, same being the point of curvature of a non-tangent curve to the right;

THENCE Along the arc of said curve to the right, through a central angle of 31°02’20”, having a radius of 54.00 feet, a chord bearing and distance of South 45°12’17” West, 28.90 feet and an arc length of 29.25 feet to the point of tangency of said curve;

THENCE South 60°43’27” West, a distance of 13.68 feet to the point of curvature of a curve to the left;

THENCE Along the arc of said curve to the left, through a central angle of 90°00’00”, having a radius of 30.00 feet, a chord bearing and distance of South15°43’27” West, 42.43 feet and an arc length of 47.12 feet to the point of tangency of said curve;

THENCE South 29°16’33” East, a distance of 20.00 feet to a corner;

THENCE South 60°43’27” West, a distance of 24.00 feet to a corner;

THENCE North 29°16’33” West, a distance of 20.00 feet to the point of curvature of a curve to the left;

THENCE Along the arc of said curve to the left, through a central angle of 90°00’00”, having a radius of

(Exhibit A - Page 77 of 119)

EXHIBIT “A”

30.00 feet, a chord bearing and distance of South74°16’33” West, 42.43 feet and an arc length of 47.12 feet to the point of tangency of said curve;

THENCE South 60°43’27” West, a distance of 13.68 feet to the point of curvature of a curve to the left;

THENCE Along the arc of said curve to the left, through a central angle of 29°55’03”, having a radius of 30.00 feet, a chord bearing and distance of South 45°45’56” West, 15.49 feet and an arc length of 15.66 feet to the point of tangency of said curve;

THENCE South 30°48’25” West, a distance of 20.71 feet to a corner on the south line of aforesaid Lot 7, same being in the north right-of-way line of aforesaid Interstate Highway No. 20;

THENCE with the south line of said Lot 7 and the north right-of-way line of Interstate Highway No. 20, North 59°12’10” West, a distance of 24.00 feet to a corner;

THENCE in a northeasterly direction, departing the south line of said Lot 7 and the north right-of-way line of Interstate Highway No. 20, North 30°48’25” East, a distance of 20.71 feet to the point of curvature of a curve to the right;

THENCE Along the arc of said curve to the right, through a central angle of 29°55’03”, having a radius of 54.00 feet, a chord bearing and distance of North 45°45’56” East, 27.88 feet and an arc length of 28.20 feet to the point of tangenct of said curve;

THENCE North 60°43’27” East, a distance of 111.35 feet to the point of curvature of a curve to the left;

THENCE Along the arc of said curve to the left, through a central angle of 07°19’13”, having a radius of 30.00 feet, a chord bearing and distance of North 57°03’51” East, 3.83 feet and an arc length of 3.83 feet to a corner;

THENCE South 84°46’13” East, a distance of 29.15 feet to the POINT OF BEGINNING and containing 0.131 acres or 5,689 square feet of land.

SITE 86:
TRACT 1 (Fee Simple)

BEING a tract of land situated in the N. B. Breeding Survey, Abstract Number 189, located in the City of Fort Worth, Tarrant County, Texas, and being all of Lots 11, 12 and 13, a portion of Lots 4, 5, 10 and 14 and being a portion of Lakeview Court, a 50’ wide public dedicated right of way, all as dedicated in Lake View Estates, an Addition to the City of Fort Worth, Texas, according to the Plat recorded in Volume 388-34, Page 7, Plat Records, Tarrant County, Texas (P.R.T.C.T.), said tract of land also being a portion of a called 9.285 acre tract of land conveyed to North Texas Acquisition, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208224118, Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described as follows:

BEGINNING at an 8-inch hackberry tree found for the southwest corner of said Lot 12 and the southwest corner of said 9.285 acre tract, same being an inner ell corner of Block 3-R of Jinkens Heights Addition, an Addition to the City of Fort Worth, Texas according to the Plat recorded in Volume 388-31, Page 46, P.R.T.C.T.;

THENCE North 01°09’18” West, along the west line of said Lots 12, 11 and 10, the west line of said 9.285 acre tract and the east line of Lots 20 through 25, Block 3-R of said Jinkens Heights Addition, a distance of 418.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 89°43’11” East, departing the west line of said Lot 10, the west line of said 9.285 acre tract and the east line of said Jinkens Heights Addition, crossing said Lot 10, aforesaid Lake View Court and aforesaid Lot 5, a distance of 375.09 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

(Exhibit A - Page 78 of 119)

EXHIBIT “A”

THENCE South 01°09’18” East, crossing said Lots 5, 4, Lake View Court, and aforesaid Lot 14, a distance of 404.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the south line of said Lot 14, same being on the north line of Lot 5, Block 3-R of aforesaid Jinkens Heights Addition;

THENCE South 88°08’29” West, along the south line of said Lot 14, the south line of aforesaid Lots 13 and 12 and along the north line of Lots 5 through 9, Block 3-R of said Jinkens Heights Addition, a distance of 375.00 feet to the POINT OF BEGINNING and containing 3.538 acres (154,113 square feet) of land, more or less.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038260, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the N. B. Breeding Survey, Abstract Number 189, located in the City of all of Fort Worth, Tarrant County, Texas, and being a portion of Lots 14 and 15, of Lake View Estates, an Addition to the City of Fort Worth, Texas, according to the Plat recorded in Volume 388-34, Page 7, Plat Records, Tarrant County, Texas (P.R.T.C.T.), said tract of land also being a portion of a called 9.285 acre tract of land conveyed to North Texas Acquisition, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208224118, Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found at the common easterly corner of said Lot 15, of Lake View Estates and Lot 1, Block 3-R, of Jinkens Heights Addition, an Addition to the City of Fort Worth, Texas according to the Plat recorded in Volume 388-31, Page 46, P.R.T.C.T., same being on the westerly right of way line of Farm to Market Highway Number 1220 (Boat Club Road), a called 100-foot right of way;

THENCE South 88°08’29” West, along the south line of said Lots 15 and 14 and along the north line of Lots 1 through 5, Block 3-R of said Jinkens Heights Addition, a distance of 301.83 feet to a point;

THENCE North 01°09’18” West, departing the south line of said Lot 14 and the north line of said Lot 5, a distance of 30.00 feet to a point;

THENCE North 88°08’29” East, crossing said Lots 14 and 15, a distance of 302.04 feet to a point on the easterly line of said Lot 15 and the westerly right of way line of said Farm to Market Highway Number 1220 (Boat Club Road);

THENCE South 00°45’09” East, along the easterly line of said Lot 15 and the westerly right of way line of said Farm to Market Highway Number 1220 (Boat Club Road), a distance of 30.01 feet to the POINT OF BEGINNING and containing 0.208 acres (9,058 square feet) of land, more or less.

SITE 87:

BEING a tract of land located in the Thomas Akers Survey, Abstract No. 25, Haltom City, Tarrant County, Texas, and being part of a called 22.950 acre tract of land described in a Special Warranty Deed to North Texas Acquisition, LLC, as recorded in County Clerk’s Office Instrument No. D208227232 of the Deed Records of Tarrant County, Texas, and being more particularly described by metes and bounds, as follows:

BEGINNING at a 5/8” iron rod found for the southeast corner of said 22.950 acre tract and the southwest corner of Lot 7 of said Block 1, Pitts Addition, and the Southeast corner of said Gene Snow Tract recorded in Volume 9332, Page 715 of the Deed Records of Tarrant County, Texas, and being on the northwest right-of-way line of State Highway No. 121 (a called 350’ wide right-of-way);

THENCE along the southeast line of said 22.950 acre tract and the northwest right-of-way line of said State Highway No. 121 as follows:

(Exhibit A - Page 79 of 119)

EXHIBIT “A”

South 72°27’00” West, a distance of 106.38 feet to a 1/2” iron rod found with cap stamped “BRITTIAN & CRAWFORD” at the beginning of a curve to the left;

Southwesterly, along said curve to the left, through a central angle of 03°36’16”, having a radius of 5,904.58 feet, and a chord bearing and distance of South 70°38’56” West, 371.41 feet, an arc length of 371.47 feet to a 5/8” iron rod set with cap stamped “KHA” for a corner;

THENCE North 00°42’40” East, departing the southeast line of said 22.950 acre tract and the northwest right-of-way line of said State Highway No. 121, a distance of 352.34 feet to a 5/8” iron rod set with cap stamped “KHA” for corner on the east line of Lot 13, Block 2, Daniel & Ragsdill Addition, Volume 388-2, Page 113, P.R.T.C.T.

THENCE North 75°21’40” East, departing the east line of said Lot 13, a distance of 225.55 feet to a 5/8” iron rod set with cap stamped “KHA” for corner on the east line of said 22.950 acre tract and the west line of Lot 11, Block 1 of aforesaid Pitts Addition;

THENCE North 78°36’29” East, a distance of 233.26 feet to a 5/8” iron rod found with cap stamped “WARD” for corner on the east line of said 22.950 acre tract and the west line of Lot 11, Block 1 of aforesaid Pitts Addition;

THENCE South 00°06’41” East, along the east line of said 22.950 acre tract and the west line of said Block 1, Pitts Addition, a distance of 300.23 feet to the POINT OF BEGINNING and containing 3.364 acres (146,518 square feet) of land, more or less.

SITE 88:
TRACT 1 (Fee Simple)

BEING tract of land situated in City of Arlington, Tarrant County, Texas, said tract being a portion of Lot 57-R, Toliver Acres, an addition to the City of Arlington, Tarrant County, Texas according to the plat recorded in Volume 388-75, Page 29, of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), same being part of a called 6.654 acre tract of land described in a deed to Chesapeake Exploration, LLC, as recorded in Instrument Number D209010443, of the Official Public Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch iron rod found for the southwest corner of said Lot 57-R, and being at the intersection of the east right-of-way line of Truman Street (a called 50’ wide public right-of-way) with the south right-of-way line of East North Street (a called 50’ wide public right-of-way);

THENCE North 00°13’56” East, departing the south line of said East North Street, along the common line of said Lot 57-R and Truman Street, a distance of 299.61 feet to a 1/2-inch iron rod found for the northwest corner of said Lot 57-R, said point also being the southwest corner of Lot 54-A, of Toliver Acres Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the plat recorded in Volume 388-15, Page 595, P.R.T.C.T.;

THENCE South 89°52’56” East, departing the east line of said Truman Street, along the common line of said Lot 57-R and Lot 54-A, a distance of 217.75 feet to a 1/2-inch iron rod found for the southeast corner of said Lot 54-A, and being the southwest corner of Lot 54-B of said Toliver Acres Addition (Vol 388-15, Pg 595);

THENCE South 89°47’00” East, along the common line of said Lot 57-R and Lot 54-B, a distance of 437.68 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE South 00°24’18” East, departing the common line of said Lot 57-R and Lot 54-B and generally along a chain link fence, a distance of 324.27 feet to a PK nail found in concrete for the northwest corner of Lot 58 of said Toliver Acres Addition (Vol. 388-75, Pg 29) and the northeast corner of Lot 1-R of Toliver Acres Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the plat recorded

(Exhibit A - Page 80 of 119)

EXHIBIT “A”

in Cabinet A, Slide 1403, P.R.T.C.T., same being on the southerly line of said Lot 57-R;

THENCE, westerly and southerly, along the common line of said Lot 57-R and Lot 1-R, the following courses and distances, to wit:

—	North 87°38’01” West, a distance of 110.43 feet to a 5/8-inch iron rod with cap stamped “Brittain & Crawford” found for the northern most northwest corner of said Lot 1-R;

—	South 00°09’33” West, a distance of 190.32 feet to a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for the southern most southeast corner of said Lot 57-R;

—

North 87°43’16” West, a distance of 106.37 feet to a 5/8-inch iron rod found for the southern most southwest corner of said Lot 57-R, and being in the east line of Lot 67 of Sol Davis Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the plat recorded in Cabinet B, Slide 501, P.R.T.C.T.;

THENCE North 00°16’12” East, along the common line of said Lot 57-R and Lot 67, a distance of 90.88 feet to a 1/2-inch iron rod found for the northeast corner of said Lot 67, and being the southeast corner of a tract of land as described in deed to Larry Lake, as recorded in Volume 14368, Page 171, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.);

THENCE North 00°02’08” West, along the common line of said Lot 57-R and Larry Lake tract, a distance of 99.84 feet to a 1-inch iron pipe found for the northeast corner of said Larry Lake tract;

THENCE North 87°51’48” West, continuing along the common line of said Lot 57-R and Larry Lake tract, a distance of 104.74 feet to a 1-inch iron pipe found for the northwest corner of said Larry Lake tract, and being the northeast corner of a tract of land as described in deed to Lakeway Properties, as recorded in Volume 11876, Page 1675, D.R.T.C.T.;

THENCE North 87°26’09” West, along the common line of said Lot 57-R and Lakeway Properties tract, a distance of 104.43 feet to a 1-inch iron pipe found for the northwest corner of said Lakeway Properties tract, and being the northeast corner of of Lot 4-R of Toliver Acres Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the plat recorded in Volume 388-71, Page 825, P.R.T.C.T.;

THENCE North 87°47’34” West, along the common line of said Lot 57-R and Lot 4-R, a distance of 233.34 feet to the POINT OF BEGINNING and containing 5.169 acre (225,177 square feet) of land, more or less.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038261, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in City of Arlington, Tarrant County, Texas, said tract being a portion of Lot 57-R, Toliver Acres, an addition to the City of Arlington, Tarrant County, Texas according to the plat recorded in Volume 388-75, Page 29, of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), same being part of a called 6.654 acre tract of land described in a deed to Chesapeake Exploration, LLC, as recorded in Instrument Number D209010443, of the Official Public Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at a 1/2-inch iron rod found for the northeast corner of said Lot 57-R and the southeast corner of Lot 54-B, of Toliver Acres Addition, an addition to the City of Arlington, Tarrant County, Texas, according to the plat recorded in Volume 388-15, Page 595, of the Plat Records of Tarrant County, Texas, said corner also being in the west line of North Collins Street (FM Highway No. 157, a public right-of-way);

(Exhibit A - Page 81 of 119)

EXHIBIT “A”

THENCE North 89°47’00” West, along the common line of said Lot 57-R and Lot 54-B, a distance of 211.44 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE South 00°24’18” East, departing the common line of said Lot 57-R and Lot 54-B and generally along a chain link fence, a distance of 27.64 feet to the POINT OF BEGINNING;

THENCE South 87°50’46” East, a distance of 204.29 feet to a 1/2-inch iron rod with cap stamped “Brittain & Crawford” found for corner on the east line of said Lot 57-R and the west line of North Collins Street (FM Highway No. 157);

THENCE South 02°33’18” West, along the east line of said Lot 57-R and the west line of North Collins Street (FM Highway No. 157), a distance of 30.00 feet to a corner;

THENCE North 87°50’46” West, departing the east line of said Lot 57-R and the west line of North Collins Street (FM Highway No. 157), a distance of 202.74 feet to a corner;

THENCE North 00°24’18” West, generally along a chain link fence, a distance of 30.03 feet to the POINT OF BEGINNING and containing 0.140 of an acre (6,105 square feet) of land, more or less.

SITE 89:

BEING a tract of land situated in the John Childress Survey, Abstract Number 249, and the William G. Matthews Survey, Abstract Number 1052, Tarrant County, Texas, and being a portion of the remainder of Block 6, Post Oak Village, an addition to the City of Fort Worth, Texas, recorded in Volume 388-145, Page 47, of the Plat Records of Tarrant County, Texas, and being a portion of an 8.347 acre tract of land described in the deed to North Texas Acquisition, L.L.C., recorded in County Clerk’s Instrument No. D208232442, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod (Controlling Monument) found for the northeast corner of said 8.347 acre tract and said Block 6, and being the intersection of the southerly right-of-way line of Trinity Boulevard (variable width right-of-way) and the westerly right-of-way line of Post Oak Boulevard (an 80-foot wide right-of-way);

THENCE South 89°59’28” West, a distance of 130.70 feet, along the northerly line of said Block 6, the northerly line of said 8.347 acre tract and the southerly line of said Trinity Boulevard, to a 1/2-inch iron rod found for corner, and being at the beginning of a curve to the left;

THENCE westerly, continuing along the northerly line of said Block 6, the northerly line of said 8.347 acre tract and the southerly line of said Trinity Boulevard and with said curve to the left, through a central angle of 03°51’49”, having a radius of 1800.00 feet, and a chord bearing and distance of South 88°03’34” West, 121.36 feet, an arc length of 121.38 feet to a 5/8-inch “KHA” capped iron rod set for the POINT OF BEGINNING;

THENCE departing the northerly line of said Block 6, the northerly line of said 8.347 acre tract and the southerly line of said Trinity Boulevard, across said 8.347 acre tract, the following courses an distances to wit:

—	South 04°44’11” East, a distance of 283.00 feet to a 5/8-inch “KHA” capped iron rod set for corner;
—	South 80°31’50” West, a distance of 261.00 feet to a 5/8-inch “KHA” capped iron rod set for corner;
—

North 02°49’43” West, a distance of 291.00 feet to a 5/8-inch “KHA” capped iron rod set for corner on the north line of said Block 6, the north line of said 8.347 acre tract and the southerly line of said Trinity Boulevard, and being in a non-tangent curve to the right;

(Exhibit A - Page 82 of 119)

EXHIBIT “A”

THENCE easterly, along the northerly line of said Block 6, the northerly line of said 8.347 acre tract and the southerly line of said Trinity Boulevard and with said curve to the right, through a central angle of 07°59’22”, having a radius of 1800.00 feet, and a chord bearing and distance of North 82°07’58” East, 250.80 feet, an arc length of 251.00 feet to the POINT OF BEGINNING, and containing 1.696 acres (73,887 square feet) of land, more or less.

SITE 90:

BEING a tract of land situated in the J. O’ Daniel Survey, Abstract Number 1186, located in the City of Arlington, Tarrant County, Texas, and being a part of Lot 2, J. O’ Daniel Addition, an addition to the City of Arlington, as recorded in Cabinet A, Slide 5247, of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being part of a tract of land described in Special Warranty Deed to KHC Land Investments, L.L.C., a limited liability corporation, as recorded under Instrument Number D208234353 of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), said tract being more particularly described as follows:

BEGINNING at a 5/8-inch found iron rod for the northwest corner of said Lot 2, said corner also being on the south right-of-way line of Bardin Road (120 feet wide);

THENCE North 67° 19’ 28” East, along the common line between said Lot 2 and said south right-of-way line, a distance of 413.74 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE South 00° 26’ 58” East, leaving the south right-of-way line of Bardin Road, a distance of 525.83 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE South 89° 33’ 02” West, continuing along said common line, a distance of 383.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for the southwest corner of said Lot 2 and the northwest corner of said Lot 3;

THENCE North 00° 26’ 58” West, along the west line of said Lot 2, a distance of 369.33 feet to the POINT OF BEGINNING and containing 3.935 acres (171,424 square feet) of land, more or less.

SITE 91:
TRACT 1 (Fee Simple)

BEING a tract of land situated in the George Akers Survey, Abstract Number 30, in the City of Haltom City, Tarrant County, Texas, and being a portion of a called 7.997 acre tract of land conveyed to Fort Worth Land, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208238480 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 3/8-inch iron rod found for the southeast corner of said 7.997 acre tract and the southwest corner of a called Tract 1, conveyed to the City of North Richland Hills, Texas, as evidenced in a Deed recorded in Volume 3922, Page 0621, D.R.T.C.T., same being on the north line of a tract of land conveyed to TCS 2004, LLC, as evidenced in a Deed recorded in County Clerk’s Instrument No. D206158483, D.R.T.C.T., from said corner, a found 1-inch iron rod in an east-west fence line bears South 00°07’48” East, 8.97 feet;

THENCE South 88°45’10” West, along the south line of said 7.997 acre tract and the north line of said TCS 2004, LLC tract, a distance of 493.75 feet to a corner;

THENCE North 01°14’50” West, departing the south line of said 7.997 acre tract and the north line of said TCS 2004, LLC tract, a distance of 102.03 feet to a 5/8-inch “KHA” capped iron rod set for the POINT OF BEGINNING of the herein described tract;

THENCE North 24°17’13” West, a distance of 265.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

(Exhibit A - Page 83 of 119)

EXHIBIT “A”

THENCE North 65°42’47” East, a distance of 375.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 24°17’13” East, a distance of 265.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 65°42’47” West, a distance of 375.00 feet to the POINT OF BEGINNING and containing 2.281 acres (99,375 square feet) of land, more or less.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210025989, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land situated in the George Akers Survey, Abstract Number 30, in the City of Haltom City, Tarrant County, Texas, and being a portion of a called 7.997 acre tract of land conveyed to Fort Worth Land, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208238480 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8-inch “Dunaway Assoc. LP” capped iron rod found for the northwest corner of said 7.997 acre tract, same being on the southerly right of way line of Belknap Street (State Highway 183), a variable width public right of way);

THENCE in an easterly direction, along the northerly line of said 7.997 acre tract and the southerly right of way line of Belknap Street (State Highway 183), the following:

North 66°22’45” East, a distance of 95.90 feet to a 3/4-inch iron rod found for a corner;

North 65°42’47” East, a distance of 43.03 feet to the POINT OF BEGINNING;

THENCE North 65°42’47” East, continuing along the northerly line of said 7.997 acre tract and the southerly right of way line of Belknap Street (State Highway 183), a distance of 35.12 feet to the point of curvature of a curve to the left, said curve being non-tangent at this point;

THENCE in an easterly direction, departing the northerly line of said 7.997 acre tract and the southerly right of way line of Belknap Street (State Highway 183), and along the arc of said curve to the left, through a central angle of 35°11’17”, having a radius of 30.00 feet, a chord bearing of South 87°46’47” East, a chord distance of 18.14 feet and an arc length of 18.42 feet to the point of tangency of said curve;

THENCE North 74°37’35” East, a distance of 61.13 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 24°17’13” East, a distance of 30.37 feet to a corner;

THENCE South 74°37’35” West, a distance of 65.84 feet to the point of curvature of a curve to the right;

THENCE in a westerly direction, along the arc of said curve to the right, through a central angle of 60°02’41”, having a radius of 60.00 feet, a chord bearing of North 75°21’05” West, a chord distance of 60.04 feet and an arc length of 62.88 feet to the POINT OF BEGINNING and containing 0.072 of an acre (3,136 square feet) of land, more or less.

SITE 92:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the WILLIAM STEPHENS SURVEY, Abstract No. 1429 and the

(Exhibit A - Page 84 of 119)

EXHIBIT “A”

RACHEL MEDLIN SURVEY, Abstract No. 1044, in the City of Arlington, Tarrant County, Texas, and being a portion of a called 5.69 net acre tract described in a Special Warranty Deed to North Texas Acquisition, L.L.C., recorded in County Clerk’s Instrument No. D208249458 of the Deed Records Tarrant County, Texas, (D.R.T.C.T.), also being a portion of Lot 33-R-1D1 of the WILLIAM STEPHENS ADDITION, an addition to the City of Arlington as recorded in Cabinet A, Slide 7772 of the Plat Records of Tarrant County, Texas, (P.R.T.C.T.) and being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod found for the southeast corner of said 5.69 net acre tract, same being in the north right-of-way line of S.W. GREEN OAKS BOULEVARD (120-foot wide public right-of-way ), said point being the southeast corner of Lot 33-R-1D3 of said WILLIAM STEPHENS ADDITION;

THENCE NORTH, departing the north right-of-way line of said S.W. GREEN OAKS BOULEVARD, along the east line of said 5.69 net acre tract, the east line of said Lot 33-R-1D3, passing at 78.57 feet the northeast corner of said Lot 33-R-1D3 and the southeast corner of aforesaid Lot 33-R-1D1, continuing for a total distance of 211.72 feet to a 5/8-inch iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE WEST, leaving the east line of said 5.69 net acre tract, the east line of said Lot 33-R-1D1, passing at a distance of 191.46 a 5/8-inch iron rod at the northeast corner of Lot 33-R-1D2 of said WILLIAM STEPHENS ADDITION, for a total distance of 467.19 feet to an “X” found for corner at the northwest corner of said Lot 33-R-1D2, and the most southerly, southwest corner of said 5.69 net acre tract, same being the southeast corner of Lot 33-R-1 of WILLIAM STEPHENS ADDITION, an addition to the City of Arlington as recorded in Volume 388-197, Page 45, P.R.T.C.T.;

THENCE North 00°04’37” West, along the easterly common line of said Lot 33-R-1 and Lot 33-R-1D1, a distance of 133.33 feet to a 1/2-inch iron rod found at the northeast corner of said Lot 33-R-1;

THENCE North 89°55’27” East, across said Lot 33-R-1D1, a distance of 65.37 feet to an “X” set for corner;

THENCE NORTH, continuing across said Lot 33-R-1D1, a distance of 235.38 feet to a 5/8-inch iron rod with “KHA” cap to be set for corner, said point being on the common line of said Lot 33-R-1D1 and Lot 33-R-1C of the WILLIAM STEPHENS ADDITION, an addition to the City of Arlington as recorded in Cabinet A, Slide 2605, P.R.T.C.T., same being on the north line of aforesaid 5.69 net acre tract;

THENCE EAST, along the north line of said 5.69 net acre tract, and along the common line of said Lot 33-R-1D1 and Lot 33-R-1C, a distance of 402.00 feet to a 1/2-inch iron rod found for corner, said point being the northeast corner of said Lot 33-R-1D1 and said 5.69 net acre tract;

THENCE SOUTH, departing the common line of said Lot 33-R-1D1 and Lot 33-R-1C, along the east line of said Lot 33-R-1D1 and the east line of said 5.69 net acre tract, a distance of 368.79 feet to the POINT OF BEGINNING and containing 3.603 acres (156,961 sq. ft.) of land, more or less.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210025990, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land situated in the WILLIAM STEPHENS SURVEY, Abstract No. 1429, in the City of Arlington, Tarrant County, Texas, and being a portion of a called 5.69 net acre tract described in a Special Warranty Deed to North Texas Acquisition, L.L.C., recorded in County Clerk’s Instrument No. D208249458 of the Deed Records Tarrant County, Texas, (D.R.T.C.T.), also being a portion of Lot 33-R-1D1 and Lot 33-R-1D3 of the WILLIAM STEPHENS ADDITION, an addition to the City of Arlington as recorded in Cabinet A, Slide 7772 of the Plat Records of Tarrant County, Texas, (P.R.T.C.T.) and being more particularly described as follows:

(Exhibit A - Page 85 of 119)

EXHIBIT “A”

COMMENCING at a 1/2-inch iron rod found for the southeast corner of said Lot 33-R-1D3, same being on the north right-of-way line of SW. Green Oaks Boulevard (a called 120’ wide public right-of-way);

THENCE North 89°55’09” West, along the south line said Lot 33-R-1D3 and the north right-of-way line of SW. Green Oaks Boulevard, a distance of 132.87 feet to the POINT OF BEGINNING;

THENCE North 89°55’09” West, continuing along the south line said Lot 33-R-1D3 and the north right-of-way line of SW. Green Oaks Boulevard, a distance of 30.00 feet to a corner;

THENCE North 00°04’51” East, departing the south line said Lot 33-R-1D3 and the north right-of-way line of SW. Green Oaks Boulevard, a distance of 20.63 feet to a corner;

THENCE North 15°31’58” West, a distance of 66.54 feet to a corner;

THENCE North, a distance of 126.75 feet to a corner;

THENCE East, a distance of 30.00 feet to a corner;

THENCE South, a distance of 122.66 feet to a corner;

THENCE South 15°31’58” East, a distance of 66.56 feet to a corner;

THENCE South 00°04’51” West, a distance of 24.74 feet to the POINT OF BEGINNING and containing 0.147 acre (6,418 square feet) of land, more or less.

SITE 93:

BEING a tract of land situated in the G.W. Main Survey, Abstract Number 1099, City of Arlington, Tarrant County, Texas, and being a portion of Lot C of G.W. MAIN ADDITION, an addition to the City of Arlington, Tarrant County, Texas, according to the Plat thereof recorded in Volume 388-102, Page 49 of the Plat Records of Tarrant County, Texas, same being all of a called 2.877 acre tract of land described in a Special Warranty Deed to Trinity River Real Estate, L.L.C., recorded under Instrument Number D208258053 of the Deed Records of Tarrant County, Texas, (D.R.T.C.T.), and being all of a called 2.469 acre tract of land described in a Special Warranty Deed to Trinity River Real Estate, L.L.C., recorded under Instrument Number D208258054, D.R.T.C.T., and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the southwest corner of said 2.469 acre tract and the southeast corner of Lot 4 of the James T. Turner Addition, an addition to the City of Arlington, as recorded in Volume 388-101, Page 50 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being on the north line of Block 1 of Oak Branch Estates Addition, an addition to the City of Arlington, as recorded in Volume 388-124, Page 36, P.R.T.C.T.;

THENCE in a northerly direction, along the east line of said Lot 4 and the west line of said 2.469 acre tract, the following:

North 16°55’01” West, a distance of 137.00 feet to a 1/2-inch iron rod found for a corner;

North 62°54’01” West, a distance of 57.00 feet to a 1/2-inch iron rod found for a corner;

North 48°46’01” West, a distance of 147.50 feet to a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for a corner;

North 22°47’01” West, a distance of 84.30 feet to a 5/8-inch iron rod found for the northwest corner of said 2.469 acre tract, same being on the curving southerly right of way line of Pleasant Ridge Road (a variable width right of way) as described in a Right of Way Easement recorded in Volume 7422, Page 710, D.R.T.C.T., said curve being a non-tangent curve to the left;

(Exhibit A - Page 86 of 119)

EXHIBIT “A”

THENCE in an easterly direction, along the northerly line of said 2.469 acre tract and along the southerly right of way line of Pleasant Ridge Road as described in said Volume 7422, Page 710 and along the arc of said curve to the left, through a central angle of 12°32’04”, having a radius of 1045.00 feet, a chord bearing of North 77°52’35” East, a chord distance of 228.16 feet and an arc length of 228.61 feet to the east corner of said Volume 7422, Page 710;

THENCE North 88°14’34” East, continuing along the northerly line of said 2.469 acre tract and the occupied southerly right of way line of said Pleasant Ridge Road, a distance of 10.14 feet to a corner;

THENCE North 58°40’34” East, continuing along the northerly line of said 2.469 acre tract and the occupied southerly right of way line of said Pleasant Ridge Road, a distance of 14.15 feet to the west corner of Pleasant Ridge Road (a variable width right of way) as described in a Right of Way Easement recorded in Volume 7422, Page 697, D.R.T.C.T., same being the point of curvature of a non-tangent curve to the left;

THENCE in an easterly direction, along the northerly line of said 2.469 acre tract, the northerly line of aforesaid 2.877 acre tract, the southerly right of way line of Pleasant Ridge Road as described in said Volume 7422, Page 697 and the southerly right of way line of Pleasant Ridge Road as described in a Right of Way Easement recorded in Volume 7422, Page 707, D.R.T.C.T., and along the arc of said curve to the left, through a central angle of 08°05’27”, having a radius of 1045.00 feet, a chord bearing of North 66°16’30” East, a chord distance of 147.44 feet and an arc length of 147.57 feet to a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the end of said curve;

THENCE North 62°13’46” East, contining along the northerly line of said 2.877 acre tract and the southerly right of way line of Pleasant Ridge Road as described in said Volume 7422, Page 707, a distance of 210.39 feet to a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the point of curvature of a curve to the right;

THENCE in an easterly direction, contining along the northerly line of said 2.877 acre tract and the southerly right of way line of Pleasant Ridge Road as described in said Volume 7422, Page 707 and along the arc of said curve to the right, through a central angle of 04°00’54”, having a radius of 1000.00 feet, a chord bearing of North 64°14’13” East, a chord distance of 70.06 feet and an arc length of 70.07 feet to a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the northeast corner of said 2.877 acre tract, same being on the east line of Lot C of aforesaid G. W. Main Addition;

THENCE South 01°46’26” East, departing the southerly right of way line of said Pleasant Ridge Road, along the east line of said 2.877 acre tract and the east line of said Lot C, a distance of 572.64 feet to a 5/8-inch iron rod with cap stamped “Dunaway Assoc. LP” found for the southeast corner of said 2.877 acre tract and the southeast corner of said Lot C;

THENCE South 89°34’59” West, along the south line of said Lot C, the south line of said 2.877 acre tract and the south line of aforesaid 2.469 acre tract, a distance of 413.09 feet to the POINT OF BEGINNING and containing 5.347 acres (232,869 square feet) of land, more less.

SITE 94:
TRACT 1 (Fee Simple)
BEING a tract of land out of the Thomas McCanne Survey Abstract No. 1033, City of Fort Worth, Tarrant County, Texas, being part of a called 10.42 acre tract of land described as “Tract 1” and a called 2.200 acre tract of land described as “Tract 2” in Special Warranty Deed to Fort Worth Land, L.L.C., recorded in Instrument No. D208263998, Official Public Records of Tarrant County, Texas, said tract also being part of Lot 15 and Lot 16, Block 1, Santa Fe Industrial Addition, an addition to the City of Fort Worth, Texas according to the plat recorded in Cabinet A, Page 3747, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set in the west line of said Fort Worth Land, L.L.C. tract; from said point A 1/2” iron rod found in the north right-of-way line of West Seminary Drive (an 80-foot wide

(Exhibit A - Page 87 of 119)

EXHIBIT “A”

right-of-way) bears South 00°11’35” West, a distance of 206.16 feet; said point being the southwest corner of said Fort Worth Land L.L.C. tract;

THENCE North 00°11’35” East, a distance of 411.19 feet to a 5/8” iron rod with “KHA” cap set for corner in the south line of a Railroad Easement and Right-of-Way described as “Tract E” recorded in Volume 5268, Page 831, Deed Records of Tarrant County, Texas; said point being the beginning of a non-tangent curve to the right having a radius of 387.85 feet, a central angle of 09°26’03”, a chord bearing and distance of South 76°01’05” East, 63.79 feet; from said point, a 1/2” iron rod found bears North 89°47’ East, a distance of 0.3 feet;

THENCE with the south line of said Railroad Easement and Right-of-Way the following courses and distances:

In a southeasterly direction with said curve, an arc distance of 63.86 feet to a 1/2” iron rod found at the beginning of a non-tangent curve to the left having a radius of 407.85 feet, a central angle of 18°36’12”, a chord bearing and distance of South 80°27’21” East, 131.84 feet;

In a southeasterly direction, with said curve, an arc distance of 132.42 feet to a 5/8” iron rod with “KHA” cap set for corner in the east line of said Lot 16 and the east line of said Tract 2;
North 00°11’35” East, a distance of 41.30 feet to a 5/8” iron rod with “KHA” cap set for corner;
South 89°46’00” East, a distance of 127.96 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE departing said south right-of-way line, South 00°11’35” West, a distance of 416.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 89°46’00” West, a distance of 320.00 feet to the POINT OF BEGINNING and containing 2.937 acres or 127,951 square feet of land.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210025991, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land out of the Thomas McCanne Survey Abstract No. 1033, City of Fort Worth, Tarrant County, Texas, being part of a called 10.42 acre tract of land described as “Tract 1” in Special Warranty Deed to Fort Worth Land, L.L.C., recorded in Instrument No. D208263998, Official Public Records of Tarrant County, Texas, said tract also being part of Lot 15, Block 1, Santa Fe Industrial Addition, an addition to the City of Fort Worth, Texas according to the plat recorded in Cabinet A, Page 3747, Plat Records of Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a 1/2” iron rod found in the north right-of-way line of West Seminary Drive (an 80-foot wide right-of-way); said point being the southwest corner of said Fort Worth Land L.L.C. tract;

THENCE South 89°46’00” East, with said north right-of-way line, a distance of 149.00 feet to the POINT OF BEGINNING;

THENCE departing said north right-of-way line, North 00°14’00” East, a distance of 206.16 feet to a point for corner;

THENCE South 89°46’00” East, a distance of 30.00 feet to a point for corner;

THENCE South 00°14’00” West, a distance of 206.16 feet to a point for corner in said north right-of-way line;

THENCE with said north right-of-way line, North 89°46’00” West, a distance of 30.00 feet to the POINT OF BEGINNING and containing 0.142 acres or 6,185 square feet of land.

(Exhibit A - Page 88 of 119)

EXHIBIT “A”

SITE 95:
BEING a tract of land situated in the P. Pate Survey, Abstract Number 1202, in the City of Fort Worth, Tarrant County, Texas, being a portion of Lot B-R-1, Block 1, RIDGMAR PLAZA, an addition to the City of Fort Worth, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-106, Page 17 of the Plat Records of Tarrant County, Texas, being a portion of a tract of land described in Deed to Fort Worth Land, L.L.C., recorded under Instrument Number D208266010 of the Official Records of Tarrant County, Texas and being more particularly described by metes and bounds as follows:

BEGINNING at a 3/4-inch iron rod found for the intersection of the south right-of-way line of Plaza Parkway (a called108-foot wide public right-of-way) and the east right-of-way line of Ridgmar Boulevard (a called 80-foot wide public right-of-way) and the northwest corner of Lot B-R-1, Block 1;

THENCE with the south right-of-way line of Plaza Parkway, the following courses and distances to wit:

—	North 74°45’45” East, a distance of 8.00 feet to a 3/4-inch iron rod found for the beginning of a curve to the right;
—

Easterly, with said curve to the right, through a central angle of 14°24’40”, having a radius of 937.48 feet, and a chord bearing and distance of North 81°58’05” East, 235.18 feet, an arc length of 235.80 feet to a 5/8-inch iron rod found for corner;

—

North 89°10’25” East, a distance of 362.20 feet to a 3/4-inch iron rod found for the intersection of the south right-of-way line of Plaza Parkway and the west right-of-way line of Ridgmar Plaza (a called 144-foot wide public right-of-way) for the beginning of a non-tangent curve to the right;

THENCE with said curve to the right, through a central angle of 01°06’53”, having a radius of 5834.79 feet, and a chord bearing and distance of South 06°12’34” East, 113.53 feet, an arc length of 113.53 feet to a 5/8-inch iron rod with plastic “KHA” cap set for corner;

THENCE leaving the west right-of-way line of Ridgmar Plaza and crossing said Lot B-R-1, Block 1, the following courses and distances to wit:

—	South 89°10’25” West, a distance of 86.42 feet to a PK nail set for corner;
—	South 00°49’35” East, a distance of 15.00 feet to a PK nail set for corner;
—	South 89°10’25” West, a distance of 115.76 feet to a PK nail set for corner
—	South 00°47’53” East, a distance of 122.00 feet to a 3/4-inch iron rod for the northeast corner of Lot A-R, Block 1 of said RIDGMAR PLAZA;

THENCE South 89°11’33” West, with the common line of Lot B-R-1 and Lot A-R, Block 1, a distance of 324.10 feet to a 1-inch iron rod found in the east right-of-way line of Ridgmar Boulevard;

THENCE North 22°46’15” West, with the east right-of-way line of Ridgmar Boulevard, a distance of 201.14 feet to a 3/4-inch iron rod found for the beginning of a curve to the right;

THENCE with said curve to the right, through a central angle of 1°20’50”, having a radius of 1454.34 feet, and a chord bearing and distance of North 22°05’50” West, 34.20 feet, an arc length of 34.20 feet to the POINT OF BEGINNING and containing 2.637 acres, (114,885 square feet) of land, more or less.

SITE 96:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the J. M. Henderson Survey, Abstract Number 696, City of Arlington, Tarrant County, Texas, and being a portion of Lot 57-R1 of LOTS 56-R1 and 57-R1, J.M. HENDERSON ADDITION, an addition to the City of Arlington, Tarrant County, Texas, according to the amended plat thereof recorded in Cabinet A, Slide 8716 of the Plat Records of Tarrant County, Texas, same being a portion of a called 6.383 acre tract of land described in deed to Chesapeake Land Company, LLC, recorded in Instrument Number D208278087, of the Official Public Records, Tarrant County, Texas, and being more particularly described as follows:

(Exhibit A - Page 89 of 119)

EXHIBIT “A”

COMMENCING at a 5/8-inch iron rod with cap stamped “Dunaway Assoc, L.P.” found for the southeast corner of said 6.383 acre tract, same being at the intersection of the south line of said Lot 57-R1 and the northwesterly right-of-way line of North Center Street (a 60-foot wide public right-of-way);

THENCE South 89°06’17” West, departing the northwesterly right-of-way line of said North Center Street, along the south line of said 6.383 acre tract and the south line of said Lot 57-R1, a distance of 302.21 feet to a 2” x 2” wrought iron fence post for corner;

THENCE South 89°12’45” West, continuing along the south line of said 6.383 acre tract and the south line of said Lot 57-R1, a distance of 16.18 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for the POINT OF BEGINNING;

THENCE South 89°12’45” West, continuing along the south line of said 6.383 acre tract and the south line of said Lot 57-R1, a distance of 26.09 feet to a point for corner, from said point, a found 1/2-inch iron rod bears North 24°45’24” West, a distance of 0.25 feet;

THENCE South 89°30’01” West, continuing along the south line of said 6.383 acre tract and the south line of said Lot 57-R1, a distance of 420.91 feet to a 1/2-inch iron rod found for the southwest corner of said 6.383 acre tract and the southwest corner of said Lot 57-R1;

THENCE North 00°35’44” West, along the west line of said 6.383 acre tract and the west line of said Lot 57-R1, a distance of 338.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for corner;

THENCE North 89°59’40” East, departing the west line of said 6.383 acre tract and the west line of said Lot 57-R1, across said Lot 57-R1, a distance of 452.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for corner;

THENCE South 00°15’30” West, continuing across said Lot 57-R1, a distance of 334.00 feet to the POINT OF BEGINNING, and containing 3.468 acres (151,054 square feet), of land, more or less.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038262, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land situated in the J. M. Henderson Survey, Abstract Number 696, City of Arlington, Tarrant County, Texas, and being a portion of Lot 57-R1 of LOTS 56-R1 and 57-R1, J.M. HENDERSON ADDITION, an addition to the City of Arlington, Tarrant County, Texas, according to the amended plat thereof recorded in Cabinet A, Slide 8716 of the Plat Records of Tarrant County, Texas, same being a portion of a called 6.383 acre tract of land described in deed to Chesapeake Land Company, LLC, recorded in Instrument Number D208278087, of the Official Public Records, Tarrant County, Texas, and being more particularly described as follows:

COMMENCING at a 5/8-inch iron rod with cap stamped “Dunaway Assoc, L.P.” found for the southeast corner of said 6.383 acre tract, same being at the intersection of the south line of said Lot 57-R1 and the northwesterly right-of-way line of North Center Street (a 60-foot wide public right-of-way), said point being in a curve to the right;

THENCE northeasterly, with said curve to the right, along the northwesterly right-of-way line of said North Center Street, through a central angle of 00°26’27”, having a radius of 640.00 feet, and a chord bearing and distance of North 40°56’37” East, 4.92 feet, an arc length of 4.92 feet to the POINT OF BEGINNING;

THENCE North 47°29’35” West, departing the northwesterly right-of-way line of said North Center Street, across said 6.383 acre tract, a distance of 23.77 feet to a point for corner;

(Exhibit A - Page 90 of 119)

EXHIBIT “A”

THENCE South 89°06’17” West, continuing across said 6.383 acre tract, a distance of 304.00 feet to a point for corner;

THENCE North 00°15’30” East, continuing across said 6.383 acre tract, a distance of 30.01 feet to a point for corner;

THENCE North 89°06’17” East, continuing across said 6.383 acre tract, passing at a distance of 229.37 feet, a 5/8-inch iron rod found for a corner of said 6.383 acre tract, continuing for a total distance 366.99 feet to a 5/8-inch iron rod with cap found for corner, said point being on the northwesterly right-of-way line of said North Center Street, and being in a curve to the left;

THENCE southwesterly, with said curve to the left, along the northwesterly right-of-way line of said North Center Street, through a central angle of 05°52’04”, having a radius of 640.00 feet, and a chord bearing and distance of South 44°05’53” West, 65.52 feet, an arc length of 65.55 feet to the POINT OF BEGINNING, and containing 0.248 acres (10,807 square feet) of land, more or less.

SITE 97:
BEING a tract of land out of the E. S. Harris Survey, Abstract No. 688, City of Fort Worth, Tarrant County, Texas, being all of a called 2.707 acre tract of land described in Special Warranty Deed to Trinity River Real Estate, L.L.C. recorded in Instrument No. D208283648, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a1/2” iron rod found in the east right-of-way line of Old University Drive (a variable width public right-of-way); said point being the southwest corner of Lot 1, Block 1, River Plaza Complex, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume 388-99, Page 2, Plat Records of Tarrant County, Texas;

THENCE departing said east right-of-way line and with the south line of said lot 1, South 57°53’14” East, a distance of 280.97 feet to a PK nail set for corner; from said point a “X” cut in concrete found at the southernmost southeast corner of said Lot 1 and the northwest corner of Lot 2 of said Block 1 bears South 57°53’14” East, a distance of 57.00 feet;

THENCE departing said south line, South 03°25’05” West, a distance of 164.41 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 86°47’18” West, a distance of 279.41 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 56°34’42” West, a distance of 62.87 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 15°03’35” West, a distance of 37.44 feet to a 5/8” iron rod with “KHA” cap set for corner in said east right-of-way line of Old University Drive; from said point, a 1/2” iron rod found at the southwest corner of said Trinity River Real Estate, L.L.C. tract bears South 26°27’31” West, a distance of 101.10 feet;

THENCE with said east right-of-way line, North 26°27’31” East, a distance of 253.61 feet to the POINT OF BEGINNING and containing 1.700 acres or 74,040 square feet of land.

SITE 98:
BEING a tract of land situated in the B.B.B. & C.R.R. Survey, Abstract Number 89, Johnson County, Texas, and being all of Lot 1, Block A of Ensign-Bickford North Addition, an Addition to the City of Cleburne, Texas, according to the Map or Plat thereof recorded in Slide D, Volume 10, Page 165, of the Plat Records of Johnson County, Texas, and being a portion of a called 48.75 acre tract as described in a Special Warranty Deed to Fort Worth Land, LLC, recorded in Volume 4260, Page 774, of the Deed Records of Johnson County, Texas, and being more particularly described as follows:

(Exhibit A - Page 91 of 119)

EXHIBIT “A”

BEGINNING at a 5/8-inch iron rod with cap stamped “KHA” set for the southeast corner of said Lot 1, Block A, same being on the north line of Supreme Addition, an Addition to the City of Cleburne, Texas, according to the Map or Plat thereof recorded in Volume 7, Page 54 of the Plat Records of Johnson County, Texas, said corner also being a south common corner of said Lot 1 and Lot 2, Block A of said Ensign-Bickford North Addition;

THENCE South 89°27’09” West, along the south line of said Lot 1 and the north line of said Supreme Addition, a distance of 335.26 feet to a 1/2-inch iron rod found for a southwest corner of said Lot 1 and the northwest corner of said Supreme Addition, same being on the northeast right-of-way line of County Road 1022 (Pipeline Road) a called 60’ wide right-of-way;

THENCE North 43°47’51” West, along the southwest line of said Lot 1 and the northeast right-of-way line of said County Road 1022 (Pipeline Road), a distance of 277.07 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for the west corner of said Lot 1, same being a south common corner of said Lot 1 and aforesaid Lot 2, Block A;

THENCE North 28°28’07” East, departing the northeast right-of-way line of said County Road 1022 (Pipeline Road) and along the common line of said Lots 1 and 2, a distance of 348.19 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for the northwest corner of said Lot 1;

THENCE South 63°16’01” East, continuing along the common line of said Lots 1 and 2, a distance of 401.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for the northeast corner of said Lots 1 and 2;

THENCE South 00°30’56” East, continuing along the common line of said Lots 1 and 2, a distance of 322.50 feet to the POINT OF BEGINNING and containing 4.323 acres (188,302 square feet) of land, more or less.

SITE 99:
TRACT 1 (Fee Simple)
BEING a tract of land out of the N.B. Breeding Survey Abstract No. 189, City of Fort Worth, Tarrant County, Texas, being part of a called 39.12 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C. recorded in Instrument No. D208294744, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8” iron rod with “KHA” cap set in the north line of said Fort Worth Land, L.L.C. tract; from said point, the northwest corner of said Fort Worth Land L.L.C. tract bears South 88°54’09” West, a distance of 526.44 feet;

THENCE with said north line, North 88°54’09” East, a distance of 370.74 feet to a 5/8” iron rod with cap found for corner at the southernmost southwest corner of a tract of land described in Warranty Deed to Bennie G. Boone recorded in Volume 4591, Page 52, Deed Records of Tarrant County, Texas;

THENCE with a south line of said Boone tract, South 89°55’50” East, a distance of 78.98 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South, a distance of 487.31 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE West, a distance of 449.66 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North, a distance of 480.30 feet the POINT OF BEGINNING and containing 5.001 acres or 217,846 square feet of land.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed

(Exhibit A - Page 92 of 119)

EXHIBIT “A”

for record February 4, 2010 and recorded in/under Document No. D210026001, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land out of the N.B. Breeding Survey Abstract No. 189, City of Fort Worth, Tarrant County, Texas, being part of a called 39.12 acre tract of land described in Special Warranty Deed to Fort Worth Land, L.L.C. recorded in Instrument No. D208294744, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a 5/8” iron rod with “KHA” cap set at the southernmost southwest corner of a tract of land described in Warranty Deed to Bennie G. Boone recorded in Volume 4591, Page 52, Deed Records of Tarrant County, Texas;

THENCE with the south line of said Boone tract, North 89°55’50” West, a distance of 111.54 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE departing the south line of said Boone tract, South, a distance of 207.31 feet to the POINT OF BEGINNING;

THENCE the following courses and distances to wit:

East, a distance of 86.16 feet to the beginning of a tangent curve to the left having a radius of 55.00 feet, a central angle of 89°51’33”, a chord bearing and distance of North 45°04’13” East, 77.69 feet;

Northeasterly, with said curve, an arc distance 86.26 feet to a point for corner;

North 00°08’27” East, a distance of 642.48 feet to a point for the beginning of a tangent curve to the right with a radius of 60.00 feet, a central angle of 39°36’15”, and a chord bearing and distance of North 19°56’34” East, 40.65 feet;

Northeasterly, with said curve, an arc distance of 41.47 feet to a point for corner;
North 39°44’42” East, a distance of 36.50 feet to a point for corner in the south right-of-way of Roxanne Way (56’ wide public right-of-way);

THENCE with said south right-of-way line, the following courses and distances to wit:

South 49°03’29” East, a distance of 4.81 feet to a point for the beginning of a tangent curve to the left with a radius of 488.00 feet, a central angle of 2°57’30”, and a chord bearing and distance of South 50°32’15” East, 25.19 feet;

Southeasterly, with said curve, an arc distance of 25.20 feet to a point for corner;

THENCE leaving said south right-of-way line, the following courses and distances to wit:

South 39°44’42” West, a distance of 36.52 feet to a point for the beginning of a tangent curve to the left with a radius of 30.00 feet, a central angle of 39°36’15”, and a chord bearing and distance of South 19°56’34” West, 20.33 feet;

Southwesterly, with said curve, an arc distance of 20.74 feet to a point for corner;

South 00°08’27” West, a distance of 642.48 feet to a point for the beginning of a tangent curve to the right with a radius of 85.00 feet, a central angle of 89°51’33”, and a chord bearing and distance of South 45°04’13” West, 120.06 feet;

Southwesterly, with said curve, an arc distance of 133.31 feet to a point for corner;
West, a distance of 86.16 feet to a point for corner;
North, a distance of 30.00 feet to the POINT OF BEGINNING and containing 0.624 acre or 27,177 square feet of land.

SITE 100:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the John Davis Survey, Abstract No. 418, in the City of Fort Worth, Tarrant County, Texas, and being a portion of Block 2, A.H. Fish Addition, an addition to the City of Fort Worth, recorded in Volume 388-L, Page 60, in the Plat Records of Tarrant County, Texas, and being a portion of a tract of land conveyed to Fort Worth Land, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s File No. D208293962 in the Deed Records of Tarrant County, Texas, and

(Exhibit A - Page 93 of 119)

EXHIBIT “A”

being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod found for the northeast corner of said Block 2, same being on the westerly right-of-way line of Mitchell Boulevard (a 100’ wide right-of-way);

THENCE South 28°00’00” East, along the easterly line of said Block 2 and the westerly right-of-way line of said Mitchell Boulevard, a distance of 141.67 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the POINT OF BEGINNING;

THENCE South 28°00’00” East, continuing along the easterly line of said Block 2 and the westerly right-of-way line of said Mitchell Boulevard, a distance of 14.26 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE South 00°22’11” East, departing the easterly line of said Block 2 and the westerly right-of-way line of said Mitchell Boulevard, a distance of 362.36 feet to a PK nail set for a corner;

THENCE South 89°37’49” West, a distance of 250.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE North 00°22’11” West, a distance of 375.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE North 89°37’49” East, a distance of 243.38 feet to the POINT OF BEGINNING and containing 2.151 acres (93,708 square feet) of land, more or less.

TRACT 2 (Easement Estate)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210026002, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the John Davis Survey, Abstract No. 418, in the City of Fort Worth, Tarrant County, Texas, and being a portion of Block 2, A.H. Fish Addition, an addition to the City of Fort Worth, recorded in Volume 388-L, Page 60, in the Plat Records of Tarrant County, Texas, and being a portion of a tract of land conveyed to Fort Worth Land, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s File No. D208293962 in the Deed Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found for the northeast corner of said Block 2, same being on the westerly right-of-way line of Mitchell Boulevard (a 100’ wide right-of-way);

THENCE South 28°00’00” East, along the easterly line of said Block 2 and the westerly right-of-way line of said Mitchell Boulevard, a distance of 34.64 feet to a corner;

THENCE South 32°00’00” West, departing the easterly line of said Block 2 and the westerly right-of-way line of said Mitchell Boulevard, a distance of 73.97 feet to a corner;

THENCE South 00°22’11” East, a distance of 32.35 feet to a corner;

THENCE South 89°37’49” West, a distance of 30.00 feet to a corner;

THENCE North 00°22’11” West, a distance of 41.05 feet to a corner;

THENCE North 32°00’00” East, a distance of 100.00 feet to the POINT OF BEGINNING and containing 0.085 of an acre (3,711 square feet) of land, more or less.

(Exhibit A - Page 94 of 119)

EXHIBIT “A”

Site 101:
BEING a tract of land situated in the S. P. Loving Survey, Abstract Number 943, City of Fort Worth, Tarrant County, Texas, being a portion of Lot A, Block 1 of JIM ELLIS INDUSTRIAL ADDITION, an addition to the City of Fort Worth, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-F, Page 397 of the Plat Records of Tarrant County, Texas, same being a portion of the 3.999 acre tract of land described in Deed to Fort Worth Land, L.L.C., recorded under Instrument Number D208294158 of the Official Public Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with “SURVCON INC.” cap found at the intersection of the north right-of-way line of East Dewitt Drive (a 50-foot wide public right-of-way) and the east right-of-way line of Yuma Street (a 60-foot wide public right-of-way) for the southwest corner of said Lot A, Block 1 and the beginning of a curve to the right, same being the southwest corner of said 3.999 acre tract;

THENCE with said east right-of-way line of Yuma Street, the west line of said Lot A and the west line of said 3.999 acre tract and along said curve to the right, through a central angle of 02°03’27”, having a radius of 2260.40 feet, and a chord bearing and distance of North 01°34’16” West, 81.17 feet, an arc length of 81.17 feet to a 5/8-inch iron rod with plastic “SURVCON INC.” cap found for corner;

THENCE North 00°32’33” West, continuing with the east right-of-way line of Yuma Street, the west line of said Lot A and the west line of said 3.999 acre tract, a distance of 229.03 feet to a 5/8-inch iron rod with plastic “KHA” cap for corner;

THENCE North 89°27’27” East, leaving the east right-of-way line of Yuma Street, the west line of said Lot A and the west line of said 3.999 acre tract, a distance of 314.92 feet to a 5/8-inch iron rod with plastic “KHA” cap set for corner;

THENCE South 00°32’33” East, a distance of 377.00 feet to a 5/8-inch iron rod with plastic “KHA” cap set for corner in the north right-of-way line of East Dewitt Drive, same being on the south line of said Lot A and the south line of said 3.999 acre tract;

THENCE North 78°30’33” West, with the north right-of-way line of East Dewitt Drive, the south line of said Lot A and the south line of said 3.999 acre tract, a distance of 320.51 feet to the POINT OF BEGINNING and containing 2.482 acres (108,117 square feet) of land, more or less.

SITE 102:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the P. Caldwell Survey, Abstract Number 364, located in the City of Arlington, Tarrant County, Texas, being a part of Lot 2R1, Block CR, Pioneer Village, an addition to the City of Arlington, according to the plat recorded in Cabinet A, Slide 3812, Plat Records of Tarrant County (P.R.T.C.T.), Texas and being a portion of a called 20.629 acre tract of land as described in a Special Warranty Deed to North Texas Acquisition, L.L.C., recorded under Instrument Number D208306504, Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8-inch found iron rod with yellow cap stamped “RPLS 1890” for the most westerly southwest corner of said Lot 2R1, Block CR, Pioneer Village, the northwest corner of Lot 1R1, Block B, Pioneer Village, an addition to the City of Arlington, according to the plat recorded in Cabinet A, Slide 3285, Plat Records of Tarrant County, Texas, being in the east line of Block E, Forum Village Addition, an addition to the City of Arlington, according to the plat recorded in Volume 388-108, Page 44, Plat Records of Tarrant County, Texas, same being the most westerly, southwest corner of said 20.629 acre tract;

THENCE North 00° 06’ 14” West, along the east line of Blocks E & C of said Forum Village Addition, the west line of said Lot 2R1, Block CR, Pioneer Village and the west line of said 20.629 acre tract, a distance of 400.36 feet to a 5/8-inch iron rod set with cap stamped “KHA” for the POINT OF BEGINNING;

(Exhibit A - Page 95 of 119)

EXHIBIT “A”

THENCE North 00° 06’ 14” West, continuing along the east line of Block C of said Forum Village Addition, the west line of said Lot 2R1, Block CR, Pioneer Village and the west line of said 20.629 acre tract, a distance of 400.00 feet to a 5/8-inch iron rod set with cap stamped “KHA” for corner;

THENCE North 89° 53’ 46” East, departing the east line of Block C of said Forum Village Addition, the west line of said Lot 2R1, Block CR, Pioneer Village and the west line of said 20.629 acre tract, a distance of 400.00 feet to a 5/8-inch iron rod set with cap stamped “KHA” for corner;

THENCE South 00° 06’ 14” East, a distance of 400.00 feet to a 5/8-inch iron rod set with cap stamped “KHA” for corner;

THENCE South 89° 53’ 46” West, a distance of 400.00 feet to the POINT OF BEGINNING and containing 3.673 acres (160,000 square feet) of land, more or less.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038263, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the P. Caldwell Survey, Abstract Number 364, located in the City of Arlington, Tarrant County, Texas, being a part of Lot 2R1, Block CR, Pioneer Village, an addition to the City of Arlington, according to the plat recorded in Cabinet A, Slide 3812, Plat Records of Tarrant County (P.R.T.C.T.), Texas and being a portion of a called 20.629 acre tract of land as described in a Special Warranty Deed to North Texas Acquisition, L.L.C., recorded under Instrument Number D208306504, Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8-inch iron rod found with cap stamped “DUNAWAY ASSOC. LP” for the northeast corner of said Lot 2R1 and the northeast corner of said 20.629 acre tract, same being on the curving west right-of-way line of State Highway No. 360 (a called variable width right-of-way), said curve being a non-tangent curve to the left, from said iron rod, a 5/8-inch iron rod found with cap stamped “RPLS1890” bears North 85°01’29” East, 0.77 feet;

THENCE in a southerly direction, along the east line of said Lot 2R1, the east line of said 20.629 acre tract and the west right-of-way line of said State Highway No. 360 and along the arc of said curve to the left, through a central angle of 06°56’41”, having a radius of 2884.79 feet, a chord bearing of South 07°37’57” West, a chord distance of 349.44 feet and an arc length of 349.66 feet to a broken TxDoT concrete monument found for the end of said curve;

THENCE South 04°09’37” West, continuing along the east line of said Lot 2R1, the east line of said 20.629 acre tract and the west right-of-way line of said State Highway No. 360, a distance of 77.21 feet to the POINT OF BEGINNING;

THENCE South 04°09’37” West, continuing along the east line of said Lot 2R1, the east line of said 20.629 acre tract and the west right-of-way line of said State Highway No. 360, a distance of 30.08 feet to a point for corner

THENCE South 89° 53’ 46” West, departing the east line of said Lot 2R1, the east line of said 20.629 acre tract and the west right-of-way line of said State Highway No. 360, a distance of 312.41 feet to a point for corner;

THENCE North 00° 06’ 14” West, a distance of 30.00 feet to a point for corner;

THENCE North 89° 53’ 46” East, a distance of 314.64 feet to the POINT OF BEGINNING and containing

(Exhibit A - Page 96 of 119)

EXHIBIT “A”

0.216 acre (9,406 square feet) of land, more or less.

SITE 103:
BEING a tract of land situated in the Thomas Perkins Survey, Abstract Number 1218, Tarrant County, Texas, being a portion of Lot 13, Thomas Perkins Addition, an addition to the City of Arlington, Texas, recorded in Cabinet A, Slide 6101, a portion of Lots 5 and 6, Block 1, Pounds Addition, an addition to the City of Arlington, Texas, recorded in Volume 388-15, Page 635, and a portion of Tract 2-K-A, of the Thomas Perkins Survey, an addition to the City of Arlington, Texas, recorded in Volume 388-47. Page 185, all of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), and being a portion of a called 7.993 acre tract of land conveyed to Trinity River Real Estate, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208306507 of the Deed Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

COMMENCING at an “X” cut found for the southwest corner of said 7.993 acre tract, same being the southwest corner of Tract 2-K-B of said Thomas Perkins Survey, same being on the east right-of-way line of Perkins Road (a called 70’ wide right-of-way);

THENCE North 00°17’46” East, along the west line of said 7.993 acre tract, the west line of said Tracts 2-K-B and 2-K-A and along the east right-of-way line of said Perkins Road, a distance of 221.09 feet to a 5/8-inch “KHA” capped iron rod set for the POINT OF BEGINNING of the herein described tract;

THENCE North 00°17’46” East, continuing along the west line of said 7.993 acre tract, west line of said Tract 2-K-A and said right-of-way line, a distance of 69.19 feet to 5/8 inch found iron rod with a yellow cap stamped “Dunaway Assoc, L.P.” for the northwest corner of said Tract 2-K-A;

THENCE South 89°28’46” West, continuing along the west line of said 7.993 acre tract and the east right-of-way line of said Perkins Road, a distance of 1.19 feet to a P.K. Nail found in a fence post for a corner;

THENCE North 01°57’26” West, continuing along the west line of said 7.993 acre tract and the east right-of-way line of said Perkins Road, a distance of 24.36 feet, to a 5/8 inch found iron rod with a yellow cap stamped “Dunaway Assoc, L.P.” for the beginning of a non-tangent curve to the right having a radius of 300.00 feet and a chord bearing North 14°23’20” East, a distance of 136.73 feet;

THENCE in a northerly direction, continuing along the west line of said 7.993 acre tract and the east right-of-way line of said Perkins Road and with said non-tangent curve to the right, through a central angle of 26°20’38”, an arc distance of 137.94 feet, to an “X” cut found in concrete for the end of said curve, from which a found “X” in concrete bears South 28°51’31” West, a distance of 1.34 feet;

THENCE North 31°20’52” East, continuing along the west line of said 7.993 acre tract and the east right-of-way line of said Perkins Road, a distance of 148.58 feet to a 5/8 inch iron rod set with cap stamped “KHA” for a corner;

THENCE North 89°13’54” East, departing the west line of said 7.993 acre tract and the east right-of-way line of said Perkins Road, a distance of 308.00 feet to a 100 D nail found for a northeast corner of said 7.993 acre tract, same being the common east corner of aforesaid Lot 13 and said Lot 3, said iron rod being in the west line of Block 1, Water Crest Addition, an addition to the City of Arlington, Texas, recorded in Cabinet A, Slide 932 P.R.T.C.T.;

THENCE South 00°44’41” East, along the east line of said 7.993 acre tract, the east line of said Lot 13 and the west line of Block 1 of said Water Crest Addition, a distance of 131.44 feet, to a 5/8 inch found iron rod for the southeast corner of said Lot 13, the northernmost southwest corner of said Block 1 and the northwest corner of that certain tract of land described in the General Warranty Deed to Stewart D. Greenlee and wife Deborah L. Greenlee, recorded in Volume 11154, Page 1344, D.R.T.C.T.;

THENCE South 00°45’56” East, continuing along the east line of said 7.993 acre tract and the west line

(Exhibit A - Page 97 of 119)

EXHIBIT “A”

of said Greenlee tract for part of the way, passing the southwest corner of said Greenlee tract, from which a 1/2 inch found iron rod with cap stamped “R. Gregory” bears North 18°30’45” West, 0.34 feet, at a distance of 152.55 feet and continuing along the extension of the said common line, for a total distance of 219.91 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 89°13’53” West, a distance of 422.26 feet to the POINT OF BEGINNING and containing 3.153 acres (138,988 square feet) of land, more or less.

SITE 104:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the Joseph Lawrence Survey, Abstract Number 616, located in Ellis County, Texas, and being part of a called 8.500 acre tract of land described in deed to Johnson County Acquisitions, L.L.C., as recorded in County Clerk’s No. 0820626, of the Deed Records of Ellis County, Texas, and being more particularly described as follows:

COMMENCING at a 1/2-inch iron rod found on the westerly right of way line of Farm to Market Road No. 661, a variable width public right of way, same being the common easterly corner between the before mentioned 8.500 acre tract of land and a tract of land described in deed to Elizabeth Shawver Cramer, as recorded in Volume 848, Page 955, of the Deed Records of Ellis County, Texas;

THENCE South 88°24’56” West, departing the westerly right of way line of said Farm to Market Road No. 661, along the northerly line of said 8.500 acre tract of land, a distance of 10.00 feet to a 5/8-inch iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE South 00°05’56” East, departing the northerly line of said 8.500 acre tract and along a line that is 10 feet west of and parallel with the westerly right of way line of said Farm to Market Road No. 661, a distance of 150.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE South 89°54’04” West, departing said parallel line, a distance of 136.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE South 00°05’56” East, a distance of 124.82 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE South 88°24’56” West, a distance of 272.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE North 55°27’48” West, a distance of 130.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE North 06°56’20” East, a distance of 196.74 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE North 88°24’56” East, a distance of 490.93 feet to the POINT OF BEGINNING and containing 2.675 acres or 116,500 sq. ft. of land, more or less.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 19, 2010 and recorded in/under Document No. 1003090, Real Property Records of Ellis County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the Joseph Lawrence Survey, Abstract Number 616, located in Ellis County, Texas, and being part of a called 8.500 acre tract of land described in deed to Johnson County Acquisitions, L.L.C., as recorded in County Clerk’s No. 0820626, of the Deed Records of Ellis County, Texas, and being more particularly described as follows:

(Exhibit A - Page 98 of 119)

EXHIBIT “A”

COMMENCING at a 1/2-inch iron rod found on the westerly right of way line of Farm to Market Road No. 661, a variable width public right of way, same being the common easterly corner between the before mentioned 8.500 acre tract of land and a tract of land described in deed to Elizabeth Shawver Cramer, as recorded in Volume 848, Page 955, of the Deed Records of Ellis County, Texas;

THENCE South 00°05’56” East, along the westerly right of way line of said Farm to Market Road No. 661 and the east line of said 8.500 acre tract, a distance of 229.17 feet to the POINT OF BEGINNING;

THENCE South 00°05’56” East, continuing along the westerly right of way line of said Farm to Market Road No. 661 and the east line of said 8.500 acre tract, a distance of 30.00 feet to a corner;

THENCE South 89°54’04” West, departing the westerly right of way line of said Farm to Market Road No. 661 and the east line of said 8.500 acre tract, a distance of 146.00 feet to a corner;

THENCE North 00°05’56” West, a distance of 30.00 feet to a corner;

THENCE North 89°54’04” East, a distance of 146.00 feet to the POINT OF BEGINNING and containing 0.101 of an acre (4,380 square feet) of land, more or less.

SITE 105:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the Telitha Akers Survey, Abstract No. 20, Tarrant County, Texas, said tract being part of a 12.797 acre tract of land described in deed to Trinity River Real Estate, LLC, as recorded in County Clerk Document No. D208315743, Deed Records, Tarrant County, Texas (D.R.T.C.T.), said tract being more particularly described as follows:

COMMENCING at a 5/8-inch found iron rod with a cap stamped “4804” for the southerly, southeast corner of said Trinity River Real Estate tract and the northerly line of Lot 1, Block 1, Hurst Athletic Complex Addition, recorded in Volume 388-161, Page 67, Plat Records of Tarrant County, Texas;

THENCE North 89° 59’ 52” West, along common line of said Trinity River Real Estate tract and said Hurst Athletic Complex Addition, a distance of 416.81 feet to a corner;

THENCE North 00° 00’ 08” East, leaving common line of said Trinity River Real Estate tract and said Hurst Athletic Complex Addition, a distance of 66.65 feet to a 5/8-inch set iron rod with cap stamped “KHA” for the POINT OF BEGINNING;

THENCE North 44°13’24” West, a distance of 250.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE North 45°46’36” East, a distance of 385.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE South 44°13’24” East, a distance of 250.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE South 45°46’36” West, a distance of 385.00 feet to the POINT OF BEGINNING and containing 2.210 acres (96,250 square feet) of land, more or less.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038272, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

(Exhibit A - Page 99 of 119)

EXHIBIT “A”

BEING a 30’ wide tract of land situated in the Telitha Akers Survey, Abstract No. 20, Tarrant County, Texas, said tract being part of a 12.797 acre tract of land described in deed to Trinity River Real Estate, LLC, as recorded in County Clerk Document No. D208315743, Deed Records, Tarrant County, Texas (D.R.T.C.T.), said tract being more particularly described as follows:

COMMENCING at a 5/8-inch found iron rod with cap for the southwest corner of said 12.797 acre tract, same being on the southeast right-of-way line of State Highway No. 26, also being the southeast corner of the tract of land described in deed to the State of Texas, as recorded in County Clerk Document No. D207354066, Deed Records, Tarrant County, Texas;

THENCE North 45°20’11” East, along the southeast right-of-way line of said State Highway No. 26 and the northwest line of said 12.797 acre tract, a distance of 169.87 feet to a found aluminum highway monument for the POINT OF BEGINNING;

THENCE North 44°38’28” East, continuing along the southeast right-of-way line of said State Highway No. 26 and the northwest line of said 12.797 acre tract, a distance of 33.29 feet to a corner;

THENCE South 71°03’07” East, departing the southeast right-of-way line of said State Highway No. 26 and the northwest line of said 12.797 acre tract, a distance of 299.78 feet to the point of curvature of a curve to the left;

THENCE in an easterly direction, along the arc of said curve to the left, through a central angle of 63°10’17”, having a radius of 35.00 feet, a chord bearing of North 77°21’45” East, a chor distance of 36.66 feet and an arc length of 38.59 feet to the point of tangency of said curve;

THENCE North 45°46’36” East, a distance of 49.26 feet to a corner;

THENCE South 44°13’24” East, a distance of 30.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for a corner;

THENCE South 45°46’36” West, a distance of 49.26 feet to the point of curvature of a curve to the right;

THENCE in a westerly direction, along the arc of said curve to the right, through a central angle of 63°10’17”, having a radius of 65.00 feet, a chord bearing of South 77°21’45” west, a chord distance of 68.09 feet and an arc length of 71.67 feet to the point of tangency of said curve;

THENCE North 71°03’07” West, a distance of 314.21 feet to the POINT OF BEGINNING and containing 0.283 of an acre (12,341 square feet) of land, more or less.

SITE 106:
BEING a tract of land out of the William Welch Survey, Abstract No. 1668, City of Fort Worth, Tarrant County, Texas, being part of a called 10.022 acre tract of land described in Special Warranty Deed to North Texas Acquisition, L.L.C., recorded in Instrument No. D208317498, Official Public Records of Tarrant County, Texas, said tract also being a portion of Lot 1 and Lot 2, Block 2, Cottonwood Village, an addition to the City of Fort Worth, Tarrant County, Texas according to the plat recorded in Volume 388-166, Page 70, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found in the southeast right-of-way line of Creek Run Road (a 60-foot wide public right-of-way); said point being the northernmost corner of Lot 1-B, Block 2, Cottonwood Village, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume 388-187, Page 79, Plat Records of Tarrant County, Texas;

THENCE with said southeast right-of-way line, North 44°05’00” East, a distance of 183.56 feet to a 5/8” iron rod found for corner; said point being the southwest corner of Lot 1, Block 1, The Links at Waterchase, an addition to the City of Fort Worth, Texas according to the plat recorded in Cabinet A, page 5914, Plat Records of Tarrant County, Texas;

(Exhibit A - Page 100 of 119)

EXHIBIT “A”

THENCE with the south line of said Lot 1, Block 1, The Links at Waterchase, North 89°52’45” East, a distance of 277.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE departing said south line, South 46°14’50” East, a distance of 409.26 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 43°45’10” West, a distance of 375.54 feet to a 1/2’ iron rod found for corner; said point being the easternmost corner of said Lot 1-B, Block 2;

THENCE with the northeast line of said Lot 1-B, Block 2, North 46°14’50” West, a distance of 610.00 feet to the POINT OF BEGINNING and containing 4.812 acres or 209,613 square feet of land.

SITE 107:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the J. H. Barlough Survey, Abstract Number 130, located in the City of North Richland Hills, Tarrant County, Texas, and being a portion of a called 6.987 acre tract of land described in Special Warranty Deed to CHK Louisiana, L.L.C. recorded in County Clerk’s Instrument No. D208327664 of the Official Public Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod with “RPLS 4224” cap found for the northeast corner of said 6.987 acre tract, same also being in the west line of a tract of land described in deed to Carl J. Peterson recorded in Volume 4887, Page 684 of the Deed Records of Tarrant County, Texas;

THENCE South 00°59’46” East, along east line of said 6.987 acre tract and the west line of said Carl J. Peterson tract, a distance of 497.54 feet to a 3/4-inch bent iron rod found for the southeast corner of said 6.987 acre tract, same being the northeast corner of a tract of land described in a deed to R. J. Hall, recorded in County Clerk’s Instrument No. D197222096, Official Public Records of Tarrant County, Texas;

THENCE South 89°24’28” West, along the south line of said 6.987 acre tract and the north line of said R. J. Hall tract, a distance of 229.90 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

THENCE North 00°21’05” West, departing the south line of said 6.987 acre tract and the north line of said R. J. Hall tract, a distance of 61.53 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

THENCE North 39°04’44” West, a distance of 187.69 feet to a 5/8-inch iron rod with “KHA” cap set for a corner;

THENCE North 00°59’46” West, a distance of 291.30 feet to a 5/8-inch iron rod with “KHA” cap set in the north line of said 6.987 acre tract;

THENCE North 89°46’24” East, along the north line of said 6.987 acre tract, a distance of 345.00 feet to the POINT OF BEGINNING and containing 3.591 acres (156,410 square feet) of land, more or less.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210026003, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land situated in the J. H. Barlough Survey, Abstract Number 130, located in the City of North Richland Hills, Tarrant County, Texas, and being a portion of a called 6.987 acre tract of land described in Special Warranty Deed to CHK Louisiana, L.L.C. recorded in County Clerk’s Instrument No. D208327664 of the Official Public Records of Tarrant County, Texas, and being more particularly

(Exhibit A - Page 101 of 119)

EXHIBIT “A”

described by metes and bounds as follows:

COMMENCING at a 5/8-inch iron rod with “RPLS 4224” cap found for the northwest corner of said 6.987 acre tract, same being in the east right of way line of F. M. 1938 (Davis Boulevard), a variable width right of way;

THENCE South 05°39’55” West, along the west line of said 6.987 acre tract and the east right of way line of said F. M. 1938 (Davis Boulevard), a distance of 162.70 feet to the POINT OF BEGINNING;

THENCE South 76°20’07” East, departing the west line of said 6.987 acre tract and the east right of way line of said F. M. 1938 (Davis Boulevard), a distance of 304.60 feet to a point for corner;

THENCE South 00°59’46” East, a distance of 31.01 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE North 76°20’07” West, a distance of 308.23 feet to a point for corner in the west line of said 6.987 acre tract and the east right of way line of said F. M. 1938 (Davis Boulevard);

THENCE North 05°39’55” East, along the west line of said 6.987 acre tract and the east right of way line of said F. M. 1938 (Davis Boulevard), a distance of 30.29 feet to the POINT OF BEGINNING and containing 0.211 acre (9,192 square feet) of land, more or less.

SITE 108:
BEING a tract of land situated in the M. Roddy Survey, Abstract Number 1370, located in the City of Fort Worth, Tarrant County, Texas, being part of Block 6 of the Fort Worth Stockyards Company Addition, an addition to the City of Fort Worth, according to the plat recorded in Volume 388-A, Page 111 of the Plat Records of Tarrant County, Texas, (P.R.T.C.T.) and being part of a called 4.236 acre tract of land described in a General Warranty Deed to CHK Louisiana, L.L.C., recorded under County Clerk’s Instrument Number D208347389 of the Deed Records of Tarrant County, Texas, (D.R.T.C.T.), said tract being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch found iron rod with cap stamped “5693” for the most northerly, northwest corner of said 4.236 acre tract, same being the northeast corner of Lot C, Block 6, Fort Worth Stockyards Company Addition recorded in Volume 388-103, Page 168 P.R.T.C.T., said corner also being on the south right-of-way line of Northeast 29th Street (60 feet wide);

THENCE North 89° 48’ 42” East, along the north line of said 4.236 acre tract and said south right-of-way line, a distance of 76.34 feet to a 5/8-inch set iron rod with cap stamped “KHA” for the northeast corner of said 4.236 acre tract, same being on the west line of a tract of land conveyed to Burlington Northern Railroad Company by deed recorded in Volume 7712, Page 1361, D.R.T.C.T.;

THENCE South 03° 43’ 19” West, along the common line between said 4.236 acre tract and said Railroad Company tract, a distance of 20.00 feet to a found Texas Department of Transportation monument for corner, said corner being the north corner of a tract of land described in deed, to the State of Texas, dated September 19, 2003, and recorded in County Clerk’s Document Number D203351256 D.R.T.C.T.;

THENCE South 07° 08’ 10” West, along the common line between the 4.236 acre tract and the State of Texas tract, a distance of 162.33 feet to a 1/2-inch found iron rod with cap stamped “5693” for corner;

THENCE South 07° 16’ 26” West, continuing along said common line, a distance of 201.01 feet to a 1/2-inch found iron rod with cap stamped “5693” for corner;

THENCE South 06° 54’ 40” West, continuing along said common line, a distance of 44.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner;

THENCE South 89° 50’ 32” West, departing said common line a distance of 260.75 feet to a 1/2-inch

(Exhibit A - Page 102 of 119)

EXHIBIT “A”

found iron rod with cap stamped “Landes and Assoc.” on the westerly line of said 4.236 acre tract and the southeast corner of a tract of land called “North Tract” as described in a Deed to McDonald Enterprises, Inc., as recorded in Volume 5143, Page 922, D.R.T.C.T., same being the beginning of a non-tangent circular curve to the right, having a radius of 327.90 feet and whose chord bears North 17° 37’ 36” East, a distance of 157.26 feet;

THENCE northeasterly, along the common line between said “North Tract” and said 4.236 tract and along said circular curve to the right, through a central angle of 27° 44’ 59” and an arc distance of 158.81 feet to a 1/2-inch found iron rod with cap stamped “Landes and Assoc.” for corner;

THENCE North 20° 54’ 54” East, departing said common line, a distance of 66.00 feet to a 5/8-inch set iron rod with cap stamped “KHA” for corner on the northwesterly line of said 4.236 acre tract and the southeasterly line of aforesaid Lot C, Block 6, Forth Worth Stock Yards Company Addition;

THENCE North 43° 19’ 32” East, along the common line between said 4.236 acre tract and said Lot C, Block 6, a distance of 10.31 feet to a 1/2-inch found iron rod with cap stamped “5693” for corner;

THENCE North 38 degrees 57 minutes 32 seconds East, continuing along the common line between said 4.236 acre tract and said Lot C, Block 6, a distance of 34.40 feet to a point for corner from which a 1/2-inch found iron rod bears North 38° 15’ 08” West, a distance of 0.24 feet;

THENCE North 37° 34’ 32” East, continuing along the common line between said 4.236 acre tract and said Lot C, Block 6, a distance of 74.40 feet to a 1/2-inch found iron rod with cap stamped “Landes & Assoc.” for corner;

THENCE North 37° 19’ 32” East, continuing along the common line between said 4.236 acre tract and said Lot C, Block 6, a distance of 150.68 feet to the POINT OF BEGINNING and containing 1.897 acres (82,650 square feet) of land, more or less.

SITE 109:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the J. HOWARD SURVEY, Abstract No. 816, and the T.K. HAMBY SURVEY, Abstract No. 815, Fort Worth, Tarrant County, Texas, and being part of a called 24.5448 acre tract of land conveyed to CHK Louisiana, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s File No. D208341973, of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch iron rod found for the most southerly, southeast corner of said 24.5448 acre tract, same being the southwest corner of a called 0.066 acre tract of land conveyed to Abaco Properties, Inc. by deed filed September 11, 2002, recorded in Volume 15964 at Page 71, and refiled December 30, 2002 and re-recorded in Volume 16249 at Page 93 O.P.R.T.C.T., said iron rod also being on the north Right-of-Way line of Interstate Highway No. 30; (variable width right of way);

THENCE North 82°45’24” West, along the south line of said 24.5448 acre tract and the north right-of-way line of said Interstate Highway No. 30, a distance of 345.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE North 02°00’15” East, departing the south line of said 24.5448 acre tract and the north right-of-way line of said Interstate Highway No. 30, a distance of 379.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE South 89°26’19” East, a distance of 377.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner in the east line of said 24.5448 acre tract and the west line of Lot 1 in Block 2 of the Pantego Bible Church Addition, an addition to the City of Fort Worth, Texas according to the plat recorded in Cabinet “A”, Slide 1633 of the Plat Records of Tarrant County, Texas;

(Exhibit A - Page 103 of 119)

EXHIBIT “A”

THENCE South 00° 25’ 59” West, along the east line of said 24.5448 acre tract and the west line of said Lot 1 in Block 2, a distance of 160.09 feet to a 1/2-inch iron rod found for corner;

THENCE South 00° 09’ 06” East, continuing along the east line of said 24.5448 acre tract and the west line of said Lot 1 in Block 2, a distance of 203.91 feet to a 1/2-inch iron rod found for the most easterly, southeast corner of said 24.5448 acre tract, same being the northeast corner of a aforesaid 0.066 acre tract;

THENCE North 82° 45’ 24” West along the south line of said 24.5448 acre tract and the north line of said 0.066 acre tract for a distance of 47.86 feet to a 1/2-inch iron rod found for the northwest corner of said 0.066 acre tract;

THENCE South 00° 09’ 06” East along an east line of said 24.5448 acre tract and the west line of said 0.066 acre tract for a distance of 60.61 feet to the POINT OF BEGINNING and containing 3.468 acres (151,076 square feet) of land, more or less.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210026004, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the J. HOWARD SURVEY, Abstract No. 816, Fort Worth, Tarrant County, Texas, and being part of a called 24.5448 acre tract of land conveyed to CHK Louisiana, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s File No. D208341973, of the Official Public Records of Tarrant County, Texas (O.P.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch iron with a red cap found for the northwest corner of Lot 1, Block 2 of Pantego Bible Church Addition, an Addition to the City of Fort Worth, Texas, according to the Plat thereof recorded in Cabinet A, Slide 1633 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.), same being the southwest corner of Anderson Boulevard (a called 68’ wide right-of-way), said iron rod also being on the east line of said 24.5448 acre tract, and also being the point of curvature of a curve to the left;

THENCE in a southwesterly direction, departing the northwest corner of said Lot 1, the southwest corner of said Anderson Boulevard and the east line of said 24.5448 acre tract and along the arc of said curve to the left, through a central angle of 87°28’20”, having a radius of 35.00 feet, a chord bearing of South 46°45’26” West, a chord distance of 48.39 feet and an arc length of 53.43 feet to the end of said curve;

THENCE North 89°26’19” West, a distance of 30.01 feet to the point of curvature of a non-tangent curve to the right;

THENCE in a northeasterly direction, along the arc of said curve to the right, through a central angle of 88°42’46”, having a radius of 65.00 feet, a chord bearing of North 46°14’31” East, a chord distance of 90.89 feet and an arc length of 100.64 feet to a corner on the west right-of-way line of aforesaid Anderson Boulevard and the east line of aforesaid 24.5448 acre tract;

THENCE South 00°43’14” West, along the west right-of-way line of said Anderson Boulevard and the east line of said 24.5448 acre tract, a distance of 30.00 feet to the POINT OF BEGINNING and containing 0.053 of an acre (2,311 square feet) of land, more or less.

SITE 110:
TRACT 1 (Fee Simple)
BEING a tract of land in the A. Newton Survey, Abstract Number 1161, and the J.W. Lane Survey, Abstract Number 950, City of Arlington, Tarrant County, Texas, being a portion of a called Tract 1 (8.507 acres) and a called Tract 2 (3.512 acres), conveyed to CHK Louisiana, L.L.C., as evidenced in a Special

(Exhibit A - Page 104 of 119)

EXHIBIT “A”

Warranty Deed recorded in County Clerk’s Instrument No. D208349667 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), same being all of Lot 93B-R1 of A. Newton Addition, Lot 93-R1 and Lot 93-R2, an Addition to the City of Arlington, Texas, according to the Map or Plat thereof recorded in Clerk’s Instrument No. D210027314 of the Plat Records of Tarrant County, Texas (P.R.T.C.T.) and being more particularly described as follows:

BEGINNING at a 1/2” iron rod found with cap stamped “Wier & Assoc. Inc.” being the northwest corner of said Lot 93B-R1 and the southwest corner of said Lot 93A, same being the northwest corner of said called Tract 2;

THENCE South 89°52’08” East, along the north line of said called Tract 2, the north line of said Lot 93B-R1 and the south line of said 93A, passing a 3/4” iron rod found for the northeast corner of said Lot 93B and the north common corner of said called Tract 2 and said called Tract 1 at a distance of 228.85 feet, and continuing along the south line of said Lot 93A and the north line of said called Tract 1 a total distance of 376.00 feet to a 5/8” iron rod set with cap stamped “KHA” for the north common corner of said Lot 93B-R1 and aforesaid Lot 93B-R2;

THENCE South 00°25’46” West, leaving the north line of said called Tract 1 and the south line of said 93A and along the common line of said Lots 93B-R1 and 93B-R2, a distance of 402.96 feet to a 5/8” iron rod set with cap stamped “KHA” for the south common corner of said lots;

THENCE North 89°52’08” West, along the south common line of said Lots 93B-R1 and 93B-R2, a distance of 376.00 feet to a 5/8” iron rod set with cap stamped “KHA” for the west common corner of said Lots 93B-R1 and 93B-R2 and the west line of said called Tract 2;

THENCE North 00°25’46” East, along the west line of said Lot 93B-R1 and the west line of said called Tract 2, a distance of 402.96 feet to the POINT OF BEGINNING and containing 3.478 acres (151,509 square feet) of land, more or less.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038273, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land in the J.W. Lane Survey, Abstract Number 950, City of Arlington, Tarrant County, Texas, being a portion of a called Tract 1 (8.507 acres) and a called Tract 2 (3.512 acres), conveyed to CHK Louisiana, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208349667 of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), same being all of a 30’ wide Private Access and Private Water service Line Easement situated in Lot 93B-R2 of A. Newton Addition, Lot 93-R1 and Lot 93-R2, an Addition to the City of Arlington, Texas, according to the Map or Plat thereof recorded in Clerk’s Instrument No. D210027314 of the Plat Records of Tarrant County, Texas (P.R.T.C.T. and being more particularly described as follows:

COMMENCING at a 1/2” iron rod found with cap stamped “Wier & Assoc. Inc.” in the curving north right-of-way line of West Mayfield Road and being the southwest corner of said called Tract 2, said curve being a non-tangent curve to the left;

THENCE easterly, with the north right-of-way of said West Mayfield Road and the south line of said called Tract 2, with said curve to the left, through a central angle of 00°21’52”, a radius of 1591.50 feet, an arc length of 10.12 feet, and a chord bearing and distance of South 80°43’36” East, 10.12 feet to the POINT OF BEGINNING;

THENCE North 00°25’46” East, leaving the north right-of-way of said West Mayfield Road and said called Tract 2 and along the west line of said 30’ wide easement, a distance of 245.81 feet to a point for corner on the common line of aforesaid Lots 93B-R2 and 93B-R1;

(Exhibit A - Page 105 of 119)

EXHIBIT “A”

THENCE South 89°52’08” East, along the common line of aforesaid Lots 93B-R2 and 93B-R1a distance of 30.00 feet to a point for corner;

THENCE South 00°25’46” West, along the east line of said 30’ wide easement, a distance of 250.25 feet to a point on the north right-of-way of said West Mayfield Road and said called Tract 2, same being the beginning of a non-tangent curve to the right, having a radius of 1591.50 feet, and a chord bearing and distance of North 81°27’15” West, 30.30 feet;

THENCE westerly, with the north right-of-way of said West Mayfield Road and the south line said called Tract 2 and along said curve to the right, through a central angle of 01°05’28”, an arc length of 30.30’ to the POINT OF BEGINNING and containing 0.171 of an acre (7,442 square feet) of land, more or less.

SITE 111: (INTENTIONALLY DELETED)

SITE 112:
TRACT 1 (Fee Simple)
BEING a tract of land situated in the J.A. Gill Survey, Abstract Number 568, located in Tarrant County, Texas, being part of a called 11.39 acre tract of land described in Special Warranty Deed to CHK Louisiana, L.L.C., recorded in County Clerk’s Document Number D208376991 of the Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found for the northwest corner of said 11.39 acre tract and the southwest corner of a tract of land described in Warranty Deed to the Crowley Independent School District, dated June 30, 2008, as recorded in County Clerk’s Document Number D208256136, deed Records of Tarrant County, Texas, said corner being in the east right-of-way line of the Gulf, Colorado and Santa Fe Railroad (100 foot private right-of-way);

THENCE North 88 degrees 56 minutes 32 seconds East, departing said east railroad right-of-way and along the common line between said 11.39 tract and said School District tract, a distance of 416.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE South 00°13’23” East, departing said common line between said 11.39 acre tract and said School District tract, a distance of 315.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE South 88°34’21” West, a distance of 425.00 feet to a 5/8-inch iron rod with “KHA” cap set for corner in the west line of said 11.39 acre tract, same being in the east right-of-way line of said Gulf, Colorado and Santa Fe Railroad;

THENCE North 01 degree 23 minutes 23 seconds East, along the west line of said 11.39 acre tract, said east right-of-way a distance of 318.00 feet to the POINT OF BEGINNING and containing 3.053 acres (133,006 square feet) of land, more or less.

TRACT 2 (Access Easement)
Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038274, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land situated in the J.A. Gill Survey, Abstract Number 568, located in Tarrant County, Texas, being part of a called 11.39 acre tract of land described in Special Warranty Deed to CHK Louisiana, L.L.C., recorded in County Clerk’s Document Number D208376991 of the Official Public Records of Tarrant County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with “DUNAWAY ASSOC. LP” cap found for the most easterly, northeast corner of said 11.39 acre tract, same being in the west right of way line of F. M. Road 731

(Exhibit A - Page 106 of 119)

EXHIBIT “A”

(North Crowley Road, a called 120’ wide public right of way);

THENCE South 00°18’45” East, along the east line of said 11.39 acre tract and the west right of way line of said F. M. Road 731 (North Crowley Road), a distance of 20.01 feet to a PK nail found for the most easterly, southeast corner of said 11.39 acre tract;

THENCE South 88°05’27” West, departing the west right of way line of said F. M. Road 731 (North Crowley Road) and along the south line of said 11.39 acre tract, a distance of 184.71 feet to a 3/8-inch iron rod found for corner;

THENCE South 87°02’18” West, continuing along the south line of said 11.39 acre tract, a distance of 51.42 feet to a 5/8-inch iron rod with “DUNAWAY ASSOC. LP” cap found for corner;

THENCE South 00°19’32” East, along an east line of said 11.39 acre tract, a distance of 4.06 feet to a point for corner;

THENCE South 88°05’27” West, departing an east line of said 11.39 acre tract, a distance of 188.21 feet to a point for corner;

THENCE North 00°20’30” West, a distance of 108.89 feet to the point of curvature of a tangent curve to the left;

THENCE in a northwesterly direction, along the arc of said curve to the left, through a central angle of 89°52’53”, having a radius of 30.00 feet, a chord bearing of North 45°16’56” West, a chord distance of 42.38 feet and an arc length of 47.06 feet to the end of said curve;

THENCE South 89°46’37” West, a distance of 386.48 feet to a 5/8-inch iron rod with “KHA” cap set for corner;

THENCE North 00°13’23” West, a distance of 30.00 feet to a point for corner;

THENCE North 89°46’37” East, a distance of 446.36 feet to a corner on an east line of aforesaid 11.39 acre tract;

THENCE South 00°20’30” East, along said east line, passing a 5/8-inch iron rod with “DUNAWAY ASSOC. LP” cap found for a corner, continuing in all a total distance of 107.10 feet to the point of curvature of a tangent curve to the left;

THENCE in a southeasterly direction, along the arc of said curve to the left, through a central aangle of 91°34’03”, having a radius of 30.00 feet, a chord bearing of South 46°07’31” East, a chord distance of 43.00 feet and an arc length of 47.94 feet to the end of said curve;

THENCE North 88°05’27” East, a distance of 178.75 feet to a point for corner in an east line of aforesaid 11.39 acre tract;

THENCE South 00°16’33” East, along said east line of the 11.39 acre tract, a distance of 5.00 feet to a 5/8-inch iron rod with “DUNAWAY ASSOC. LP” cap found for corner;

THENCE North 88°05’27” East, along a north line of said 11.39 acre tract, a distance of 184.74 feet to the POINT OF BEGINNING and containing 0.636 acre (27,691 square feet) of land, more or less.

SITE 113:
TRACT 1 (Fee Simple)

BEING a tract of land situated in the Temple O. Harris Survey, Abstract Number 645, Tarrant County, Texas, and being a portion of a called Tract I (26.822 acres) tract of land conveyed to CHK Louisiana, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208383547,

(Exhibit A - Page 107 of 119)

EXHIBIT “A”

Deed Records, Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 1-inch iron pipe found for the southeast corner of said Tract I, same being the northeast corner of GPKL Commercial Addition, an Addition to the City of Arlington, Texas, as recorded in Cabinet A, Slide 9670, Plat Records, Tarrant County, Texas (P.R.T.C.T.);

THENCE South 89°40’35” West, along the south line of said Tract I, the north line of said GPKL Commercial Addition, distance of 796.11 feet to a 5/8-inch “KHA” capped iron rod set for the POINT OF BEGINNING of the herein described tract;

THENCE South 89°40’35” West, continuing along the south line of said Tract I and the north line of a said GPKL Commercial Addition and along the north line of a tract of land conveyed to Stegmeier, LLC, as evidenced in a Deed recorded in County Clerk’s Instrument No. D207236738, D.R.T.C.T tract, a distance of 781.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 03°52’26” East, departing the south line of said Tract I and the north line of a said Stegmeier, LLC tract and generally along a wooden fence, a distance of 274.12 feet to a fence corner post;

THENCE North 89°23’48” East, continuing along the wooden fence part of the way, a distance of 760.94 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 00°19’25” East, a distance of 277.10 feet to the POINT OF BEGINNING and containing 4.871 acres (212,185 square feet) of land, more or less.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210026005, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land situated in the Temple O. Harris Survey, Abstract Number 645, Tarrant County, Texas, and being a portion of a called Tract I (26.822 acres) tract of land conveyed to CHK Louisiana, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208383547, Deed Records, Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8-inch iron rod found for the most southerly, southeast corner of said Tract 1, same being on the north right of way line of T. O. Harris Road (a variable width public right of way);

THENCE South 89°36’15” West, along the south line of said Tract 1 and the north right of way line of said T. O. Harris Road, a distance of 29.92 feet to a 5/8-inch iron rod found for the most southerly, southwest corner of said Tract 1;

THENCE North 00°07’25” West, departing the north right of way line of said T. O. Harris Road and along a west line of said Tract 1, passing at a distance of 677.74 feet, a 5/8-inch iron rod found for a corner and continuing for a total distance of 704.46 feet to a corner;

THENCE North 69°37’44” East, a distance of 98.46 feet to a corner;

THENCE South 03°52’26” West, a distance of 32.90 feet to a corner;

THENCE South 69°37’44” West, a distance of 64.13 feet to a corner;

THENCE South 00°07’25” East, passing at a distance of 5.68 feet a found 5/8-inch iron rod, and

(Exhibit A - Page 108 of 119)

EXHIBIT “A”

continuing along the most southerly, east line of aforesaid Tract 1 for a total distance of 683.38 feet to the POINT OF BEGINNING and containing 0.533 of an acre (23,201 square feet) of land, more or less.

SITE 114:
TRACT 1 (Fee Simple)

BEING a tract of land situated in the Temple O. Harris Survey, Abstract Number 645, in the City of Arlington, Tarrant County, Texas, and being a portion of a called Tract I (26.822 acres) tract of land conveyed to CHK Louisiana, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208383547, Deed Records, Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8-inch iron rod found for the southwest corner of said Tract I, same being the northwest corner of Lot 1, Block 1, DeRiso Development Addition, an Addition to the City of Arlington, Texas, as recorded in Cabinet A, Slide 12256, Plat Records, Tarrant County, Texas (P.R.T.C.T.), said iron rod also being on the east right of way line of F. M. 157 (Cooper Street), a variable width right of way;

THENCE North 89°40’35” East, departing the east right of way line of said Cooper Street, along the south line of said Tract I and the north line of said Lot 1, Block 1, a distance of 492.16 feet to a 1/2-inch iron rod found for the northeast corner of said Lot 1, Block 1 and the northwest corner of a tract of land conveyed to Louis Land Company as evidenced in a Deed recorded in County Clerk’s Instrument No. D206026212, D.R.T.C.T., same being the POINT OF BEGINNING of the herein described tract;

THENCE North 00°06’01” West, departing the northeast corner of said Lot 1, Block 1, the northwest corner of said Louis Land tract and the south line of said Tract I, crossing said Tract I, a distance of 333.37 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the north line of said Tract 1, same being on the south line of a tract of land conveyed to Oncor Electric Delivery (formerly Texas Electric Delivery Co.), as evidenced in a Deed recorded in Volume 3893, Page 532, D.R.T.C.T.;

THENCE South 89°58’42” East, along the north line of said Tract I and the south line of said Oncor Electric Delivery tract, a distance of 406.00 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE South 00°06’01” East, departing the north line of said Tract I and the south line of said Oncor Electric Delivery tract, a distance of 330.92 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the south line of said Tract I, same being on the north line of aforesaid Louis Land tract,

THENCE South 89°40’35” West, along the south line of said Tract I and the north line of said Louis Land tract, a distance of 406.00 feet to the POINT OF BEGINNING and containing 3.096 acres (134,849 square feet) of land, more or less.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210026006, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land situated in the Temple O. Harris Survey, Abstract Number 645, in the City of Arlington, Tarrant County, Texas, and being a portion of a called Tract I (26.822 acres) tract of land conveyed to CHK Louisiana, L.L.C., as evidenced in a Special Warranty Deed recorded in County Clerk’s Instrument No. D208383547, Deed Records, Tarrant County, Texas (D.R.T.C.T.), and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8-inch iron rod found for the southwest corner of said Tract I, same being the northwest corner of Lot 1, Block 1, DeRiso Development Addition, an Addition to the City of Arlington, Texas, as recorded in Cabinet A, Slide 12256, Plat Records, Tarrant County, Texas (P.R.T.C.T.), said iron rod also being on the east right of way line of F. M. 157 (Cooper Street), a variable width right of way;

(Exhibit A - Page 109 of 119)

EXHIBIT “A”

THENCE North 00°06’01” West, along the west line of said Tract 1 and the east right of way line of F. M. 157 (Cooper Street), a distance of 286.33 feet to the POINT OF BEGINNING;

THENCE North 00°06’01” West, continuing along the west line of said Tract 1 and the east right of way line of F. M. 157 (Cooper Street), a distance of 30.00 feet to a corner on the south line of a 20’ wide Atmos Energy Easement as recorded in Volume 11745, Page 2247, D.R.T.C.T.;

THENCE South 89°58’42” East, departing the west line of said Tract 1 and the east right of way line of F. M. 157 (Cooper Street) and along the south line of said Atmos Energy Easement, a distance of 492.16 feet to a corner;

THENCE South 00°06’01” East, departing the south line of said Atmos Energy Easement, a distance of 30.00 feet to a corner;

THENCE North 89°58’42” West, along a line that is 30’ south of and parallel with the south line of said Atmos Energy Easement, a distance of 492.16 feet to the POINT OF BEGINNING and containing 0.339 of an acre (14,765 square feet) of land, more or less.

SITE 115:
TRACT 1 (Fee Simple)

BEING a tract of land situated in the John Nugent Survey, Abstract Number 1173, in the City of White Settlement, Tarrant County, Texas, and being a portion of Lot 3A, Block 4 of LOT 3A AND 3B, BLOCK 4 OF WESTGATE ADDITION, an addition to the City of White Settlement, Tarrant County, Texas, according to the plat thereof recorded in Cabinet A, Slide 9047 of the Plat Records of Tarrant County, Texas, (P.R.T.C.T.), same being a portion of a called 4.828 acre tract of land described in deed to CHK Louisiana, LLC, recorded under Instrument Number D208397036 of the Official Public Records of Tarrant County, Texas, (O.P.R.T.C.T.), and being a portion of Lot 3B, Block 4 of said LOT 3A AND 3B, BLOCK 4 OF WESTGATE ADDITION, same being a portion of a called 18.127 acre tract of land described in deed to CHK Louisiana, LLC, recorded under Instrument Number D208397034, O.P.R.T.C.T., and being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found in the southerly line of Lot 1, Block 1 of SAM’S WHOLESALE CLUB ADDITION, an addition to the City of White Settlement, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-205, Page 89, P.R.T.C.T., and for the northerly-most northwestern corner of said Lot 3B, Block 4, same being the northeasterly corner of Lot 4R of LOTS 4R AND 5-A-1, BLOCK 4, WESTGATE ADDITION, an addition to the City of White Settlement, Tarrant County, Texas, according to the plat thereof recorded in Cabinet B, Slide 487, P.R.T.C.T.;

THENCE with the common line of said Lot 1, Block 1 and Lot 3B, Block 4, the following courses and distances to wit:

—	North 89°49’30” East, a distance of 165.60 feet to a 5/8-inch iron rod with cap found for corner;
—	South 00°10’30” East, a distance of 10.06 feet to a 5/8-inch iron rod found for corner;
—	North 89°49’30” East, a distance of 338.00 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set for corner;

THENCE leaving the common line of said Lot 1, Block 1 and Lot 3B, Block 4, and across said Lots 3A and 3B, Block 4, the following courses and distance to wit:

—	South 00°10’30” East, a distance of 439.68 feet to a point for corner in said Lot 3A, Block 4, same point lying within an existing masonry building;
—

South 88°37’12” West, a distance of 505.67 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set in the common line of said Lot 3B, Block 4 and LOT 1, BLOCK 4, WESTGATE ADDITION, an addition to the City of White Settlement, Tarrant County, Texas, according to the plat thereof recorded in Volume 388-153, Page 5, P.R.T.C.T.;

(Exhibit A - Page 110 of 119)

EXHIBIT “A”

THENCE North 00°04’03” East, leaving the common line of said Lot 3B, Block 4 and Lot 1, Block 4, and across said Lot 3B, Block 4, continuing with the common line of said Lot 3B, Block 4 and Lot 4R, Block 4, a distance of 460.38 feet to the POINT OF BEGINNING and containing 5.193 acres (226,208 square feet) of land, more or less.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210026007, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land situated in the John Nugent Survey, Abstract Number 1173, and the W.C. Johnson Survey, Abstract Number 889, in the City of White Settlement, Tarrant County, Texas, and being a portion of Lot 3B, Block 4 of said LOT 3A AND 3B, BLOCK 4 OF WESTGATE ADDITION, an addition to the City of White Settlement, Tarrant County, Texas, according to the plat thereof recorded in Cabinet A, Slide 9047 of the Plat Records of Tarrant County, Texas, (P.R.T.C.T.), same being a portion of a called 4.828 acre tract of land described in deed to CHK Louisiana, LLC, recorded under Instrument Number D208397036, of the Official Public Records of Tarrant County, Texas, (O.P.R.T.C.T.), and being more particularly described as follows:

BEGINNING at a point in the east right-of-way line of Cherry Lane (a variable width public right-of-way), and being in the west line of said Lot 3B, Block 4, said point bearing South 00°26’09” East, a distance of 5.00 feet from an “X” cut in concrete found for the westerly-most northwest corner of said Lot 3B, Block 4;

THENCE departing the common line of said Lot 3B, Block 4, and Cherry Lane, across said Lot 3B, Block 4, the following courses and distance to wit:

—	North 88°36’35” East, a distance of 471.84 feet to a point for corner;
—	North 64°13’14” East, a distance of 133.45 feet to a point for corner;
—	North 88°37’12” East, a distance of 170.08 feet to a point for corner;
—	South 00°04’03” West, a distance of 30.01 feet to a point for corner;
—	South 88°37’12” West, a distance of 162.83 feet to a point for corner;
—	South 64°13’14” West, a distance of 133.45 feet to a point for corner;
—	South 88°36’35” West, a distance of 478.82 feet to a point for corner, said point being in the east right-of-way line of said Cherry Lane, and being in the west line of said Lot 3B, Block 4;

THENCE along the common line of said Lot 3B, Block 4 and Cherry Lane, North 00°26’09” West, a distance of 30.00 feet to the POINT OF BEGINNING and containing 0.534 acre (23,257 square feet) of land, more or less.

SITE 116:
TRACT 1 (Fee Simple)

BEING a tract of land situated in the WM. D. Lacy Survey, Abstract Number 929, City of Arlington, Tarrant County, Texas, and being portion of called 54.815 acre tract of land, conveyed to Chesapeake Land Company, LLC, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D206272197, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.) and being more particularly described as follows:

COMMENCING at a 1/2” iron rod with cap stamped “Brittain and Crawford” found in the South line of Interstate Highway No. 20 (a variable width right-of-way) at the northeast corner of said 54.815 tract, and having a common northwestern corner of Lot 2, Lacy Addition, an addition to the City of Arlington, Tarrant Country, Texas, according to Plat recorded in Volume 388-184, Page 45, Plat Records, Tarrant County, Texas;

THENCE, South 00°36’32” East, departing the common line of said 54.815 acre tract and Interstate Highway No. 20, along the common line of said 54.815 acre tract and Lot 2, a distance of 444.33 feet to a

(Exhibit A - Page 111 of 119)

EXHIBIT “A”

point;

THENCE, South 89°27’18” West, departing the common line of said 54.815 acre tract and Lot 2, across said 54.815 acre tract, a distance of 26.93 feet to a 5/8-inch iron rod with cap stamped “KHA” set corner and for the POINT OF BEGINNING;

THENCE, continuing across said 54.815 acre tract, the following courses and distances, to wit:

—	South 00°32’42” East, a distance of 390.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set corner;
—	South 89°27’18” West, a distance of 340.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set corner;
—	North 00°32’42” West, a distance of 390.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set corner;
—	North 89°27’18” East, a distance of 340.00 feet to the POINT OF BEGINNING and containing 3.044 acres (132,600 square feet) of land, more or less.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038275, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a 30’ wide tract of land situated in the WM. D. Lacy Survey, Abstract Number 929, City of Arlington, Tarrant County, Texas, and being part of a called 54.815 acre tract of land, conveyed to Chesapeake Land Company, LLC, as evidenced in a Warranty Deed recorded in County Clerk’s Instrument No. D206272197, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), and being more particularly described as follows:

COMMENCING at a 1/2” iron rod with cap stamped “Brittain and Crawford” found in the South line of Interstate Highway No. 20 (a variable width right-of-way) at the northeast corner of said 54.815 tract, and having a common northwestern corner of Lot 2, Lacy Addition, an addition to the City of Arlington, Tarrant Country, Texas, according to Plat recorded in Volume 388-184, Page 45, Plat Records, Tarrant County, Texas;

THENCE, South 00°36’32” East, departing the common line of said 54.815 acre tract and Interstate Highway No. 20, along the common line of said 54.815 acre tract and Lot 2, a distance of 444.33 feet to a point;

THENCE, South 89°27’18” West, departing the common line of said 54.815 acre tract and Lot 2, across said 54.815 acre tract, a distance of 366.93 feet to a 5/8-inch iron rod with cap stamped “KHA” to be set corner and for the POINT OF BEGINNING;

THENCE, continuing across said 54.815 acre tract, the following courses and distances, to wit:

—	South 00°32’42” East, a distance of 30.00 feet to a point corner;
—	South 89°27’18” West, a distance of 195.28 feet to a point corner, and the beginning of a curve to the right;
—

Northwesterly, with said curve to the right, through a central angle of 89°56’01”, having a radius of 60.00 feet, and a chord bearing and distance of North 45°34’42” West, 84.80 feet, an arc length of 94.18 feet to a point for corner;

—	North 00°36’41” West, a distance of 427.99 feet to a point corner, said point being on the common line of said 54.815 acre tract and Interstate Highway No. 2;

THENCE, South 89°17’19” East, along the common line of said 54.815 acre tract and Interstate Highway No. 20, a distance of 30.01 feet to a point for corner;

(Exhibit A - Page 112 of 119)

EXHIBIT “A”

THENCE, departing the common line of said 54.815 acre tract and Interstate Highway No. 20, across said 54.815 acre tract, the following courses and distances, to wit:

—	South 00°36’41” East, a distance of 427.30 feet to a point corner, and the beginning of a curve to the left;
—

Southeasterly, with said curve to the left, through a central angle of 89°56’01”, having a radius of 30.00 feet, and a chord bearing and distance of South 45°34’42” East, 42.40 feet, an arc length of 47.09 feet to a point for corner;

—	North 89°27’18” East, a distance of 195.28 feet to the POINT OF BEGINNING and containing 0.478 acres (20,807 square feet) of land, more or less.

SITE 117:

BEING a tract of land situated in the William Bussell Survey, Abstract No. 151, City of Fort Worth, Tarrant County, Texas, and being all of Blocks 2 and 3 of the Evans-Pearson-Westwood Addition, as shown on plat thereof recorded in Volume 310, Page 18, of the Plat Records of Tarrant County, Texas, and adjacent and included areas marked as “Reserved” on said Plat vacated by City of Fort Worth Ordinance No. 2870 recorded in Volume 2479, Page 150, of the Deed Records of Tarrant County, Texas, same also being all of a 2.4652 acre portion of a called Tract 19 (JM Land Partners Tract - B), conveyed to Chesapeake Exploration, LLC, as evidenced in a Special Warranty Deed recorded in Instrument No. D209046006 of the Deed Records of Tarrant County, Texas, and all being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found for the southeast corner of said Block 3, at the point of intersection of the west line of Harrold Avenue (a 50-foot wide right-of-way) with the north line of Dakota Street (a 55-foot wide right-of-way);

THENCE North 89°43’15” West, with the south line of said Block 3 and the north line of said Dakota Street, at 300.00 feet (plat distance) passing the southwest corner of said Block 3 in the southeasterly line of a “Reserved” strip, and continuing across said “Reserved” strip, in all a distance of 315.91 feet to a PK nail set for point on the southeasterly line of the Fort Worth and Western Railroad Company right-of-way (a 125-foot wide right-of-way; 50 feet from centerline) (formerly St. Louis-San Francisco and Texas Railway);

THENCE North 22°10’00” East, with the common line between said Railroad right-of-way and said “Reserved” strip, a distance of 538.55 feet to a 1/2-inch iron rod found at the point of intersection of said common line with the north line, extended, of said Block 2 and the south line of another “Reserved” strip;

THENCE South 89°49’00” East, passing the northwest corner of said Block 2, continuing with north line of said Block 2 and south line of said “Reserved” strip, in all a distance of 113.83 feet to a 3/4-inch iron rod found for the northeast corner of said Block 2 at the point of intersection of said north line of Block 2 and south line of “Reserved” strip with west line of said Harrold Avenue;

THENCE South 00°07’40” West, with the west line of said Harrold Avenue and with the east lines of said Blocks 2 and 3 and an included “Reserved” strip, in all a distance of 499.92 feet to the POINT OF BEGINNING and containing 2.465 acres (107,389 square feet) of land, more or less.

SITE 118:

BEING a tract of land situated in the H.G. Catlett Survey, Abstract Number 183, City of Burleson, Johnson County, Texas, and being a portion of a called Tract 1 and Tract 2 as described in Special Warranty Deed to Chesapeake Land Company, LLC, as recorded in Volume 4171, Page 208, and a portion of a called 1.301 acre tract of land as described in a Deed to Chesapeake Land Development Company as executed on November 20, 2009 and recorded under Clerk’s No. 35503, all of the Deed Records of Johnson County, Texas (D.R.J.C.T.), and being more particularly described as follows:

BEGINNING at a 5/8-inch iron rod with cap stamped “KHA” set for the most easterly, northeast corner of

(Exhibit A - Page 113 of 119)

EXHIBIT “A”

a called 1.056 acre tract of land described in a Special Warranty Deed to DTMC, Ltd, as executed on November 19, 2009 and recorded under Clerk’s No. 35505, D.R.J.C.T.;

THENCE South 45°09’35” West, along a northwesterly line of said 1.056 acre tract, a distance of 259.50 feet to a 5/8-inch iron rod with cap stamped “KHA” set for an inner ell corner of said 1.056 acre tract;

THENCE North 44°50’25” West, along a northeast line of said 1.056 acre tract, a distance of 240.00 feet to a 5/8-inch iron rod with cap stamped “KHA” set for a corner;

THENCE North 45°09’35” East, departing the northeast line of said 1.056 acre tract and crossing aforesaid Tract 1, passing at a distance of of 249.83 feet, a 5/8-inch iron rod with cap stamped “KHA” set for a reference corner, and continuing for a total distance of 280.26 feet to a corner on the curving easterly line of a called 2.363 acre tract of land described in a Dedication Deed to the City of Cleburne, Texas for the realignment of Hemphill Road, as executed on November 11, 2009 and recorded under Clerk’s No. 35504, D.R.J.C.T., said curve being a non-tangent curve to the right;

THENCE in a northeasterly direction, along the easterly line of said 2.363 acre tract, and along the arc of said curve to the right, through a central angle of 04°14’57”, having a radius of 475.00 feet, a chord bearing of North 73°01’30” East, a chord distance of 35.22 feet and an arc length of 35.23 feet to a 5/8-inch iron rod with cap stamped “KHA” set for the point of tangency of said curve;

THENCE North 75°08’59” East, continuing along the easterly line of said 2.363 acre tract, a distance of 75.75 feet to a corner, from which, a set 5/8-inch iron rod with cap stamped “KHA”, bears South 33°08’28” East, 10.06 feet;

THENCE South 44°50’25” East, departing the easterly line of said 2.363 acre tract, a distance of 185.68 feet to a corner;

THENCE South 45°09’35” West, passing at a distance of 2.44 feet, a 5/8-inch iron rod with cap stamped “KHA” set for a reference corner, continuing for a total distance of 117.50 feet to the POINT OF BEGINNING and containing 2.018 acres (87,910 square feet) of land, more or less;

SITE 119:
TRACT 1 (Fee Simple)

BEING a tract of land out of the Heirs of James Gibson Survey Abstract No. 587, City of Grapevine, Tarrant County, Texas, being part of a called 33.515 acre tract of land described in Special Warranty Deed to North Texas Acquisition, L.L.C., recorded in Instrument No. D208137208, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a 1/2” iron rod with cap found in the east line of North Grapevine Mills Boulevard (a variable width public right-of-way) at the northernmost end of a circular right-of-way corner clip; said point being the beginning of a non-tangent curve to the left having a central angle of 90°53’48”, a radius of 30.00 feet, a chord bearing and distance of South 15°51’28”East, 42.76 feet;

THENCE with said circular corner clip, an arc distance of 47.59 feet to a 5/8” iron rod with cap found at the southernmost end of said corner clip; said point also being the northernmost corner of Lot 1RB, Block 1, Grapevine Mills Addition, an addition to the City of Grapevine, Texas according to the plat recorded in Instrument No. D207195454, Official Public Records of Tarrant County, Texas;

THENCE departing said east right-of-way line, with the north line of said Lot 1RB, the following courses and distances:

South 61°18’22” East, a distance of 23.39 feet to a “X” cut in concrete found at the beginning of a tangent curve to the left having a central angle of 08°34’24”, a radius of 977.00 feet, a chord bearing and distance of South 65°35’34” East, 146.05 feet;

In a southeasterly direction along said curve, an arc distance of 146.19 feet to a 5/8”iron rod with cap

(Exhibit A - Page 114 of 119)

EXHIBIT “A”

found;
South 69°52’46” East, a distance of 672.58 feet to a corner;

THENCE departing said north line of Lot 1BR, North 20°07’14” East, a distance of 50.00 feet to a 5/8” iron rod with “KHA” cap set for the POINT OF BEGINNING;

THENCE North 20°07’14” East, a distance of 280.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 69°52’46” East, a distance of 400.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 20°07’14” West, a distance of 280.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 69°52’46” West, a distance of 400.00 feet to the POINT OF BEGINNING and containing 2.571 acres or 112,000 square feet of land.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 18, 2010, filed for record February 22, 2010 and recorded in/under Document No. D210038276, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land out of the Heirs of James Gibson Survey Abstract No. 587, City of Grapevine, Tarrant County, Texas, being part of a called 33.515 acre tract of land described in Special Warranty Deed to North Texas Acquisition, L.L.C., recorded in Instrument No. D208137208, Official Public Records of Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a 1/2” iron rod with cap found in the east line of North Grapevine Mills Boulevard (a variable width public right-of-way) at the northernmost end of a circular right-of-way corner clip; said point being the beginning of a non-tangent curve to the left having a central angle of 90°53’48”, a radius of 30.00 feet, a chord bearing and distance of South 15°51’28”East, 42.76 feet;

THENCE with said circular corner clip, an arc distance of 47.59 feet to a 5/8” iron rod with cap found at the southernmost end of said corner clip; said point also being the northernmost corner of Lot 1RB, Block 1, Grapevine Mills Addition, an addition to the City of Grapevine, Texas according to the plat recorded in Instrument No. D207195454, Official Public Records of Tarrant County, Texas;

THENCE departing said east right-of-way line, with the north line of said Lot 1RB, the following courses and distances:

South 61°18’22” East, a distance of 23.39 feet to a “X” cut in concrete found at the beginning of a tangent curve to the left having a central angle of 08°34’24”, a radius of 977.00 feet, a chord bearing and distance of South 65°35’34” East, 146.05 feet;
In a southeasterly direction along said curve, an arc distance of 146.19 feet to a 5/8”iron rod with cap found;
South 69°52’46” East, a distance of 672.58 feet to the POINT OF BEGINNING;

THENCE departing said north line of Lot 1BR, North 20°07’14” East, a distance of 50.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 69°52’46” East, a distance of 30.00 feet to a corner;

THENCE South 20°07’14” West, a distance of 50.00 feet to a corner on the north line of said Lot 1BR;

THENCE with the north line of said Lot 1BR, North 69°52’46” West, a distance of 30.00 feet to the POINT OF BEGINNING and containing 0.034 acre or 1,500 square feet of land.

(Exhibit A - Page 115 of 119)

EXHIBIT “A”

SITE 120:
TRACT 1 (Fee Simple)

BEING a tract of land situated in the J. Sanderson Survey, Abstract Number 1430, Tarrant County, Texas, and being all of Block 3 and a portion of Blocks 2, 4, 10 and 15, Interurban Addition, Third Filing, an addition to the City of Fort Worth, Texas, recorded in Volume 106, Page 157, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), said tract of land also being a portion of a called 15.551 acre tract of land described in the Conveyance to Chesapeake Exploration, L.P., executed February 27, 2007, recorded in County Clerk’s Instrument No. D207078241, said Deed Records, said 15.551 acre tract of land being that same tract of land described in the Special Warranty Deed to Dale Resources, LLC, executed May 9, 2006, recorded in County Clerk’s Instrument No. D206157942, said Deed Records, and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2-inch “BEASLEY RPLS 4050” capped iron rod found for the northeast corner of said 15.551 acre tract, same being on the south line of a tract of land conveyed to Martin S. Moore as evidenced in a Deed recorded in Volume 7460, Page 2272, D.R.T.C.T., said iron rod also being on the westerly bank of Sycamore Creek;

THENCE in a southerly direction, along the easterly line of said 15.551 acre tract and the westerly bank of said Sycamore Creek, the following:

South 23°00’15” East, a distance of 9.73 feet to a 1/2-inch “BEASLEY RPLS 4050” capped iron rod found for a corner;

South 13°56’54” West, a distance of 68.99 feet to a corner;

South 03°15’33” West, a distance of 71.98 feet to a 1/2-inch “BEASLEY RPLS 4050” capped iron rod found for a corner;

South 07°22’11” East, a distance of 165.58 feet to a 1/2-inch “BEASLEY RPLS 4050” capped iron rod found for a corner;

South 21°01’40” East, a distance of 92.67 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 84°33’31” West, departing the easterly line of said 15.551 acre tract and the westerly bank of said Sycamore Creek, a distance of 600.08 feet to a 5/8-inch “KHA” capped iron rod set for a corner;

THENCE North 08°31’37” West, a distance of 323.84 feet to a 5/8-inch “KHA” capped iron rod set for a corner on the northerly line of said 15.551 acre tract, same being on the southerly right of way line of Interstate Highway No. 30 (a variable width right of way);

THENCE in an easterly direction, along the northerly line of said 15.551 acre tract and the southerly right of way line of said Interstate Highway No. 30, the following:

North 81°28’23” East, a distance of 57.80 feet to a 5/8-inch “DUNAWAY ASSOC. LP.” capped iron rod found for a corner;

North 81°25’54” East, a distance of 51.53 feet to a 5/8-inch “DUNAWAY ASSOC. LP.” capped iron rod found for a corner;

North 80°56’23” East, a distance of 209.36 feet to a 5/8-inch “DUNAWAY ASSOC. LP.” capped iron rod found for the most northerly, northeast corner of said 15.551 acre tract, same being the west corner of aforesaid Martin S. Moore tract;

THENCE South 84°33’37” East, continuing along the northerly line of said 15.551 acre tract and

(Exhibit A - Page 116 of 119)

EXHIBIT “A”

along the south line of said Martin S. Moore tract, a distance of 294.28 feet to the POINT OF BEGINNING and containing 5.033 acres (219,231 square feet) of land, more or less.

TRACT 2 (Access Easement)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210026008, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land situated in the J. Sanderson Survey, Abstract Number 1430, Tarrant County, Texas, and being a portion of Block 5, Interurban Addition, Third Filing, an addition to the City of Fort Worth, Texas, recorded in Volume 106, Page 157, of the Deed Records of Tarrant County, Texas (D.R.T.C.T.), said tract of land also being a portion of a called 15.551 acre tract of land described in the Conveyance to Chesapeake Exploration, L.P., executed February 27, 2007, recorded in County Clerk’s Instrument No. D207078241, said Deed Records, said 15.551 acre tract of land being that same tract of land described in the Special Warranty Deed to Dale Resources, LLC, executed May 9, 2006, recorded in County Clerk’s Instrument No. D206157942, said Deed Records, and being more particularly described by metes and bounds as follows:

COMMENCING at a 1/2-inch iron rod found for the southwest corner of said Block 5 and the southwest corner of said 15.551 acre tract, said iron rod also being on the north right of way line of Bomar Street (a called 50’ wide right of way);

THENCE South 84°33’30” East, along the south line of said Block 5, the south line of said 15.551 acre tract and the north right of way line of said Bomar Street, a distance of 42.45 feet to the POINT OF BEGINNING;

THENCE North 56°16’10” East, departing the south line of said Block 5, the south line of said 15.551 acre tract and the north right of way line of said Bomar Street, a distance of 183.30 feet to a corner;

THENCE North 49°23’32” East, a distance of 218.69 feet to a corner;

THENCE North 76°59’11” East, a distance of 184.08 feet to a corner;

THENCE South 08°31’37” East, a distance of 30.09 feet to a corner;

THENCE South 76°59’11” West, a distance of 174.36 feet to a corner;

THENCE South 49°23’32” West, a distance of 213.13 feet to a corner;

THENCE South 56°16’10” West, a distance of 148.29 feet to a corner on the south line of aforesaid Block 5, the south line of aforesaid 15.551 acre tract and the north right of way line of aforesaid Bomar Street;

THENCE North 84°33’30” West, along the south line of said Block 5, the south line of said 15.551 acre tract and the north right of way line of said Bomar Street, a distance of 47.49 feet to the POINT OF BEGINNING and containing 0.386 of an acre (16,828 square feet) of land, more or less.

SITE 121:
TRACT 1 (Fee Simple)

BEING a tract of land out of the S.K. Smith Survey, Abstract No. 1417, City of Fort Worth, Tarrant County, Texas, being part of a called 12.347 acre tract of land described in Special Warranty Deed to Dale Resources, L.L.C., recorded in Instrument No. D206144561, Plat Records of Tarrant County, Texas, said tract also being a portion of Lot 1, Block 1, Spring Addition, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume 388-168, Page 96, Plat Records of Tarrant County, Texas and being more particularly described as follows:

(Exhibit A - Page 117 of 119)

EXHIBIT “A”

BEGINNING at a 1/2” iron rod found at the intersection of the southwest right-of-way line of North South Freeway (a variable width public right-of-way, I.H. 35) and the southeast right-of-way line of the Texas and Pacific Railroad (a 150-foot wide private right-of-way); said point being the northernmost corner of said Lot 1;

THENCE with said southwest right-of-way line, South 06°24’02” East, at a distance of 386.23 feet, passing an angle point in said southwest right-of-way, continuing and departing said southwest right-of-way line, in all a total distance of 434.00 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE South 29°29’09” West, a distance of 339.71 feet to a 5/8” iron rod with “KHA” cap set for corner;

THENCE North 58°04’22” West, a distance of 285.00 feet to a 5/8” iron rod with “KHA” cap set for corner in said southeast right-of-way line of the Texas and Pacific Railroad;

THENCE with said southeast right-of-way line, North 32°02’38” East, a distance of 679.86 feet to the POINT OF BEGINNING and containing 3.216 acres or 140,093 square feet of land.

TRACT 2 (Easement Estate)

Easement Estate created in Access Easement Agreement, by and between Chesapeake Land Development Company, L.L.C. and Apple Nine Ventures Ownership, Inc., dated February 3, 2010, filed for record February 4, 2010 and recorded in/under Document No. D210026009, Real Property Records of Tarrant County, Texas, over and across the following described property to-wit:

BEING a tract of land out of the S.K. Smith Survey, Abstract No. 1417, City of Fort Worth, Tarrant County, Texas, being part of a called 12.347 acre tract of land described in Special Warranty Deed to Dale Resources, L.L.C., recorded in Instrument No. D206144561, Plat Records of Tarrant County, Texas, said tract also being a portion of Lot 1, Block 1, Spring Addition, an addition to the City of Fort Worth, Texas according to the plat recorded in Volume 388-168, Page 96, Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a point in the north right-of-way line of Northside Drive (a variable width public right-of-way); from said point the southernmost southwest corner of said Lot 1, Block 1 bears North 49°54’33” West, a chord distance of 15.00 feet;

THENCE departing said north right-of-way line, North 41°29’00” East, a distance of 92.91 feet to the beginning of a tangent curve to the right with a radius of 615.00 feet, a central angle of 11°28’42”, and a chord bearing and distance of North 47°13’21” East, 123.00 feet;

THENCE in a northeasterly direction, with said curve, an arc distance of 123.21 feet to the beginning of a curve to the left with a radius of 553.54 feet, a central angle of 21°02’04”, and a chord bearing and distance of North 42°26’40” East, 202.08 feet;

THENCE in a northeasterly direction, with said curve, an arc distance of 203.22 feet to the end of said curve;

THENCE North 31°55’38” East, a distance of 387.44 feet to a point for corner;

THENCE South 58°04’22” East, a distance of 30.00 feet to a point for corner;

THENCE South 31°55’38” West, a distance of 387.44 feet to the beginning of a tangent curve to the right with a radius of 583.54 feet, a central angle of 21°02’04”, and a chord bearing and distance of South 42°26’40” West, 213.03 feet;

THENCE in a southwesterly direction, with said curve, an arc distance of 214.23 feet to the beginning of a curve to the left with a radius of 585.00 feet, a central angle of 11°28’42”, and a chord bearing and distance of South 47°13’21” West, 117.00 feet;

(Exhibit A - Page 118 of 119)

EXHIBIT “A”

THENCE in a southwesterly direction, with said curve, an arc distance of 117.20 feet to the end of said curve;

THENCE South 41°29’00” West, a distance of 92.88 feet to a point in the north right-of-way line of said Northside Drive at the beginning of a non-tangent curve to the left having a radius of 964.77 feet, a central angle of 01°46’54”, a chord bearing and distance of North 48°34’22” West, 30.00 feet;

THENCE in a northwesterly direction with said curve, an arc distance of 30.00 feet to the POINT OF BEGINNING and containing 0.557 acres or 24,275 square feet of land.

(Exhibit A - Page 119 of 119)

EXHIBIT “B”

FORM OF SPECIAL WARRANTY DEED

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

SPECIAL WARRANTY DEED

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TARRANT	§

          THAT _________________________________ (“Grantor”), for and in consideration of the sum of TEN and NO/100 Dollars ($10.00) and other good and valuable consideration paid in hand by _______________________________________________________ (the “Grantee”), whose address is _____________________________________, ___________, _________________ ________, the receipt and sufficiency of which are hereby acknowledged, HAS GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents DOES GRANT, BARGAIN, SELL and CONVEY unto Grantee that certain land situated in Tarrant County, Texas, and described on Exhibit A which is attached hereto and incorporated herein by reference for all purposes, together with all buildings, structures, fixtures and improvements located thereon and all of Grantor’s right, title and interest in and to all highways, streets, roads, easements, strips, gores or rights of way and to all sanitary sewer or other utility capacity and to all appurtenances to such property or in anywise appertaining thereto (said land, real property, rights, improvements and appurtenances being herein together referred to as the “Property”).

          This conveyance and the warranties of title herein are expressly made subject only to the liens, encumbrances, easements and other exceptions of record to the extent the same are valid and subsisting and affect the Property (the “Encumbrances”).

          TO HAVE AND TO HOLD the Property unto Grantee, and Grantee’s successors and assigns forever, and Grantor does hereby bind Grantor, and Grantor’s successors and assigns, to WARRANT and FOREVER DEFEND, all and singular title to the Property unto Grantee and Grantee’s successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through, or under Grantor, but not otherwise, but subject to the Encumbrances.

          Ad valorem taxes for the year 2011 have been prorated and assumed by Grantee.

          EXECUTED as of this _____ day of _________________, 2011.

GRANTOR:

By:

Name:

Title:

STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

          This instrument was acknowledged before me on the _____ day of ____________, 2011, by________________, ___________________ of ____________________________________________________________________.

Notary Public, State of Texas
My Commission expires:______________

Exhibit 10.98

EXHIBIT “C”

FORM OF ESTOPPEL CERTIFICATE

ESTOPPEL CERTIFICATE

TO:	______________________________
______________________________
______________________________
______________________________

Attention:	________________________
________________________

Re:	_______________________________________________

     The undersigned, as Tenant of approximately 110 separate tracts of real property (being approximately three to five acres each) in Tarrant, Johnson, Dallas and Ellis Counties, Texas (each such site being referred to herein as a “Site” and all Sites being collectively referred to herein as the (the “Land”) under that certain Ground Lease Agreement dated February 3, 2010, as amended (the “Lease”) made with APPLE NINE VENTURES OWNERSHIP INC., Landlord, hereby certifies as follows:

          (1) That attached hereto as Exhibit “A” is a true, correct and complete copy of the Lease, together with all amendments and extensions thereto;

          (2) That the Lease is in full force and effect and has not been assigned, subleased, modified, supplemented or amended in any way except as set forth in Exhibit “A”;

          (3) That the Lease, as amended as indicated in Exhibit “A”, represents the entire agreement between the parties as to said leasing;

          (4) Tenant has no option or right of first refusal to purchase a portion the Land or Land, except for the option to purchase expressly set forth in the CHK Lease. Such option only allows the purchase of no more than 30 Sites on a conditional basis under the CHK Lease. Such option has not been exercised by Tenant as of the date hereof except as to one (1) Site.

          (5) That the undersigned has entered into occupancy of the Land;

          (6) That the commencement date of the term of the Lease was April 6, 2009.

          (7) That the expiration date of the term of the Lease is April 6, 2049, and the undersigned has the right to renew or extend the term of the Lease for up to five (5) consecutive five-year periods.

          (8) That, to the best knowledge of the undersigned, all conditions of the Lease to be performed by Landlord and necessary to the enforceability of the Lease have been satisfied;

          (9) That, as of the date of this certificate, (i) there are no defaults by either Tenant or Landlord under the Lease, and (ii) no event has occurred or situation exists which would, with the passage of time, constitute a default by Landlord or Tenant under the Lease.

          (10) Tenant has commenced payment of base rent under the Lease. The base rent under the Lease is $15,048,000.00 per year, or $1,254,400.00 per month. Tenant is also responsible to pay, as additional rent, any other payments or charges that may be due or payable under the Lease. Tenant has fully paid all base rent, and any other payments due and payable under the Lease through the date of this certificate.

          (11) That no rents have been prepaid more than one (1) month in advance;

          (12) That on this date, to there are no existing defenses, offsets, claims or credits which the undersigned has against the enforcement of the Lease except for prepaid rent through _____________, 2011 (not to exceed one month);

Tenant understands that this certificate is required in connection with Purchaser’s (defined below) acquisition from Landlord of Landlord’s interest under the Lease (the “Interests”), and Tenant agrees that Purchaser and its assigns (including any parties providing financing for the Interests) and Landlord will, and will be entitled to, rely on the truth of this certificate. For purposes hereof, the term “Purchaser” shall mean 111 REALTY INVESTORS, LP, including any successor in interest. The party executing this document on behalf of Tenant represents that he/she has been authorized to do so on behalf of Tenant.

     EXECUTED this _____ day of _____________________, 2011.

[INSERT TENANT SIGNATURE LINES]

EXHIBIT “D”

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS AGREEMENT is made and entered into as of the ________ day of ______________, 2011, by and among _________________________________________________________, having a notice address of __________________ (“Tenant”), 111 Realty Investors, LP, a Texas limited partnership, having a notice address of 3715 Camp Bowie Blvd., Fort Worth, Texas 76107 (“Landlord”), and __________________________________________ having a notice address of __________________________________________________________(“Lender”).

W  I  T   N  E  S  S  E  T  H:

                    WHEREAS, Lender has agreed to loan to Landlord the sum of $_________, payment of which is to be secured by a mortgage or deed of trust (the “Mortgage”) on real estate which is more fully described in Schedule “A” attached as a part hereof (the “Premises”), which Mortgage is to be recorded in ____________________; and

                    WHEREAS, Tenant is the Lessee under a lease dated ________________, between Tenant and Landlord (said lease and all amendments thereto being referred to herein as the “Lease”), demising to the Tenant a portion of the Premises (said portion as described in the Lease being referred to herein as the “Leased Premises”); and

                    WHEREAS, as a condition precedent to making such loan to the Landlord, Lender has required that Tenant subordinate the Lease and its interest in the Leased Premises to the lien of the Mortgage;

                    NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, it is hereby agreed as follows:

          1. Subordination. Tenant hereby agrees that the Lease and all rights of Tenant in, to or under the Lease and the Leased Premises are hereby subjected and subordinated and shall remain in all respects and for all purposes subject, subordinate and junior to the lien of the Mortgage and to the rights and interests of the holder of the Mortgage as fully and with the same effect as if the Mortgage had been duly executed, acknowledged and recorded and the indebtedness secured thereby had been fully disbursed prior to the execution of the Lease or possession of the Leased Premises by Tenant. Tenant warrants and represents to Lender that there has been no assignment of Tenant’s rights or interests under the Lease to any other person.

          2. Attornment. If the interests of Landlord in the Premises shall be transferred to and owned by Lender or any other person by reason of foreclosure or other proceedings brought by Lender in lieu of or pursuant to a foreclosure, or by any other manner, Tenant shall attorn to and accept Lender or such other purchaser as the landlord under the Lease and Lender or such other purchaser shall succeed to the rights and obligations of Landlord under the Lease, provided that

Lender or such other purchaser shall not be liable for any act or omission of any prior landlord (including Landlord), nor subject to any offsets which Tenant might have against any prior landlord, nor bound by any rent or additional rent which Tenant might have paid for more than one month in advance, nor bound by any amendment or modification of the Lease hereafter made without Lender’s consent, nor liable for any deposit that Tenant may have given to any prior landlord which has not be transferred to Lender.

          3. Notice to Lender. On giving notice of any default to Landlord under the provisions of the Lease, Tenant agrees to also serve a copy of such notice to Lender, and no notice to Landlord will be effective in the absence of such service of notice to Lender. If Landlord defaults under any provision of the Lease, Lender shall have the option, but not the obligation, to cure any such default in the same manner and within the same period of time as provided in the Lease, and Tenant agrees to accept such performance by Lender under the Lease as though the same had been performed by Landlord.

          4. Lease Assignment. Tenant hereby acknowledges that Landlord has assigned, or will assign, Landlord’s interest in the Lease to Lender as additional security for its obligations under the Mortgage, and Landlord hereby irrevocably instructs Tenant to pay to Lender all rent and other sums due under the Lease immediately upon notice from Lender, and Tenant hereby agrees to so pay to Lender all rent and other sums due under the Lease upon receipt of such notice from Lender.

          5. Non-Disturbance. So long as Tenant is not in default under the terms of the Lease (beyond any notice and period of time given Tenant to cure such default as provided in the Lease), Lender agrees that Tenant shall not be made a party to any foreclosure or other action, sale or proceeding regarding the Mortgage and Lender or such action, sale or proceeding shall not affect the Lease, Tenant’s possession of the Leased Premises or Tenant’s rights under the Lease. The Lender further acknowledges and agrees that the lien of the Mortgage does not and shall not encumber any property of the Tenant located in or about the Leased Premises.

          6. Notice. All notices permitted or required to be given under this Agreement shall be in writing, shall be deemed properly given if addressed to the parties at the respective addresses set forth in the initial paragraph of this Agreement, or at such other address as is specified by notice by any party, and if sent by certified mail, postage prepaid, return receipt requested, by delivery or attempted delivery by a nationally recognized overnight courier service, or by personal delivery.

          7. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective heirs, administrators, representatives, successors and assigns including, without limitation, each and every holder of the Lease or any other person having an interest therein and each and every holder of the Mortgage.

          8. Governing Law. This Agreement shall be governed by the laws of the State of Texas.

          9. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be an original and all of which taken together will constitute a single agreement.

          10. This Subordination, Non-Disturbance and Attornment Agreement shall not be effective unless and until it is fully executed and delivered to the Tenant by overnight courier or mailed by certified mail, return receipt requested.

          IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first above written.

Tenant:

By:

_______________, ____________________

Landlord:

By:	111 GP, Inc.,
a Texas corporation, its general partner

By:

Michael J. Mallick, President

Lender:

___________________,
a __________________

By:

_______________, ______________